united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-07254

Johnson Mutual Funds Trust

(Exact name of registrant as specified in charter)

3777 West Fork Road, Cincinnati, Ohio 45247

(Address of principal executive offices)         (Zip code)

Marc E. Figgins, CFO, 3777 West Fork Road, Cincinnati, Ohio 45247

(Name and address of agent for service)

Registrant's telephone number, including area code: (513) 661-3100

Date of fiscal year end: 12/31

Date of reporting period: 12/31/16

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual
Report

December 31, 2016

t	Johnson Equity Income Fund
t	Johnson Growth Fund
t	Johnson Opportunity Fund
t	Johnson Realty Fund
t	Johnson International Fund
t	Johnson Fixed Income Fund
t	Johnson Municipal Income Fund

Johnson Mutual Funds Trust
3777 West Fork Road  |  Cincinnati, OH  |  45247
(513) 661-3100    (800) 541-0170    fax (513) 661-4901

www.johnsonmutualfunds.com

JOHNSON MUTUAL FUNDS
December 31, 2016

Letter from the Fund President
December 31, 2016

Dear Shareholder:

We are pleased to present you with the Johnson Mutual Funds’ December 31, 2016 Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds for 2016 as well as the relative performance compared to an appropriate index. The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

An eventful fourth quarter provided a fitting conclusion to a year that brought significant and often surprising changes in the world and the financial markets. November election results in the U.S. boosted stocks to a strong finish. The Dow Jones Industrial Average gained 6.7% between Election Day and year-end, and nearly reached 20,000 for the first time. The four major U.S. stock indices simultaneously hit all-time highs for the first time since 1999. There were other major moves in addition to stocks, particularly in bond yields and oil prices, both of which essentially doubled during the course of the year.

Market and economic sentiment are at high levels entering 2017, but that was far from true in the early months of 2016. Fears of recession along with China-induced economic distress sent markets tumbling in January and February, and pessimism regarding economic prospects was widespread. Those fears eased in the spring only to be briefly reignited by the shocking outcome of the Brexit vote. Again the market recovered quickly after a short-lived sell-off. Stock futures tumbled as election results rolled in overnight on November 8th, but by morning they had stabilized and a market rally ensued over the following weeks. In the end, an improving economic picture, improving corporate earnings growth, central bank policy, and optimism about potential pro-growth policy changes in the U.S. propelled stocks to healthy gains for the year.

The election set off a spike in bond yields even before the Fed announced its second hike in December. Yields rose abruptly in the wake of the election, dragging down the Bloomberg Barclays Aggregate Bond Index by 2.4% in November, making November the fourth-worst month for bonds since 1994. For the year, this index still returned 2.7%.

While rapidly rising rates may cause bond investors short-term pain, there are also some advantages. First, the upward pressure on yields helped correct an ongoing structural dislocation between bond yields and economic fundamentals. Given the potential for meaningful fiscal stimulus in the coming years, it makes sense that inflation expectations would rise, and for rates to price in modestly better future growth. That is precisely what happened, with inflation and growth expectations both contributing almost equally to the rate increase. The bond market now appears more fairly valued. Next, the long-term benefit of investing at higher yields almost always outweighs the short-term pain of rising rates. As interest rates rise, bond returns may turn negative for short periods, but patient investors are generally rewarded over the following three-to-five year periods.

In order to extend losses and break this pattern, rates would need to rise well above the Fed’s current estimate of long-run equilibrium. The Fed estimates that the Fed Funds rate will plateau at 3.0%, implying longer-dated bond yields don’t have much room to rise beyond current levels. Though fiscal stimulus may help improve economic growth over the short run, our economy faces several long-term structural issues that likely limit the amount rates will rise. Elevated corporate leverage, an aging population, large government deficits, and stubbornly-low productivity are all long-term economic headwinds that will help constrain the terminal rate. In the end, the post-election adjustment in rates has brought yields back to more reasonable levels. We believe that the correction has helped improve the return outlook for traditional bonds going forward.

Thanks again for the opportunity to serve you. We greatly value our relationships with clients and look forward to working with you in the years ahead.

Sincerely,

Jason O. Jackman, CFA, President

JOHNSON EQUITY INCOME FUND
Performance Review – December 31, 2016

For the year, the Johnson Equity Income Fund gained 12.16%. The Fund outperformed the Standard and Poors 500 Index (S&P 500) return of 11.96%.

Sector allocations and stock selection made positive contributions in similar proportions to relative performance during the year. Stock selection made the largest positive contribution in the Industrials, Information Technology, and Financials sectors. Railroader Union Pacific and Fortive, the industrials business spin-out from Danaher, were notable positive contributors in the Industrials sector while Iberiabank Corp. and PNC Financial Services Group were two bank stocks that were strong performers within Financials. Within the Information Technology sector, Linear Technology was a big winner after the announcement that it was being acquired by competitor Analog Devices.

As we wrote mid-year in the semi-annual letter, the first half of the year saw stock leadership from the Telecommunications and Utilities sectors, two sectors with defensive and high dividend yield characteristics. However, this leadership changed significantly in the second half of the year as interest rates rose and sentiment improved regarding economic growth, resulting in leadership from more cyclical sectors including Industrials and Financials. The Fund’s overweight in the Financials sector benefitted from the increase in interest rates and a significant positive shift in sentiment toward the Banking industry post-election.

Notable detractors from performance in the Fund during the year were the overweight to, and stock selection within, the defensive-oriented Consumer Staples sector. Also noteworthy, the strong relative performance within the Health Care sector during the first half of the year, reversed completely in the second half as the Fund’s medical equipment stocks lagged the strong post-election rebound in performance from biotechnology and pharmaceutical stocks.

It continues to be a difficult environment to find high quality companies with both attractive valuations and above average dividend yields. Our valuation discipline has led us to new purchases that have lower absolute dividend yields, but higher dividend growth potential. Maintaining our valuation discipline has also resulted in higher cash levels than normal. These cash levels resulted in a nearly one-percent drag on the Fund’s total return for the year. Turnover in the Fund was higher than it has historically been as ten new stocks were purchased during the year while twelve stocks were sold outright from the Fund. We also took advantage of opportunities to execute several position size round-ups and cutbacks in stocks where relative valuations became more or less attractive.

Average Annual Total Returns as of December 31, 2016
	Equity Income Fund	S&P 500 Index
One Year	12.16%	11.96%
Five Years	11.32%	14.66%
Ten Years	6.44%	6.95%

Above average dividend income and long-term capital growth is the objective of the Johnson Equity Income Fund, and the primary assets are stocks of large-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2016, the Fund’s total operating expense ratio was 1.00%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. The S&P 500 Index is the established benchmark. A shareholder cannot invest directly in the Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON GROWTH FUND
Performance Review – December 31, 2016

For the year ended December 31, 2016, the Johnson Growth Fund gained 7.06%. The Standard & Poors 500 Index (S&P 500), which is the primary benchmark for the Fund, gained 11.96% for the year. In 2016, performance in the S&P 500 was driven primarily by two factors: economic sensitivity and dividend yield. More economically sensitive stocks performed much better than companies whose revenue and earnings are not as dependent on the level of economic activity. On a global basis, less economically sensitive, higher quality growth stocks underperformed lower quality, more economically sensitive stocks by 12%. This is the worst 12 month relative performance for growth stocks since August, 2009. In addition, higher dividend yielding stocks dramatically outperformed stocks that paid little or no dividend. Stocks with yields of 3.5% or higher returned an average of 20.9% in 2016, while stocks with yields less than .6% returned an average of 3.2%. The Growth Fund focuses more on quality growth stocks and less on economic sensitivity and dividend yield. These factors contributed to the underperformance against the benchmark.

The Fund showed strong relative performance in both the Energy and Industrial sectors in 2016. EOG Resources was the largest positive contributor to performance. Chevron also performed very well as oil prices doubled from their lows reached in February. Within the Industrial sector, Union Pacific, Fortive and Parker Hannifin all performed very well as the market rewarded stocks that could benefit from additional infrastructure spending, driven by expanded fiscal policies from the incoming Trump administration. Other stocks that had the largest positive impact on performance included Iberiabank Corp., Broadcom, Apple, Berkshire Hathaway and Chubb.

The Fund’s performance relative to the S&P 500 was largely driven by stock selection within the Healthcare and Technology sectors and by not having any holdings in the Materials, Telecommunication and Utility sectors. Within Technology, which accounts for 29% of the Funds’ holdings, our performance was hurt by the weak relative performance of Red Hat, Cognizant and Alphabet (previously Google). Performance within the Healthcare sector has been hurt by negative political rhetoric, primarily regarding drug pricing. As a result, our holdings in Allergan, Medtronic, Biogen and Gilead Sciences performed poorly. The Telecommunication and Utility sectors- which have high dividend yields, and the Materials sector, which is very economically sensitive, all outperformed the index. Other stocks that had the largest negative impact on performance included CVS, Western Alliance Bancorp, Everbank, Analogic and Proto Labs.

The Fund has its largest overweight position in the Technology sector. We would expect to remain overweight in this sector, given the solid growth opportunities we are finding within it. The largest underweight position is in the Financial sector, where it is difficult to find quality growth stocks. Along with the Telecommunications, Materials and Utility sectors, the Fund has no weight in the Real Estate sector, which was separated from the Financials sector in late 2016.

New stocks purchased in the second half of the year included Mastercard, Zoetis, Paccar, Medtronic and Roper Technologies. Positions eliminated in the period included Mednax, EMC, Nordstrom, PRA Group and Gilead Sciences.

Average Annual Total Returns As of December 31, 2016
	Growth Fund	S&P 500 Index
One Year	7.06%	11.96%
Five Years	10.96%	14.66%
Ten Years	4.72%	6.95%

Long-term capital growth is the objective of the Johnson Growth Fund, and the primary assets are stocks of larger-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2016, the Fund’s total operating expense ratio was 1.00%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. The S&P 500 Index is the established benchmark. A shareholder cannot invest directly in the Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON OPPORTUNITY FUND
Performance Review – December 31, 2016

The Johnson Opportunity Fund had a net total return of 17.90% in 2016, outperforming the Russell 2500 Index’s 17.59% return. The Fund was able to successfully navigate a year of major intra-year swings, ranging from early year recession fears to political surprises in the U.K. and the U.S. to late year economic optimism.

In 2016, Value stocks outperformed Growth stocks by a wide margin. Energy and Materials stocks benefitted from a recovery in most commodity prices, and Financials rallied sharply following the U.S. election amid hope for higher interest rates, lower taxes, decreased regulation, and improved economic conditions. The Fund was well positioned for this style shift, and carried overweight positions in the more economically-sensitive sectors. An underweight in Real Estate also helped the Fund as high valuations corrected when interest rates ticked higher in the second half of the year, reducing the appeal of the sector’s high dividend yield. The worst performing sector in the market was Health Care, and Biotechnology stocks were particularly weak. The Fund had limited exposure to these more speculative growth stocks that struggled amid regulatory and business uncertainty.

During the year, the U.S. markets performed much better than most developed international markets, and U.S. companies with a heavy domestic business mix tended to do well. Some of the Fund’s best performers fit this theme, including consumer-driven Thor Industries, a manufacturer of recreational vehicles (RVs) and Winmark Corporation, a retail franchising and middle market leasing company. Another major industry that is primarily domestic is regional banks, and four of the Fund’s top ten contributors during the year were banks, namely Lakeland Bancorp, German American Bancorp, First Interstate BancSystem, and Iberiabank Corp. An overweight position in banks heading into the big fourth quarter rally was very beneficial to the Fund’s return.

The two biggest performance detractors were medical device companies in a tough year for Health Care. Integer Holdings Corp. (formerly Greatbatch Inc.) failed to meet sales expectations and Natus Medical, struggled with its Venezuelan business as well as a manufacturing quality issue. And although it was a good year for Value stocks, two poor performers with cheap valuations in the Fund that did not participate in the rally were AMC Networks Inc. and Essendant Inc., both of which are facing fundamental growth questions. We lost confidence in their business outlooks and have sold these two positions.

Small and mid-cap stocks outperformed large-cap stocks by a wide margin in the 4th quarter, bringing the historical market-cap valuation relationship roughly back into balance. We do not expect that to quickly reverse course, but it is likely that investors in 2017 will be more discriminating and demand to see that the optimism for government policy changes actually leads to improved earnings prospects. Style shifts and political headlines can move markets in the short run, but our emphasis will remain on investing in quality companies at a reasonable price and staying disciplined within our portfolio construction framework.

Average Annual Total Returns as of December 31, 2016
	Opportunity Fund	Russell 2500 Index
One Year	17.90%	17.59%
Five Years	14.81%	14.54%
Ten Years	6.96%	7.69%

Long-term capital growth is the objective of the Johnson Opportunity Fund, and the primary assets are equity securities of medium sized companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2016, the Fund’s total operating expense ratio was 1.00%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. The Russell 2500 Index is the established benchmark. A shareholder cannot invest directly in the Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON REALTY FUND
Performance Review – December 31, 2016

The Johnson Realty Fund returned 6.57% for the year ending 2016 compared to a return of 8.49% for the S&P US REIT Index. The year was highlighted by a great deal of volatility related to the anticipation of rising interest rates and an unexpected outcome in the presidential election. The market was exposed to the first of what then was expected to be multiple Federal Reserve (the “Fed”) rate hikes in December of 2015. The next rate hike did not come until December of 2016. In between those rate hikes, the bond market experienced a strong rate rally to new all-time lows and then reversed course in the fall marching higher towards the end of the year. The impact of the direction of interest rates can clearly be seen through this year’s movements. In January, with the expectation that rates would continue to move higher, REIT securities sold off by 3.5%. When it became clear in March that the Fed would be on hold, interest rates rallied as did REITs, up 9.99% in March. Finally, as economic activity improved and rates started to rise, REITs sold off four of the five remaining months in 2016, with only December posting a positive rate of return. Interest rates also declined in the month.

The market is building expectations that yields will continue to move higher as the Fed resumes its course to normalize interest rate policy. REITs historically perform best in flat to declining interest rate environments, which is the environment we have seen over the past many years. As discussed above, rising interest rates provide near term headwind for REITs, especially coming out of a period of exceptionally low interest rates.

The Johnson Realty Fund underperformed the S&P US REIT Index by -1.92%. Our property type allocation was negative to overall performance. We were market weighted to overweight in the three worst performing assets classes, Self-Storage, Retail and Residential. In addition, we were modestly underweight Industrials, Hospitality and Data Centers, which were the three best performing property types.

Security selection was also negative, influenced mainly by capitalization. Large cap stocks underperformed their smaller capitalization counterparts, 5.52% for the top 50 largest REITs versus 8.49% for the broader benchmark. Our focus remains on the higher quality, larger capitalization names and this was a detractor to return in 2016.

REITs continue to possess long term portfolio diversification benefits. We would expect as interest rates rise, yield oriented investors may exit the asset class. This may take several years as the market is coming off of historically low interest rate levels.

Average Annual Total Returns as of December 31, 2016
	Realty Fund	S&P US REIT Index
One Year	6.57%	8.49%
Five Years	10.49%	11.85%
Ten Years	3.47%	4.89%

Long-term capital growth and above average dividend income are the objectives of the Johnson Realty Fund, and the primary assets are real estate related equity securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2016, the Fund’s total operating expense ratio was 1.00%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. The S&P US REIT Index is the primary benchmark. A shareholder cannot invest directly in the Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON INTERNATIONAL FUND
Performance Review – December 31, 2016

The Johnson International Fund had a total net return of 3.00% in 2016, underperforming the MSCI ACWI ex-US Index’s 4.50% return. It was a choppy market throughout the year, highlighted by the surprise outcome of a U.K. referendum vote in June (coined “Brexit”), where a majority of British voters elected for their country to exit the European Union. This caught investors off guard, but after a very turbulent end to the second quarter, global markets quickly recovered within a matter of days, and the U.S. dollar rallied throughout most of the second half of the year. While many global markets performed well in local currencies, after converting into U.S. dollars, they struggled to match U.S. equity returns. . For example, the two largest countries in the MSCI ACWI ex-US Index, Japan and the United Kingdom, showed mid-teens price returns in their local currencies, but when returns were translated into U.S. dollars, the full year returns were slightly negative. The Fund invests primarily in U.S. dollar-denominated securities and does not take any direct measures to offset the effect of currency translation.

Emerging markets did well in 2016, with Russia and South America among those benefitting from an oil price recovery and global rally in many commodities. The Fund was underweight emerging markets throughout the year, which limited returns, but these less developed countries did provide some of the Fund’s biggest winners last year. Russian oil company, Lukoil PJSC, was the Fund’s top contributor, up 79% during the year, with rising oil prices pushing earnings higher for the first time in four years. Two of the top ten contributors to the Fund’s performance were Brazilian banks: Banco Bradesco and Itau Unibanco Holding. Other big winners in 2016 for the Fund included Newcrest Mining Ltd, a gold mining stock, and adidas AG, a German shoe and apparel manufacturer with improving earnings growth.

Negative security selection effect is responsible for most of the underperformance compared to the benchmark. The poor performance of several Health Care holdings within the Fund (representing half of the ten largest detractors) were representative of a global threat to drug pricing practices, uncertainty related to U.S. health care reform, and rising competitive pressures. The stocks included globally-exposed Teva Pharmaceuticals, Novo Nordisk, Taro Pharmaceuticals, Roche Holdings, and Novartis. Other large negative performance contributors included Sky PLC, a large British broadcaster, and Lenovo Group Ltd., a Hong Kong computer manufacturer.

On the heels of the two big political surprises of 2016, “Brexit” and the Trump win, a key issue to watch during the upcoming year will be the risk of a shift in global trade relations. It remains to be seen whether policy changes live up to campaign pledges and voter demands; however, the Fund’s focus will remain on keeping a diversified portfolio of stocks and seeking companies with the proper mix of fundamentals and valuation that offers the potential to reward long-term investors who seek exposure to foreign markets.

Average Annual Total Returns as of December 31, 2016
	International Fund	MSCI ACWI ex US Index
One Year	3.00%	4.50%
Five Years	5.03%	5.00%
Since Inception*	7.39%	7.85%

Asset Allocation by Country as of December 31, 2016
Japan	18.34%	South Korea	2.79%
United Kingdom	12.66%	Hong Kong	2.68%
Germany	8.46%	India	2.41%
Other*	8.03%	Taiwan	2.31%
France	8.00%	Netherlands	1.69%
Switzerland	7.57%	Spain	1.68%
Canada	7.24%	Russia	1.62%
China	6.77%	Brazil	1.38%
Australia	5.05%	Norway	1.32%
*	Countries in “Other” category include: Israel, Mexico, Sweden, Singapore, Belgium, Denmark, Chile, Italy, South Africa, and Phillipines

*	Fund Inception was December 8, 2008.

Long-term capital growth is the objective of the Johnson International Fund, and the primary assets are equity securities of foreign companies traded on U.S. exchanges and ADRs (American Depository Receipts). The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2016, the Fund’s total operating expense ratio was 1.00%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas neither Index incurs fees nor expenses. The MSCI ACWI ex US Index is the primary benchmark. A shareholder cannot invest directly in the Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON FIXED INCOME FUND
Performance Review – December 31, 2016

The Johnson Fixed Income Fund provided a total return of 3.08% during 2016, compared to a 2.65% return for the Bloomberg Barclays Capital Aggregate Index. Despite significant midyear volatility, interest rates rose only modestly higher for the full year.

Bond yields began the year at somewhat elevated levels, and the Fund maintained a neutral duration relative to the benchmark as a result. During the first half of the year, bond yields fell as energy prices declined and investors grew anxious over Britain’s vote to leave the European Union. As rates fell, the Fund shortened its duration relative to the benchmark. This positioning was beneficial to relative returns, as rates rose in response to the Presidential Election as well as the Federal Reserve’s (the “Fed”) decision to raise rates once again.

Meanwhile, credit spreads began the year at relatively wide levels, as fear of energy related defaults reverberated throughout the credit market. Spreads continued to widen until mid-February. However, as the price of oil stabilized, credit spreads tightened and led to positive excess returns for credit during the year. Sector performance was uneven though, with financials tightening less than industrials and utilities as energy related industrial credits recovered more than their prior losses. The Fund’s overweight to corporate bonds was a significant driver of performance relative to the Fund’s benchmark during the year, while its focus on high quality credits with lower spread volatility tempered returns. More than half of the Fund’s bond allocation is to investment-grade rated corporate securities which is greater than the Fund’s benchmark index and a key reason why the yield is traditionally higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising interest rates.

Looking forward into next year, we expect the Fed will likely continue to tighten monetary policy, albeit gradually. Although growth in the U.S. has been somewhat disappointing, the promise of fiscal stimulus may provide an economic tailwind in the coming year. Manufacturing has improved alongside the rebound in energy prices and the consumer should continue to benefit from rising wages and solid job creation. Continued improvement in global economic growth as well as powerful global Central Bank stimulus may lead to a continued tightening of credit spreads and the Fund’s overweight to corporate bonds should benefit as a result. The Fund’s duration is slightly short to that of its benchmark and the addition of securities such as floating rate and step-up coupon bonds will help serve as a cushion to rising rates. While inflation expectations have rebounded, the Fund has maintained a position in Treasury Inflation Protected Securities which will benefit as inflation returns to historic averages. Finally, we anticipate continued upward pressure on intermediate bond yields, leading to a slightly muted total return outlook. However, the potential move upward should provide an opportunity to enhance the Fund’s yield over time.

Average Annual Total Returns as of December 31, 2016
	Fixed Income Fund	Bloomberg Barclays Capital Aggregate Index
One Year	3.08%	2.65%
Five Years	2.33%	2.23%
Ten Years	4.35%	4.34%

A high level of income over the long term consistent with preservation of capital is the objective of the Johnson Fixed Income Fund, and the primary assets are investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2016, the Fund’s total operating expense ratio was 0.85%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. The Bloomberg Barclays Capital Aggregate Index is the benchmark. A shareholder cannot invest directly in the Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON MUNICIPAL INCOME FUND
Performance Review – December 31, 2016

The Johnson Municipal Income Fund provided a total return of 0.05% during 2016 compared to -0.52% for the Bloomberg Barclays 5-Year General Obligation Municipal Index. Despite significant midyear volatility, interest rates rose moderately higher for the full year.

During 2016, municipal bond yields rose, leading to the Fund’s relatively flat return. The Fund’s emphasis on higher yielding securities was additive to performance. In addition, the Fund’s laddered maturity structure aided performance as bond yields rose the most on intermediate securities, leading to better returns on short and long maturity bonds. While the benchmark is comprised solely of 4 – 6 year maturity securities, the Fund is constructed with a more diverse laddered maturity profile of bonds primarily due within 1 to 15 years.

New issue supply of municipal securities was strong during 2016 as issuers took advantage of low interest rates to refinance outstanding debt obligations and undertake new projects. Demand for municipal securities was robust for most of the year before cooling after the result of the Presidential Election caused some investors to anticipate lower tax rates in the future. Defaults in the municipal sector remained low on an absolute basis despite headlines surrounding fiscal challenges in Chicago and Puerto Rico. Tax revenues for many municipalities continue to show improvement, with the majority of states and local governments reporting healthy revenue from income, sales, and property tax collections. However, we continue to expect lower quality issuers, primarily in a handful of states such as New Jersey, Illinois and particularly the territory of Puerto Rico, to face financial pressure. The Fund avoids such securities maintaining a strict focus on high quality municipal issuers. Approximately 64% of the Fund is rated AA or higher. Furthermore, the Fund is diversified by issuer, sector and state with approximately 29% of its assets in states other than Ohio.

Looking forward into next year, we expect the Fed will likely continue to tighten monetary policy, albeit gradually. Although growth in the US has been somewhat disappointing, the promise of fiscal stimulus may provide an economic tailwind in the coming year. Manufacturing has improved alongside the rebound in energy prices and the consumer should continue to benefit from rising wages and solid job creation, both of which should continue to benefit municipal budget outlooks in the form of increased income and sales tax collections. Although the potential for tax reform could reduce demand for municipal securities, bond yields have increased and investors have historically shown greater interest in municipal bonds at higher rates. Finally, we anticipate upward pressure on municipal bond yields in the near term, leading to a muted total return outlook. However, municipals have historically outperformed other bond market alternatives during similar periods, and the potential move upward in yields should provide an opportunity to enhance the Fund’s yield over time.

Average Annual Total Returns as of December 31, 2016
	Municipal Income Fund	Bloomberg Barclays 5 Year G.O. Muni Bond Index
One Year	0.05%	-0.52%
Five Years	1.96%	1.54%
Ten Years	3.37%	3.58%

As rated by either Standard & Poor’s or Moody’s Rating Agencies.

A high level of federally tax-free income over the long term consistent with preservation of capital is the objective of the Johnson Municipal Income Fund, and the primary assets are intermediate term Ohio municipal bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2016, the Fund’s total operating expense ratio was 0.66%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. The Fund’s benchmark is the Bloomberg Barclays Capital 5 Year General Obligation Municipal Bond Index. A shareholder cannot invest directly in the Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

EQUITY INCOME FUND
Portfolio of Investments as of December 31, 2016

Common Stocks	Shares	Fair Value
Comcast Corp. – Class A	69,900	$4,826,595
Lowe’s Companies Inc.	64,600	4,594,352
TJX Companies Inc.	38,300	2,877,479
VF Corp.	74,200	3,958,570
10.8% – Total For Consumer Discretionary		$16,256,996
Coca Cola Co.	105,820	4,387,297
CVS Health Corp.	64,105	5,058,526
Nestle SA ADR	88,400	6,341,816
Procter & Gamble Co.	33,990	2,857,879
Unilever PLC	68,200	2,775,740
14.3% – Total For Consumer Staples		$21,421,258
Chevron Corp.	28,775	3,386,818
Royal Dutch Shell PLC, Class B ADR	77,500	4,492,675
Schlumberger Ltd.	35,150	2,950,842
7.2% – Total For Energy		$10,830,335
American Express Co.	70,800	5,244,864
Chubb Ltd.	36,725	4,852,107
Iberiabank Corp.	41,500	3,475,625
Invesco Ltd.	96,585	2,930,389
Marsh & McLennan Companies Inc.	46,700	3,156,453
Morningstar Inc.	20,900	1,537,404
PNC Financial Services Group Inc.	47,100	5,508,816
RenaissanceRe Holdings Ltd.	23,900	3,255,658
20.0% – Total For Financial Services		$29,961,316
Abbott Laboratories	116,400	4,470,924
Danaher Corp.	54,900	4,273,416
Medtronic PLC	60,200	4,288,046
Zimmer Biomet Holdings	42,700	4,406,640
Zoetis Inc.	88,400	4,732,052
14.8% – Total For Health Care		$22,171,078
Fortive Corp.	30,450	1,633,034
Paccar Inc.	52,000	3,322,800
Parker-Hannifin Corp.	21,500	3,010,000
Roper Technologies Inc.	16,300	2,984,204
Union Pacific Corp.	32,250	3,343,680
9.5% – Total For Industrials		$14,293,718
Accenture PLC – Class A	12,120	1,419,616
Apple Inc.	49,610	5,745,830
Automatic Data Processing Inc.	32,000	3,288,960
Cisco Systems Inc.	94,400	2,852,768
Cognizant Technology Solutions Corp.*	47,000	2,633,410
Mastercard Inc. – Class A	32,000	3,304,000
Microsoft Corp.	48,360	3,005,090

Common Stocks	Shares	Fair Value
Oracle Corp.	76,400	$2,937,580
SAP SE ADR	35,700	3,085,551
18.8% – Total For Information Technology		$28,272,805
AT&T Inc.	76,640	3,259,499
2.2% – Total For Telecommunication Services		$3,259,499
Total Common Stocks 97.6%		$146,467,005
(Identified Cost $123,583,886)
Cash Equivalents
First American Government Obligation Fund, Class Z**	3,444,105	3,444,105
Total Cash Equivalents 2.3%		$3,444,105
(Identified Cost $3,444,105)
Total Portfolio Value 99.9%		$149,911,110
(Identified Cost $127,027,991)
Other Assets in Excess of Liabilities 0.1%		$108,079
Total Net Assets 100.0%		$150,019,189
*	Non-income producing security.
**	Variable Rate Security; as of December 31, 2016, the 7 day annualized yield was 0.43%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

GROWTH FUND
Portfolio of Investments as of December 31, 2016

Common Stocks	Shares	Fair Value
Lowe’s Companies Inc.	12,310	$875,487
Nike Inc. Class B	8,200	416,806
Priceline Group Inc.*	610	894,297
Starbucks Corp.	15,560	863,891
TJX Companies Inc.	11,270	846,715
Walt Disney Co.	12,800	1,334,016
11.8% – Total For Consumer Discretionary		$5,231,212
Costco Wholesale Corp.	2,880	461,117
CVS Health Corp.	11,620	916,934
Nestle SA ADR	11,440	820,706
Pepsico Inc.	9,040	945,855
Procter & Gamble Co.	10,680	897,974
9.1% – Total For Consumer Staples		$4,042,586
Chevron Corp.	7,720	908,644
EOG Resources Inc.	13,140	1,328,454
Schlumberger Ltd.	15,705	1,318,435
8.0% – Total For Energy		$3,555,533
American Express Co.	7,230	535,598
Berkshire Hathaway Inc. Class B*	6,800	1,108,264
Chubb Ltd.	6,900	911,628
Iberiabank Corp.	10,710	896,963
Invesco Ltd.	22,500	682,650
JP Morgan Chase & Co.	7,350	634,231
Wells Fargo & Co.	8,790	484,417
11.8% – Total For Financial Services		$5,253,751
Allergan PLC*	3,100	651,031
Biogen Inc.*	2,900	822,382
Celgene Corp.*	13,040	1,509,380
Danaher Corp.	11,330	881,927
Johnson & Johnson	8,175	941,842
Medtronic PLC	11,170	795,639
Zoetis Inc.	26,730	1,430,857
15.8% – Total For Health Care		$7,033,058
3M Co.	5,140	917,850
Fortive Corp.	6,950	372,728
General Electric Co.	30,440	961,904
Paccar Inc.	15,940	1,018,566
Parker-Hannifin Corp.	7,920	1,108,800
Roper Technologies Inc.	4,800	878,784
Union Pacific Corp.	8,760	908,237
13.8% – Total For Industrials		$6,166,869
Alphabet Inc. – Class A*	565	447,734
Alphabet Inc. – Class C*	1,129	871,385

Common Stocks	Shares	Fair Value
Apple Inc.	19,140	$2,216,795
Broadcom Ltd.	5,315	939,533
Cognizant Technology Solutions Corp.*	13,120	735,114
Facebook Inc. – Class A*	6,930	797,296
Fortinet Inc.*	13,270	399,692
IPG Photonics Corp.*	4,610	455,053
Mastercard Inc. – Class A	10,000	1,032,500
Oracle Corp.	32,800	1,261,160
Red Hat Inc.*	17,120	1,193,264
Salesforce.com Inc.*	13,930	953,648
SAP SE ADR	10,500	907,515
Ultimate Software Group Inc.*	4,185	763,135
29.1% – Total For Information Technology		$12,973,824
Total Common Stocks 99.4%		$44,256,833
(Identified Cost $34,336,166)
Cash Equivalents
First American Government Obligation Fund, Class Z**	251,712	251,712
Total Cash Equivalents 0.6%		$251,712
(Identified Cost $251,712)
Total Portfolio Value 100.0%		$44,508,545
(Identified Cost $34,587,878)
Other Assets in Excess of Liabilities 0.0%		$19,611
Total Net Assets 100.0%		$44,528,156
*	Non-income producing security.
**	Variable Rate Security; as of December 31, 2016, the 7 day annualized yield was 0.43%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

OPPORTUNITY FUND
Portfolio of Investments as of December 31, 2016

Common Stocks	Shares	Fair Value
Advance Auto Parts Inc.	2,800	$473,536
Culp Inc.	15,000	557,250
Foot Locker Inc.	6,000	425,340
Gentex Corp.	33,600	661,584
Hasbro Inc.	7,400	575,646
LKQ Corp.*	24,000	735,600
Steven Madden Ltd.*	10,000	357,500
Texas Roadhouse Inc.	11,300	545,112
Thor Industries Inc.	8,200	820,410
Winmark Corp.	7,300	920,895
14.6% – Total For Consumer Discretionary		$6,072,873
Casey’s General Stores Inc.	5,000	594,400
Church & Dwight Co. Inc.	14,000	618,660
Ingredion Inc.	3,600	449,856
Whole Food Market Inc.	17,000	522,920
5.3% – Total For Consumer Staples		$2,185,836
Helmerich & Payne Inc.	7,800	603,720
Oceaneering International Inc.	17,400	490,854
2.6% – Total For Energy		$1,094,574
Argo Group International Holdings Ltd.	10,164	669,808
Assurant Inc.	6,000	557,160
Axis Capital Holdings Ltd.	7,000	456,890
Berkshire Hills Bancorp Inc.	15,000	552,750
Diamond Hill Investment Group Inc.	1,600	336,608
East West Bancorp Inc.	12,000	609,960
Everest Re Group Ltd.	3,200	692,480
First Interstate Bancsystem Inc.	18,000	765,900
German American Bancorp Inc.	15,000	789,150
Home Bancshares Inc.	14,000	388,780
Iberiabank Corp.	4,800	402,000
Invesco Ltd.	19,900	603,766
Lakeland Bancorp Inc.	41,000	799,500
Morningstar Inc.	8,500	625,260
Reinsurance Group of America Inc.	4,500	566,235
RenaissanceRe Holdings Ltd.	5,000	681,100
Westwood Holdings Group Inc.	10,800	647,892
24.4% – Total For Financial Services		$10,145,239
Align Technology Inc.*	6,300	605,619
Analogic Corp.	3,400	282,030
Natus Medical Inc.*	13,000	452,400
Owens & Minor Inc.	9,000	317,610

Common Stocks	Shares	Fair Value
Prestige Brands Holdings Inc.*	13,000	$677,300
United Therapeutics Corp.*	5,300	760,179
Universal Health Services Inc. – Class B	5,000	531,900
Varian Medical Systems Inc.*	5,700	511,746
VCA Inc.*	7,300	501,145
11.2% – Total For Health Care		$4,639,929
Alamo Group Inc.	10,300	783,830
American Woodmark Corp.*	4,000	301,000
Deluxe Corp.	9,200	658,812
Fluor Corp.	10,000	525,200
Generac Holdings Inc.*	7,000	285,180
Hillenbrand Inc.	14,000	536,900
HNI Corp.	9,000	503,280
Lincoln Electric Holdings Inc.	7,800	598,026
Old Dominion Freight Line Inc.*	6,300	540,477
Quanta Services Inc.*	13,000	453,050
Snap-On Inc.	3,100	530,937
Standex International Inc.	5,500	483,175
14.9% – Total For Industrials		$6,199,867
Amdocs Ltd.	9,300	541,725
Brocade Communications Systems Inc.	30,000	374,700
Flir Systems Inc.	9,800	354,662
IPG Photonics Corp.*	7,000	690,970
NeuStar Inc. – Class A*	14,600	487,640
PC Connection Inc.	27,000	758,430
Perficient Inc.*	25,000	437,250
Red Hat Inc.*	8,400	585,480
Ultimate Software Group Inc.*	1,700	309,995
11.0% – Total For Information Technology		$4,540,852
AptarGroup Inc.	6,200	455,390
Avery Dennison Corp.	7,000	491,540
Packaging Corp. of America	7,000	593,740
RPM International Inc.	6,000	322,980
Scotts Miracle-Gro Co. – Class A	6,800	649,740
Westlake Chemical Corp.	8,500	475,915
7.2% – Total For Materials		$2,989,305
UGI Corp.	10,800	497,664
1.2% – Total For Utilities		$497,664
Total Common Stocks 92.4%		$38,366,139
(Identified Cost $28,437,052)

The accompanying notes are an integral part of these financial statements.

OPPORTUNITY FUND
Portfolio of Investments as of December 31, 2016

Real Estate Investment Trusts (REITs)	Shares	Fair Value
Apartment Investment & Mangement Co.	14,000	$636,300
Extra Space Storage Inc.	6,500	502,060
National Retail Properties Inc.	14,500	640,900
Total REITs 4.3%		$1,779,260
(Identified Cost $1,658,189)
Cash Equivalents
First American Government Obligation Fund, Class Z**	1,386,204	1,386,204
Total Cash Equivalents 3.3%		$1,386,204
(Identified Cost $1,386,204)
Total Portfolio Value 100.0%		$41,531,603
(Identified Cost $31,481,445)
Liabilities in Excess of Other Assets 0.0%		$(8,596)
Total Net Assets 100.0%		$41,523,007
*	Non-income producing security.
**	Variable Rate Security; as of December 31, 2016, the 7 day annualized yield was 0.43%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

REALTY FUND
Portfolio of Investments as of December 31, 2016

Real Estate Investment Trusts (REITs)	Shares	Fair Value
American Campus Communities Inc.	1,600	$79,632
Apartment Investment & Management Co.	2,624	119,261
Avalonbay Communities Inc.	1,809	320,464
Camden Property Trust	1,200	100,884
Equity LifeStyle Properties Inc.	1,500	108,150
Equity Residential	5,000	321,800
Essex Property Trust Inc.	865	201,112
Mid-America Apartment Communities Inc.	2,234	218,704
Senior Housing Properties Trust	3,500	66,255
Sun Communities Inc.	650	49,797
UDR Inc.	3,807	138,879
16.2% – Total For Residential		$1,724,938
American Tower Corp.	5,839	617,066
Brandywine Realty Trust	3,000	49,530
Cousins Properties Inc.	3,500	29,785
Equinix Inc.	600	214,446
Douglas Emmett Inc.	2,500	91,400
Lexington Realty Trust	3,500	37,800
Life Storage Inc.	450	38,367
National Retail Properties Inc.	2,250	99,450
PS Business Parks Inc.	500	58,260
Urban Edge Properties	1,530	42,090
Vornado Realty Trust	2,561	267,292
14.5% – Total For Diversified		$1,545,486
Care Capital Properties Inc.	1,100	27,500
HCP Inc.	6,500	193,180
Healthcare Realty Trust Inc.	1,500	45,480
LTC Properties Inc.	650	30,537
Medical Properties Trust Inc.	2,800	34,440
Omega Healthcare Investors Inc.	2,500	78,150
Quality Care Properties*	1,300	20,150
Universal Health Realty Income Trust	300	19,677
Ventas Inc.	4,700	293,844
Welltower Inc.	4,750	317,917
10.0% – Total For Health Care Facilities		$1,060,875
Diamondrock Hospitality Co.	4,000	46,120
Host Hotels & Resorts Inc.	10,354	195,069
LaSalle Hotel Properties	1,500	45,705
Pebblebrook Hotel Trust	1,200	35,700
RL Lodging Trust	2,500	61,225
Ryman Hospitality Properties	1,000	63,010
4.2% – Total For Hotels/Motels		$446,829
Alexandria Real Estate Equities Inc.	1,000	111,130
Boston Properties Inc.	2,020	254,076

Real Estate Investment Trusts (REITs)	Shares	Fair Value
CoreSite Realty Corp.	500	$39,685
Corporate Office Properties Trust	2,000	62,440
Digital Realty Trust Inc.	2,300	225,998
Duke Realty Corp.	5,000	132,800
Dupont Fabros Technology Inc.	1,800	79,074
Equity Commonwealth*	1,700	51,408
Highwoods Properties Inc.	1,700	86,717
Kilroy Realty Corp.	1,545	113,125
Liberty Property Trust	2,661	105,110
Mack-Cali Realty Corp.	1,500	43,530
Parkway Inc.*	437	9,723
Piedmont Office Realty Trust Inc.	3,500	73,185
13.1% – Total For Office		$1,388,001
CubeSmart	2,500	66,925
DCT Industrial Trust Inc.	1,375	65,835
EastGroup Properties Inc.	600	44,304
Extra Space Storage Inc.	1,750	135,170
First Industrial Realty Trust Inc.	1,675	46,984
Prologis Inc.	7,306	385,684
Public Storage	2,400	536,400
12.1% – Total For Industrial		$1,281,302
Acadia Realty Trust	1,000	32,680
Alexander’s Inc.	100	42,687
CBL & Associates Properties Inc.	2,394	27,531
DDR Corp.	7,055	107,730
EPR Properties	1,000	71,770
Equity One Inc.	1,600	49,104
Federal Realty Investment Trust	1,000	142,110
General Growth Properties Inc.	12,200	304,756
Hospitality Properties Trust	2,100	66,654
Kimco Realty Corp.	5,667	142,582
Macerich Co.	2,192	155,281
Realty Income Corp.	3,569	205,146
Regency Centers Corp.	1,375	94,806
Retail Properties of America	3,500	53,655
Simon Property Group Inc.	4,279	760,250
SL Green Realty Corp.	1,500	161,325
Tanger Factory Outlet Centers Inc.	2,000	71,560
Taubman Centers Inc.	800	59,144
Washington Real Estate Investment Trust	1,500	49,035
Weingarten Realty Investors	2,500	89,475
Washington Prime Group Inc.	3,353	34,905
25.6% – Total For Retail		$2,722,186

The accompanying notes are an integral part of these financial statements.

REALTY FUND
Portfolio of Investments as of December 31, 2016

Real Estate Investment Trusts (REITs)	Shares	Fair Value
Rayonier Inc.	2,000	$53,200
Weyerhaeuser Co.	10,700	321,963
3.5% – Total For Timber		$375,163
Total REITs 99.2%		$10,544,780
(Identified Cost $5,547,155)
Cash Equivalents
First American Government Obligation Fund, Class Z**	37,542	37,542
Total Cash Equivalents 0.4%		$37,542
(Identified Cost $37,542)
Total Portfolio Value 99.6%		$10,582,322
(Identified Cost $5,584,697)
Other Assets in Excess of Liabilities: 0.4%		$39,582
Total Net Assets 100.0%		$10,621,904
*	Non-income producing security.
**	Variable Rate Security; as of December 31, 2016, the 7 day annualized yield was 0.43%.

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of December 31, 2016

Common Stocks	Shares	Fair Value
Adidas AG ADR	1,500	$117,825
Daimler AG	600	44,490
Honda Motor Co. Ltd. ADR	1,940	56,629
Magna International Inc.	2,000	86,800
Marks & Spencer Group PLC ADR	5,000	42,550
Publicis Groupe SA ADR	7,800	134,121
RTL Group SA ADR	15,000	109,200
Sky PLC ADR	4,500	220,590
Sony Corp.	2,700	75,681
Tata Motors Ltd.	3,425	117,786
Toyota Motor Corp.	1,800	210,960
WPP PLC ADR	1,300	143,858
9.6% – Total For Consumer Discretionary		$1,360,490
Coca-Cola Amatil Ltd. ADR	10,860	78,626
Danone ADR	6,184	77,795
L’Oreal ADR	2,800	101,948
Nestle SA ADR	2,400	172,176
Reckitt Benckiser Group PLC ADR	5,900	99,120
Unilever NV	2,500	102,650
Unilever PLC	3,000	122,100
Wal-Mart De Mexico SAB de CV ADR	8,000	142,960
6.3% – Total For Consumer Staples		$897,375
BP PLC	2,298	85,899
CNOOC Ltd.	500	61,980
Lukoil Corp. ADR	3,900	218,868
Petrochina Co. Ltd.	300	22,110
Royal Dutch Shell PLC, Class B ADR	1,400	81,158
Sasol Ltd. ADR	2,800	80,052
Statoil ASA	4,000	72,960
Suncor Energy Inc.	3,200	104,608
Technip SA ADR	6,200	110,484
Total SA	2,352	119,881
Woodside Petroleum ADR	5,200	116,740
7.6% – Total For Energy		$1,074,740
Allianz SE ADR	7,900	130,192
Australia and New Zealand Banking Group Ltd.	3,200	69,888
Banco Bradesco ADR	12,100	105,391
Banco Santander SA ADR	17,974	93,105
Bank of Montreal	1,240	89,181
Barclays PLC	10,000	110,000
BNP Paribas ADR	4,000	127,400
China Construction Bank ADR	5,300	80,401

Common Stocks	Shares	Fair Value
Credit Suisse Group ADR	3,777	$54,049
Deutsche Boerse AG ADR	7,000	55,629
ICICI Bank Ltd.	8,800	65,912
Industrial and Commercial Bank Of China Ltd. ADR	16,000	189,440
Itau Unibanco Holding SA ADR	7,700	79,156
KB Financial Group Inc.	2,400	84,696
Manulife Financial Corp.	4,420	78,764
Mitsubishi UFJ Financial Group Inc.	35,200	216,832
Mizuho Financial Group Inc. ADR	41,400	148,626
Orix Corp. ADR	1,750	136,203
Royal Bank of Canada	1,600	108,336
Sumitomo Mitsui Financial Group Inc. ADR	31,500	240,660
Swiss Re Ltd. ADR	4,400	104,544
Tokio Marine Holdings Inc. ADR	6,000	245,340
Toronto Dominion Bank	1,400	69,076
UBS Group AG*	4,800	75,216
United Overseas Bank Ltd. ADR	1,900	53,466
Westpac Banking Corp. Ltd.	4,650	109,182
Zurich Insurance Group Ltd. ADR	3,240	89,327
21.2% – Total For Financial Services		$3,010,012
Astellas Pharma Inc. ADR	19,500	270,270
Astrazeneca PLC ADR	1,600	43,712
Bayer AG ADR	1,300	135,564
Dr. Reddy’s Laboratories Ltd.	3,340	151,235
Novartis AG	2,480	180,643
Novo Nordisk AS	2,800	100,408
Roche Holdings Ltd. ADR	7,100	202,563
Shire PLC ADR	600	102,228
Taro Pharmaceuticals Ltd.*	800	84,216
Teva Pharmaceuticals ADR	2,400	87,000
9.6% – Total For Health Care		$1,357,839
ABB Ltd.	2,900	61,103
Atlas Copco AB ADR	3,000	91,620
BAE Systems PLC ADR	1,600	46,448
Bunzl PLC ADR	5,600	144,480
Canadian National Railway Co.	1,400	94,360
CK Hutchison Holdings Ltd. ADR	8,000	90,800
Fanuc Corp. ADR	7,166	119,314
Itochu Corp. ADR	3,700	97,680
Keppel Corp. Ltd. ADR	7,900	63,200
Komatsu Ltd. ADR	4,000	90,720

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of December 31, 2016

Common Stocks	Shares	Fair Value
Mitsui & Co., Ltd. ADR	300	$82,500
Schneider Electric SE ADR	10,000	138,100
Sensata Technologies Holding NV*	3,200	124,640
Siemens AG	900	110,178
9.6% – Total For Industrials		$1,355,143
Alibaba Group Holdings ADR*	1,600	140,496
Baidu Inc. ADR*	400	65,764
CGI Group Inc.*	5,100	244,953
Ericsson ADR	5,000	29,150
Lenovo Group Ltd. ADR	11,000	132,011
Open Text Corp.	1,600	98,896
SAP SE ADR	3,100	267,933
Siliconware Precision Industries Co. ADR	4,267	31,149
Taiwan Semiconductor Manufacturing Co. Ltd.	8,000	230,000
Tencent Holdings Ltd. ADR	6,500	157,430
United Microelectronics ADR	44,930	78,628
10.4% – Total For Information Technology		$1,476,410
BASF SE ADR	1,850	171,255
BHP Billiton Ltd.	2,550	91,239
Air Liquide SA ADR	3,777	84,000
Newcrest Mining Ltd. ADR	15,000	215,400
Nitto Denko Corp. ADR	4,200	164,556
Posco	1,400	73,570
Rio Tinto PLC	1,570	60,382
Syngenta AG	1,100	86,955
6.7% – Total For Materials		$947,357
BT Group PLC ADR	3,800	87,514
China Mobile Ltd.	2,700	141,561
Deutsche Telekom AG ADR	4,000	68,400
KDDI Corp. ADR	16,000	202,400
Nippon Telegraph and Telephone Corp.	1,200	50,484
Orange	12,000	181,680
PLDT Inc. ADR	1,800	49,590
SK Telecom Co. Ltd.	3,400	71,060
SoftBank Group Corp. ADR	1,800	59,454
Telefonica SA	5,190	47,754
Telenor ASA ADR	6,900	102,913
7.5% – Total For Telecommunication Services		$1,062,810

Common Stocks	Shares	Fair Value
Centrica PLC ADR	7,000	$80,710
Enel SpA ADR	21,100	92,207
Enel Chile SA ADR	7,400	33,670
Enel Americas SA ADR	7,400	60,754
Iberdrola SA ADR	3,578	93,851
Korea Electric Power Corp.	7,800	144,144
National Grid PLC ADR	2,800	163,324
SSE PLC ADR	4,000	76,080
5.2% – Total For Utilities		$744,740
Total Common Stocks 93.7%		$13,286,916
(Identified Cost $12,023,958)
Real Estate Investment Trusts (REITs)
Sun Hung Kai Properties Ltd. ADR	11,000	138,490
Total REITs 1.0%		$138,490
(Identified Cost $143,141)
Cash Equivalents
First American Government Obligation Fund, Class Z**	718,228	718,228
Total Cash Equivalents 5.1%		$718,228
(Identified Cost $718,228)
Total Portfolio Value 99.8%		$14,143,634
(Identified Cost $12,885,327)
Other Assets in Excess of Liabilities 0.2%		$32,040
Total Net Assets 100.0%		$14,175,674
*	Non-income producing security.
**	Variable Rate Security; as of December 31, 2016, the 7 day annualized yield was 0.43%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2016

Fixed Income Securities – Bonds	Face Value	Fair Value
Corporate Bonds:
Ace INA Holdings Senior Unsecured Notes, 2.875% Due 11/03/2022	2,375,000	$2,394,432
American Express Co. Subordinated Notes, 3.6250% Due 12/05/2024	3,000,000	3,012,435
AON PLC Senior Unsecured Notes, 3.500% Due 06/14/2024	580,000	581,771
AON PLC Senior Unsecured Notes, 4.000% Due 11/27/2023	3,285,000	3,408,342
BB&T Corp. Subordinated Notes, 3.950% Due 03/22/2022	2,294,000	2,403,188
BB&T Corp. Subordinated Notes, 5.250% Due 11/01/2019	2,117,000	2,287,234
Chubb INA Holdings Inc. Senior Unsecured Notes, 2.300% Due 11/03/2020	2,000,000	1,999,542
ERP Operating LP Senior Unsecured Notes, 5.750% Due 06/15/2017	1,270,000	1,294,883
ERP Operating LP Senior Unsecured Notes, 7.125% Due 10/15/2017	885,000	922,813
Fifth Third Bancorp Subordinated Notes, 4.300% Due 01/16/2024	4,490,000	4,611,948
Huntington Bancshares Senior Unsecured Notes, 3.150% Due 03/14/2021	4,280,000	4,340,344
JPMorgan Chase & Co. Subordinated Notes, 3.875% Due 09/10/2024	4,000,000	4,047,348
Key Bank NA Subordinated Notes, 4.625% Due 06/15/2018	746,000	766,589
Keycorp Senior Unsecured Notes, 5.100% Due 03/24/2021	3,800,000	4,155,429
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 2.300% Due 04/01/2017	1,000,000	999,681
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 4.800% Due 07/15/2021	3,155,000	3,429,441
Morgan Stanley Senior Unsecured Notes, 2.125% Due 04/25/2018	4,000,000	4,015,936
MUFG Americas Holdings Corp. Senior Unsecured Notes, 2.250% Due 02/10/2020	2,000,000	1,978,694
MUFG Americas Holdings Corp. Senior Unsecured Notes, 3.500% Due 06/18/2022	3,924,000	4,012,004
National City Corp. Subordinated Notes, 6.875% Due 05/15/2019	2,349,000	2,585,509

Fixed Income Securities – Bonds	Face Value	Fair Value
PNC Funding Corp. Bank Guarantee Notes, 5.625% Due 02/01/2017	870,000	$872,632
Prudential Financial Inc. Senior Unsecured Notes, 4.500% Due 11/15/2020	3,135,000	3,359,234
Prudential Financial Inc. Senior Unsecured Notes, 5.375% Due 06/21/2020	105,000	115,012
Suntrust Banks Inc. Senior Unsecured Notes, 2.900% Due 03/03/2021	3,000,000	3,042,375
US Bancorp Subordinated Notes, 3.600% Due 09/11/2024	4,980,000	5,074,979
Wells Fargo & Company Subordinated Notes, 5.606% Due 01/15/2044	4,500,000	5,098,684
23.4% – Total For Corporate Bonds: Bank and Finance		$70,810,479
AT&T Inc. Senior Unsecured Notes, 3.000% Due 02/15/2022	407,000	403,027
AT&T Inc. Senior Unsecured Notes, 5.000% Due 03/01/2021	2,828,000	3,041,548
Becton Dickinson Senior Unsecured Notes, 3.125% Due 11/08/2021	3,775,000	3,870,239
Burlington Northern Santa Fe Senior Unsecured Notes, 3.450% Due 09/15/2021	2,780,000	2,903,324
Burlington Northern Santa Fe Senior Unsecured Notes, 3.600% Due 09/01/2020	865,000	905,966
Chevron Corp. Senior Unsecured Notes, 2.355% Due 12/05/2022	5,000,000	4,906,795
CR Bard Inc. Senior Unsecured Notes, 4.400% Due 01/15/2021	2,110,000	2,258,664
CVS Health Corp. Senior Unsecured Notes, 3.500% Due 07/20/2022	2,505,000	2,573,872
Eaton Corp. Senior Unsecured Notes, 2.750% Due 11/02/2022	3,166,000	3,135,714
General Electric Capital Corp. Senior Unsecured Floating Rate Notes, 1.680% Due 04/15/2020**	3,898,000	3,958,345
General Electric Capital Corp. Senior Unsecured Floating Rate Notes, 1.963% Due 03/15/2023**	1,435,000	1,453,689
Goodrich Corp. Senior Unsecured Notes, 4.875% Due 03/01/2020	1,025,000	1,099,352
Johnson Controls International PLC, 5.000% Due 03/30/2020	3,495,000	3,760,365

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2016

Fixed Income Securities – Bonds	Face Value	Fair Value
Kroger Co. Senior Unsecured Notes, 3.400% Due 04/15/2022	1,600,000	$1,630,978
Kroger Co. Senior Unsecured Notes, 7.000% Due 05/01/2018	1,500,000	1,601,070
McDonalds Corp. Senior Unsecured Notes, 6.300% Due 03/01/2038	3,500,000	4,361,669
Norfolk Southern Corp. Senior Unsecured Notes, 5.900% Due 06/15/2019	1,728,000	1,885,312
Union Pacific Corp. Senior Unsecured Notes, 7.875% Due 01/15/2019	500,000	557,849
United Technologies Junior Subordinated Notes, 1.778% Due 05/04/2018**	6,000,000	6,001,308
Verizon Communications Senior Unsecured Notes, 4.672% Due 03/15/2055	4,392,000	4,124,571
18.0% – Total For Corporate Bonds: Industrial		$54,433,657
Berkshire Hathaway Energy Co. Senior Unsecured Notes, 3.500% Due 02/01/2025	1,500,000	1,529,720
Berkshire Hathaway Energy Co. Senior Unsecured Notes, 3.750% Due 11/15/2023	1,159,000	1,211,972
Berkshire Hathaway Energy Co. Senior Unsecured Notes, 5.750% Due 04/01/2018	3,000,000	3,153,411
Duke Energy Corp. Senior Unsecured Notes, 3.550% Due 09/15/2021	3,965,000	4,104,326
Enterprise Products Senior Unsecured Notes, 3.350% Due 03/15/2023	910,000	921,244
Enterprise Products Senior Unsecured Notes, 4.050% Due 02/15/2022	2,395,000	2,524,768
Eversource Energy Senior Unsecured Notes, 1.450% Due 05/01/2018	625,000	622,944
Eversource Energy Senior Unsecured Notes, 4.500% Due 11/15/2019	2,941,000	3,121,660
Interstate Power & Light Senior Unsecured Notes, 3.250% Due 12/01/2024	725,000	726,904
National Rural Utilities Collateral Trust, 10.375% Due 11/01/2018	1,005,000	1,158,993

Fixed Income Securities – Bonds	Face Value	Fair Value
Virginia Electric & Power Co. Senior Unsecured Notes, 5.000% Due 06/30/2019	498,000	$534,365
Williams Partners Senior Unsecured Notes, 4.875% Due 05/15/2023	4,000,000	4,074,672
Xcel Energy Inc. Senior Unsecured Notes, 4.700% Due 05/15/2020	2,636,000	2,803,381
8.7% – Total For Corporate Bonds: Utilities		$26,488,360
50.1% Total Corporate Bonds		$151,732,496
United States Government Treasury Obligations
Treasury Inflation Protected Security, 1.000% Due 02/15/2046	4,080,600	4,097,845
United States Treasury Bond, 2.500% Due 02/15/2045	14,300,000	12,737,611
United States Treasury Floating Rate Notes, 0.746% Due 04/30/2018**	7,000,000	7,012,271
United States Treasury Floating Rate Notes, 0.730% Due 07/31/2018**	4,000,000	4,003,492
United States Treasury Floating Rate Notes, 0.828% Due 01/31/2018**	6,300,000	6,318,068
United States Treasury Notes, 2.500% Due 05/15/2046	5,200,000	4,621,094
United States Treasury Notes, 2.750% Due 08/15/2042	4,250,000	4,015,090
United States Treasury Notes, 2.750% Due 11/15/2042	10,000,000	9,444,920
United States Treasury Notes, 4.625% Due 02/15/2017	1,750,000	1,758,578
17.8% – Total For United States Government Treasury Obligations		$54,008,969
United States Government Agency Obligations
FHLB Step-up Coupon Notes, 1.500% Due 12/28/2021**	4,000,000	3,995,676
FHLMC Step-up Coupon Notes, 1.400% Due 05/25/2021**	4,185,000	4,170,336
FHLMC Step-up Coupon Notes, 1.500% Due 06/07/2021**	7,950,000	7,944,165
FHLMC Step-up Coupon Notes, 1.500% Due 06/21/2021**	4,000,000	3,972,680
FHLMC Step-up Coupon Notes, 1.150% Due 07/12/2021**	5,000,000	4,959,400
8.3% – Total For United States Government Agency Obligations		$25,042,257

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2016

Fixed Income Securities – Bonds	Face Value	Fair Value
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid ARM, 3.268% Due 04/01/2042**	2,777,119	$2,859,090
FHLMC CMO Series 2877 Class AL, 5.000% Due 10/15/2024	441,506	472,462
FHLMC CMO Series 2985 Class GE, 5.500% Due 06/15/2025	233,256	253,545
FHLMC CMO Series 3109 Class ZN, 5.500% Due 02/15/2036	2,336,699	2,631,250
FHLMC CMO Series 3499 Class PA, 4.500% Due 08/15/2036	17,403	17,418
FHLMC CMO Series 3946 Class LN, 3.500% Due 04/15/2041	577,171	600,776
FHLMC CMO Series 3969 Class MP, 4.500% Due 04/15/2039	256,497	258,856
FHLMC CMO Series 4017 Class MA, 3.000% Due 03/15/2041	1,132,242	1,148,924
FHLMC CMO Series 4287 Class AB, 2.000% Due 12/15/2026	2,106,912	2,091,116
FHLMC CMO Series 4517 Class PC, 2.500% Due 05/15/2044	3,948,090	3,955,581
FHLMC Gold Partner Certificate Pool C01005, 8.000% Due 06/01/2030	1,575	1,771
FHLMC Gold Partner Certificate Pool G06616, 4.500% Due 12/01/2035	774,055	834,055
FHLMC Gold Partner Certificate Pool G08068, 5.500% Due 07/01/2035	1,626,147	1,823,252
FHLMC Gold Partner Certificate Pool G13596, 4.000% Due 07/01/2024	1,674,669	1,765,856
FHLMC Partner Certificate Pool 780439, 2.723% Due 04/01/2033**	109,372	115,596
FNMA CMO Series 2003-79 Class NJ, 5.000% Due 08/25/2023	955,117	1,018,276
FNMA CMO Series 2013-21 Class VA, 3.000% Due 07/25/2028	4,012,205	4,114,016

Fixed Income Securities – Bonds	Face Value	Fair Value
FNMA CMO Series 2014-04 Class PC, 3.000% Due 02/25/2044	4,346,546	$4,452,157
FNMA CMO Series 2014-28 Class PA, 3.500% Due 02/25/2043	590,357	616,746
FNMA CMO Series 2015-72 Class GB, 2.500% Due 12/25/2042	4,845,546	4,884,033
FNMA CMO Series 2016-39 Class LA, 2.500% Due 03/25/2045	1,425,152	1,430,095
FNMA CMO Series 2016-40 Class PA, 3.000% Due 07/25/2045	409,102	416,985
FNMA Partner Certificate Pool 253300, 7.500% Due 05/01/2020	553	560
FNMA Partner Certificate Pool 725027, 5.000% Due 11/01/2033	549,770	603,898
FNMA Partner Certificate Pool 725704, 6.000% Due 08/01/2034	210,768	242,129
FNMA Partner Certificate Pool 888223, 5.500% Due 01/01/2036	795,487	892,190
FNMA Partner Certificate Pool 889185, 5.000% Due 12/01/2019	68,313	70,258
FNMA Partner Certificate Pool 9309, 3.500% Due 10/01/2031	2,391,207	2,507,011
FNMA Partner Certificate Pool 995112, 5.500% Due 07/01/2036	537,713	602,405
FNMA Partner Certificate Pool AA4392, 4.000% Due 04/01/2039	1,617,596	1,707,420
FNMA Partner Certificate Pool MA0384, 5.000% Due 04/01/2030	1,560,696	1,702,918
GNMA CMO Series 2009-124 Class L, 4.000% Due 11/20/2038	245,577	252,939
GNMA II Pool 2658, 6.500% Due 10/20/2028	24,924	28,807
GNMA II Pool 2945, 7.500% Due 07/20/2030	4,438	5,020
GNMA II Pool 4187, 5.500% Due 07/20/2038	16,279	17,164
GNMA II Pool 4847, 4.000% Due 11/20/2025	442,819	460,531
GNMA Pool 780400, 7.000% Due 12/15/2025	3,052	3,517
GNMA Pool 780420, 7.500% Due 08/15/2026	1,776	2,041

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2016

Fixed Income Securities – Bonds	Face Value	Fair Value
GNMA Pool 781397, 5.500% Due 02/15/2017	28	$28
14.8% – Total For Government Agency Obligations – Mortgage Backed Securities		$44,860,692
Taxable Municipal Bonds
Cincinnati Children’s Hospital Medical Center, 2.853% Due 11/15/2026	1,085,000	1,029,048
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 6.249% Due 07/01/2020	1,000,000	1,120,420
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 7.439% Due 07/01/2030	2,125,000	2,439,521
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 7.589% Due 07/01/2037	2,500,000	2,832,075
Miami University Ohio General Receipts Revenue – Build America Bonds, 4.807% Due 09/01/2017	1,250,000	1,278,887
State of Kentucky Propery and Buildings Commission Revenue, 6.164% Due 08/01/2023	1,000,000	1,133,600
State of Ohio Major New Infrastructure Revenue – Build America Bonds, 4.844% Due 12/15/2019	2,450,000	2,641,002
University of Cincinnati Ohio General Receipts Revenue – Build America Bonds, 4.325% Due 06/01/2017	1,375,000	1,393,233
University of Cincinnati Ohio General Receipts Revenue – Build America Bonds, 5.616% Due 06/01/2025	930,000	1,024,758
University of Washington Revenue – Build America Bonds, 5.400% Due 06/01/2036	3,000,000	3,455,160
6.1% – Total For Taxable Municipal Bonds		$18,347,704
Total Fixed Income Securities – Bonds 97.1%		$293,992,118
(Identified Cost $290,911,166)

Preferred Stocks	Shares	Fair Value
Allstate Corp. Subordinated Debentures, 5.100% Due 01/15/2053	140,077	$3,525,738
Total Preferred Stocks 1.1%		$3,525,738
(Identified Cost $3,489,282)
Cash Equivalents
First American Government Obligation Fund, Class Z, 0.43%**	1,820,707	1,820,707
Total Cash Equivalents 0.6%		$1,820,707
(Identified Cost $1,820,707)
Total Portfolio Value 98.8%		$299,338,563
(Identified Cost $296,221,155)
Other Assets in Excess of Liabilities 1.2%		$3,772,138
Total Net Assets 100%		$303,110,701
**	Variable Rate Security; the rate shown is as of December 31, 2016.

ARM – Adjustable Rate Mortgage

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corp.

FFCB – Federal Farm Credit Bank

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corp.

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2016

Municipal Income Securities – Bonds	Face Value	Fair Value
Akron Ohio GO Limited, 5.000% Due 12/01/2024	400,000	$469,128
Cedar Park Texas GO Unlimited, 3.000% Due 02/15/2018	400,000	408,456
Chillicothe Ohio GO Limited Bond Anticipation Note, 2.000% Due 09/08/2017	600,000	602,838
Cincinnati Ohio GO Unlimited, 5.250% Due 12/01/2029	200,000	241,290
Fairborn Ohio GO Limited Bond Anticipation Note, 1.250% Due 03/23/2017	664,450	664,669
Gahanna Ohio GO Limited, 4.000% Due 12/01/2021	420,000	458,443
Green Ohio GO Unlimited Bond Anticipation Notes, 2.000% Due 06/09/2017	725,000	727,588
Groveport Ohio GO Limited (AMBAC Insured), 3.500% Due 12/01/2023	185,000	193,954
Hurst Texas GO Limited, 4.000% Due 08/15/2031	335,000	352,236
Lakewood Ohio GO Limited, 4.000% Due 12/01/2028	840,000	909,258
Lakewood Ohio GO Limited, 4.000% Due 12/01/2029	300,000	323,136
Licking County Ohio GO Limited Bond Anticipation Notes, 2.000% Due 05/24/2017	700,000	702,779
Mason Ohio GO Limited, 4.000% Due 12/01/2020*	375,000	389,962
Medina Ohio GO Limited, 2.000% Due 12/01/2020	220,000	220,565
Newport Kentucky GO Unlimited, 3.000% Due 05/01/2023	205,000	212,905
Pembroke Pines Florida GO Unlimited, 5.000% Due 09/01/2024	200,000	238,010
Sandusky Ohio GO Limited, 3.000% Due 12/01/2017	300,000	305,202
Springboro Ohio GO Limited, 3.000% Due 12/01/2017	150,000	152,684
Strongsville Ohio GO Limited, 4.000% Due 12/01/2030	350,000	378,305
Tiffin Ohio GO Unlimited, 3.000% Due 12/01/2018	420,000	432,508
Tiffin Ohio GO Unlimited, 3.000% Due 12/01/2020	225,000	233,496
Westerville Ohio GO Limited (AMBAC Insured), 5.000% Due 12/01/2024*	40,000	41,442

Municipal Income Securities – Bonds	Face Value	Fair Value
Xenia Ohio GO Limited, 2.000% Due 12/01/2017	200,000	$201,670
10.1% – Total For General Obligation – City		$8,860,524
Butler County Ohio General Obligation Limited, 5.000% Due 12/01/2024	160,000	190,298
Franklin County Ohio GO Limited, 4.000% Due 12/01/2018	220,000	230,674
Greene County Ohio GO Limited (AMBAC Insured), 4.000% Due 12/01/2017	450,000	462,136
Hamilton County Ohio Various Purpose GO Limited, 4.000% Due 12/01/2018	160,000	168,197
Portage County Ohio GO Limited, 3.000% Due 12/01/2021	270,000	274,614
Riversouth Ohio Authority Revenue, 4.000% Due 12/01/2031	700,000	720,615
Rowan County Kentucky GO Unlimited (AGM Insured), 4.000% Due 06/01/2024	390,000	421,641
Summit County Ohio GO Limited, 4.000% Due 12/01/2023	300,000	333,198
3.2% – Total For General Obligation – County		$2,801,373
Ohio GO Unlimited, 4.000% Due 05/01/2017	100,000	101,017
Ohio GO Unlimited, 5.000% Due 09/01/2022	400,000	463,392
Ohio GO Unlimited Common Schools – Series C, 4.250% Due 09/15/2022	845,000	945,859
Ohio Infrastructure Improvement GO Unlimited, 5.000% Due 08/01/2022	500,000	578,430
2.4% – Total For General Obligation – State		$2,088,698
Arizona Board of Regents Revenue Arizona State University, 5.000% Due 08/01/2028	815,000	934,764
Arizona Board of Regents Revenue Arizona State University, 5.750% Due 07/01/2023*	300,000	320,082
Arizona Board of Regents Revenue University of Arizona, 5.000% Due 06/01/2029	125,000	144,178
Cleveland State Ohio General Receipts Revenue, 4.000% Due 06/01/2017	150,000	151,791

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2016

Municipal Income Securities – Bonds	Face Value	Fair Value
Colorado Board of Governors University Enterprise System Revenue, 5.000% Due 03/01/2027	225,000	$268,704
Colorado Higher Education Lease Financing Program Certificate of Participation, 5.000% Due 11/01/2025	290,000	344,041
Florida State Board of Governors Florida State University Mandatory Student Fee Revenue Series A, 4.000% Due 07/01/2018	600,000	624,354
Kent State University Ohio General Receipt Revenue Series B (Assured Guaranty Insured), 5.000% Due 05/01/2017	935,000	947,230
Kent State University Ohio General Receipt Revenue, 4.000% Due 05/01/2022	255,000	276,458
Lake County Ohio Community College District GO Unlimited, 2.000% Due 12/01/2018	155,000	157,123
Lorain County Ohio Community College District General Receipts Revenue Bond, 3.000% Due 06/01/2020	190,000	196,287
Miami University Ohio General Receipts Revenue, 4.000% Due 09/01/2023	1,040,000	1,115,702
Miami University Ohio General Receipts Revenue, 5.000% Due 09/01/2020	100,000	111,195
Miami University Ohio Revenue (AMBAC Insured), 5.250% Due 09/01/2017	150,000	154,143
Miami University Ohio Revenue, 4.000% Due 09/01/2027	300,000	322,440
Northern Kentucky University General Receipts Revenue, 3.000% Due 09/01/2021	210,000	218,528
Ohio Higher Education Facilities Revenue – University of Dayton, 5.500% Due 12/01/2024	250,000	268,370
Ohio Higher Education Facilities Revenue – Xavier University, 4.500% Due 05/01/2036	1,000,000	1,030,680
Ohio Higher Education Facilities Revenue Case Western Reserve – Series C, 5.000% Due 12/01/2020*	155,000	160,516
Ohio Higher Educational Facilities Revenue – University of Dayton, 3.000% Due 12/01/2018	125,000	128,723

Municipal Income Securities – Bonds	Face Value	Fair Value
Ohio Higher Educational Facilities Revenue – University of Dayton, 4.000% Due 12/01/2017	165,000	$169,193
Ohio Higher Educational Facilities Revenue – University of Dayton, 5.000% Due 12/01/2018	155,000	165,424
Ohio State University General Receipts Revenue, 4.000% Due 06/01/2030	200,000	214,584
Ohio University General Receipts Revenue Bond, 5.000% Due 12/01/2019	135,000	146,773
Ohio University General Receipts Revenue Bond, 5.000% Due 12/01/2022	110,000	125,984
Purdue Indiana University Certificates of Participation, 5.250% Due 07/01/2017	300,000	306,261
South Dakota Board of Regents Housing and Auxiliary Facilities System Revenue, 5.000% Due 04/01/2026	315,000	369,378
University of Akron Ohio General Receipts Revenue (AGM Insured), 5.000% Due 01/01/2022	350,000	380,317
University of Akron Ohio General Receipts Revenue, 5.000% Due 01/01/2028	410,000	467,863
University of Akron Ohio General Receipts Revenue, 5.000% Due 01/01/2029	650,000	737,106
University of Akron Ohio General Receipts Revenue, 5.000% Due 01/01/2029	335,000	383,716
University of Akron Ohio Revenue, 5.000% Due 01/01/2027	350,000	404,929
University of Cincinnati General Receipts Revenue Series G, 5.000% Due 06/01/2017	280,000	284,589
University of Cincinnati General Receipts Revenue, 4.000% Due 06/01/2036	250,000	259,077
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2020	300,000	332,199
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2020*	250,000	258,897
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2026	470,000	532,270

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2016

Municipal Income Securities – Bonds	Face Value	Fair Value
University of Cincinnati Ohio Receipts Revenue (Assured Guaranty Insured), 5.000% Due 06/01/2019	300,000	$324,417
University of Toledo General Receipts Revenue, 5.000% Due 06/01/2017	205,000	208,081
University of Toledo Revenue, 5.000% Due 06/01/2021	300,000	336,960
University of Toledo Revenue, 5.000% Due 06/01/2026	885,000	1,005,652
17.4% – Total For Higher Education		$15,288,979
Allegheny County Pennsylvania Hospital Development Authority Revenue – University of Pittsburgh Medical Center, 5.000% Due 09/01/2017	125,000	128,199
Allegheny County Pennsylvania Hospital Development Authority Revenue – University of Pittsburgh Medical Center, 5.000% Due 10/15/2024	100,000	111,859
Allegheny County Pennsylvania Hospital Development Authority Revenue – University of Pittsburgh Medical Center, 6.000% Due 07/01/2027	250,000	316,548
Franklin County Ohio Hospital Revenue Nationwide Childrens – Series A, 4.500% Due 11/01/2021*	335,000	354,423
Franklin County Ohio Hospital Revenue Nationwide Childrens, 4.000% Due 11/01/2036	800,000	808,744
Hamilton County Ohio Health Care Facilities Revenue – The Christ Hospital Obligated Group, 5.250% Due 06/01/2027	420,000	475,327
Hamilton County Ohio Health Care Facilities Revenue – The Christ Hospital, 5.250% Due 06/01/2025	950,000	1,078,221
Hamilton County Ohio Hospital Facilities Revenue Cincinnati Children’s Hospital, 5.000% Due 05/15/2027	100,000	115,619
Kentucky Economic Development Finance Authority Hospital Facilities Revenue – St. Elizabeth Medical Center, 5.000% Due 05/01/2024	500,000	540,740

Municipal Income Securities – Bonds	Face Value	Fair Value
Monroeville Pennsylvania Finance Authority Revenue – University of Pittsburgh Medical Center, 5.000% Due 02/15/2027	300,000	$358,344
Nashville and Davidson County Tennessee Vanderbilt University Medical Center, 5.000% Due 07/01/2031	430,000	480,224
Ohio Hospital Facilities Revenue – Cleveland Clinic, 5.000% Due 01/01/2018	100,000	103,815
Ohio Hospital Facilities Revenue – Cleveland Clinic, 5.000% Due 01/01/2020	170,000	186,125
Ohio Hospital Facilities Revenue – Cleveland Clinic, 5.000% Due 01/01/2025	430,000	457,894
Pennsylvania Economic Development Financeing Authority – University of Pittsburgh Medical Center Revenue, 5.000% Due 02/01/2029	250,000	284,545
Pennsylvania Economic Development Financing Authority – University of Pittsburgh Medical Center Revenue, 5.000% Due 02/01/2025	450,000	524,129
Pennsylvania State Higher Education Facility Bond – University of Pennsylvania Health System, 5.250% Due 08/15/2026*	500,000	575,990
7.8% – Total For Hospital/Health Bonds		$6,900,746
Franklin County Ohio Convention Facilities Authority Revenue, 5.000% Due 12/01/2022	500,000	575,930
Hopkins County Kentucky Public Properties Corp. Judicial Center Project First Mortgage Revenue, 3.000% Due 06/01/2019	300,000	308,793
Kentucky Association of Counties Financing Corp. Revenue, 4.250% Due 02/01/2023	200,000	215,366
Mason Ohio Certificate of Participation – Community Center Project, 3.625% Due 12/01/2018	150,000	156,051
Mason Ohio Certificate of Participation, 5.000% Due 12/01/2023	750,000	835,905
Newport Kentucky First Mortgage Court Facilities Project Revenue, 4.000% Due 10/01/2025	500,000	520,395

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2016

Municipal Income Securities – Bonds	Face Value	Fair Value
Newport Kentucky First Mortgage Court Facilities Project Revenue, 4.000% Due 10/01/2026	100,000	$103,675
Ohio Capital Facilities Lease Appropriation – Parks & Recreational Improvement Revenue, 1.500% Due 08/01/2018	100,000	100,372
Ohio Capital Facilities Lease Appropriation Revenue, 4.000% Due 04/01/2026	150,000	159,240
Ohio Capital Facilities Lease Appropriation Revenue, 5.000% Due 04/01/2024	275,000	306,699
3.7% – Total For Revenue Bonds – Facility		$3,282,426
Akron Ohio Sewer System Revenue (AMBAC Insured), 5.000% Due 12/01/2017	400,000	411,844
Anderson Indiana Sewage Works Revenue (AGM Insured), 4.000% Due 11/01/2026	300,000	328,290
Butler County Ohio Water and Sewer GO Limited, 3.500% Due 12/01/2017	400,000	408,988
Central Ohio Solid Waste Authority GO Limited, 5.000% Due 12/01/2023	120,000	138,616
Central Ohio Solid Waste Authority GO Limited, 5.000% Due 12/01/2023*	10,000	11,574
Clermont County Ohio Sewer System Revenue, 2.000% Due 08/01/2018	300,000	303,537
Evansville Indiana Waterworks District Revenue (BAM Insured), 4.000% Due 01/01/2029	400,000	421,916
Evansville Indiana Waterworks District Revenue (BAM Insured), 5.000% Due 01/01/2022	300,000	336,468
Lafayette Indiana Sewage Works Revenue, 5.000% Due 07/01/2022	150,000	170,937
Lima Ohio Sanitary Sewer Revenue, 5.000% Due 12/01/2024	200,000	227,996
Mt. Vernon Ohio Waterworks Revenue, 3.750% Due 12/01/2018	225,000	234,862
Ohio Water Development Authority Revenue, 5.000% Due 12/01/2022	275,000	321,233
Springboro Ohio Sewer System Revenue, 4.000% Due 06/01/2022	245,000	266,183

Municipal Income Securities – Bonds	Face Value	Fair Value
St. Charles County Missouri Public Water Supply Dist. 2 Certificates of Participation, 4.000% Due 12/01/2031	400,000	$413,628
Toledo Ohio Water System Revenue, 5.000% Due 11/15/2025	255,000	301,558
Toledo Ohio Waterworks Revenue, 4.000% Due 11/15/2022	365,000	399,252
Toledo Ohio Waterworks Revenue, 5.000% Due 11/15/2026	500,000	601,845
Washington County Oregon Clean Water Services Sewer Revenue Senior Lien Series A, 5.250% Due 10/01/2025*	290,000	319,397
6.4% – Total For Revenue Bonds – Water & Sewer		$5,618,124
Akron Ohio Income Tax Revenue Bond Anticipation Notes, 2.500% Due 12/13/2017	500,000	505,120
Akron Ohio Income Tax Revenue Commnuity Learning Centers, 5.000% Due 12/01/2028	380,000	433,109
Aurora Colorado Certificates of Participation, 3.500% Due 12/01/2018	280,000	290,909
Cincinnati Ohio Economic Development Revenue (Baldwin 300 Project), 4.750% Due 11/01/2030	500,000	561,590
Cincinnati Ohio Economic Development Revenue (Baldwin 300 Project), 5.000% Due 11/01/2032	390,000	443,485
Cincinnati Ohio Economic Development Revenue U-Square-the-Loop Project, 3.500% Due 11/01/2024	110,000	114,002
Cincinnati Ohio Economic Development Revenue, 4.200% Due 11/01/2019	150,000	157,890
Clermont County Ohio Transportation District Roadway Improvement Revenue Bond, 2.000% Due 12/01/2017	240,000	242,093
Escambia County Florida Pollution Control Revenue (Gulf Power Company), 2.100% Due 07/01/2022	170,000	169,028
Escambia County Florida Solid Waste Disposal Revenue (Gulf Power Company), 1.400% Due 04/01/2039	555,000	555,000

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2016

Municipal Income Securities – Bonds	Face Value	Fair Value
Florida Board of Education Lottery Revenue, 4.000% Due 07/01/2022	105,000	$111,787
Hamilton County Ohio Economic Development King Highland Community Urban Redevelopment Corp. Revenue, 5.000% Due 06/01/2030	655,000	747,493
Humboldt County Nevada Polution Control Revenue (Sierra Pacific Power Co.), 1.250% Due 10/01/2029	300,000	294,312
Louisa Virginia Industrial Development Authority (Virginia Electric & Power Co.), 1.850% Due 11/01/2035	550,000	548,350
Louisa Virginia Industrial Development Authority (Virginia Electric & Power Co.), 2.150% Due 11/01/2035	650,000	649,766
Mobile Alabama Industrial Development Board Pollution Control Revenue, 1.625% Due 07/15/2034	400,000	399,896
Montgomery County Ohio Transportation Improvement Special Obligation Revenue, 3.000% Due 12/01/2017	200,000	201,694
Montgomery County Ohio Transportation Improvement Special Obligation Revenue, 3.500% Due 12/01/2019	400,000	403,628
Ohio Cultural and Sports Facilities Project Revenue, 4.000% Due 10/01/2019	225,000	239,535
Ohio Major New Infrastructure Revenue, 5.500% Due 06/15/2020*	600,000	637,008
Ohio Major New State Infrastructure Project Revenue, 5.000% Due 12/15/2022	250,000	287,530
Ohio Major New State Infrastructure Project Revenue, 5.000% Due 12/15/2023	500,000	587,935
Ohio Major New State Infrastructure Project Revenue, 5.000% Due 12/15/2026	500,000	601,770
Ohio Major New State Infrastructure Project Revenue, 6.000% Due 06/15/2017	300,000	306,795
Ohio Transportation Project Revenue, 2.000% Due 05/15/2018	155,000	156,837

Municipal Income Securities – Bonds	Face Value	Fair Value
Ohio Turnpike and Infrastructure Commission (National Re Insured), 5.500% Due 02/15/2019	390,000	$423,739
11.5% – Total For Other Revenue Bonds		$10,070,301
Bellbrook-Sugarcreek LSD GO Unlimited, 4.000% Due 12/01/2031	325,000	344,744
Boone County Kentucky SD Finance Corporation Revenue, 2.500% Due 05/01/2019	500,000	508,490
Breckinridge County Kentucky SD Finance Corp., 5.000% Due 04/01/2025	265,000	308,677
Brookville Ohio LSD GO Limited (FSA Insured), 4.000% Due 12/01/2019	120,000	122,588
Bullitt County Kentucky SD Finance Corp. School Building Revenue Bond, 2.500% Due 07/01/2018	315,000	319,479
Chillicothe Ohio CSD Special Obligation Revenue, 4.000% Due 12/01/2023	130,000	140,568
Chillicothe Ohio SD GO Unlimited (AGM Insured), 4.000% Due 12/01/2029	400,000	426,508
Clark County Kentucky SD Finance Corp. Revenue Bond, 3.000% Due 08/01/2022	115,000	119,125
Columbus Ohio CSD GO Unlimited, 4.000% Due 12/01/2029	400,000	428,492
Columbus Ohio CSD School Facilities Construction and Improvement GO, 4.000% Due 12/01/2023	175,000	185,552
Danville Indiana School Building Corp. First Mortgage Revenue, 4.000% Due 07/15/2017	225,000	228,568
Dublin Ohio CSD GO Unlimited, 5.000% Due 12/01/2026	500,000	578,355
Fairfield Ohio CSD GO Unlimited, 5.000% Due 12/01/2020	420,000	465,599
Fairlawn Ohio LSD GO Unlimited (School District Credit Program), 3.000% Due 12/01/2018	170,000	175,681
Fort Mill South Carolina School Facilities Corp. Installment Purchase Revenue, 5.000% Due 12/01/2024	300,000	349,281

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2016

Municipal Income Securities – Bonds	Face Value	Fair Value
Franklin Indiana Community Multi-School Building Corp., 5.000% Due 01/15/2023	200,000	$229,746
Green County Kentucky SD Finance Corp. School Building Revenue (State Seek Insured), 2.750% Due 04/01/2017	370,000	371,402
Greenville Ohio CSD GO Unlimited (SD Credit Program Insured), 4.000% Due 01/01/2021	110,000	117,609
Hamilton Ohio CSD GO Unlimited (School District Credit Program), 5.000% Due 12/01/2019	300,000	327,054
Hardin County Kentucky SD Finance Corp. Revenue, 2.500% Due 06/01/2021	100,000	101,547
Hardin County Kentucky SD Finance Corp. Revenue, 5.000% Due 05/01/2024	500,000	579,520
Harper Creek Michigan CSD GO Unlimited, 4.000% Due 05/01/2017	220,000	221,956
Harrison Hills Ohio CSD GO Unlimited (School District Credit Program), 4.000% Due 11/01/2017	215,000	220,070
Hillsborough County Florida School Board Certificates of Participation, 5.000% Due 07/01/2025	200,000	234,192
Jackson Milton Ohio LSD Cercificates of Participation (BAM Insured), 2.000% Due 06/01/2019	200,000	201,030
Jackson Milton Ohio LSD Cercificates of Participation (BAM Insured), 4.000% Due 06/01/2031	270,000	278,956
Johnstown-Monroe Ohio LSD GO Unlimited, 4.000% Due 12/01/2029	800,000	860,984
Keller Texas ISD GO Unlimited, 4.500% Due 02/15/2020	5,000	5,316
Kenston Ohio LSD Improvement GO Unlimited, 5.000% Due 12/01/2019	150,000	164,421
Kenton County Kentucky SD Finance Corp. Revenue, 4.000% Due 02/01/2028	400,000	427,292
Kenton County Kentucky SD Finance Corp. School Building Revenue, 4.500% Due 02/01/2025	300,000	319,245

Municipal Income Securities – Bonds	Face Value	Fair Value
Kettering Ohio CSD GO Unlimited, 4.000% Due 12/01/2020	240,000	$258,977
Kettering Ohio CSD GO Unlimited, 4.000% Due 12/01/2030	400,000	426,216
Kettering Ohio CSD GO Unlimited, 4.750% Due 12/01/2018	250,000	253,845
Lake County Ohio GO Limited Bond Anticipation Notes, 1.000% Due 3/22/2017	1,000,000	1,000,310
Lake Ohio LSD of Stark County GO Unlimited, 4.000% Due 12/01/2023	400,000	436,648
Lakota Ohio LSD GO Unlimited, 4.000% Due 12/01/2027	125,000	136,962
Lakota Ohio LSD GO Unlimited, 5.000% Due 12/01/2021	350,000	397,946
Lakota Ohio LSD GO, 5.250% Due 12/01/2025	205,000	247,209
Licking Valley Ohio LSD GO Unlimited, 2.000% Due 12/01/2017	200,000	201,798
Louisville Ohio CSD GO Unlimited (SDCP), 3.000% Due 12/01/2020	370,000	384,963
Mahoning County Ohio Career and Technical Center Board of Education Certificates of Participation, 3.500% Due 12/01/2018	100,000	101,709
Mansfield Texas ISD GO Unlimited, 1.750% Due 08/1/2042	400,000	401,020
Mariemont Ohio CSD School Facilities Project Certificate of Participation, 1.500% Due 12/01/2017	60,000	60,253
Marysville Michigan PSD GO Unlimited, 5.000% Due 05/01/2021	250,000	279,250
Marysville Ohio Exempted Village SD GO Unlimited, 4.000% Due 12/01/2023	165,000	182,711
Miamisburg Ohio CSD Certificates of Participation, 2.000% Due 12/01/2018	160,000	162,192
Milford Ohio Exempt Village SD GO Unlimited (AGM Insured), 5.500% Due 12/01/2030	950,000	1,173,240

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2016

Municipal Income Securities – Bonds	Face Value	Fair Value
Mt. Healthy Ohio CSD GO Unlimited (School District Credit Program), 5.000% Due 12/01/2018	250,000	$267,007
Newark Ohio CSD GO Unlimited, (School District Credit Program), 4.000% Due 12/01/2026	235,000	257,489
Northwest Ohio LSD Hamilton & Butler Counties Certificates of Participation, 2.500% Due 12/01/2019	150,000	152,020
Northwest Ohio LSD Hamilton & Butler Counties GO Unlimited, 5.000% Due 12/01/2028	100,000	116,314
Northwest Ohio LSD Hamilton & Butler Counties GO Unlimited, 5.000% Due 12/01/2029	150,000	173,748
Parchment Michigan SD GO Unlimited, 4.000% Due 05/01/2018	275,000	284,001
Princeton Ohio CSD Certificates of Participation, 3.500% Due 12/01/2026	275,000	280,594
Reynoldsburg Ohio CSD GO, 4.375% Due 12/01/2018	200,000	209,022
Reynoldsburg Ohio CSD GO, 5.000% Due 12/01/2020*	200,000	210,760
Scott County Kentucky SD Finance Corp. Revenue Bond, 2.500% Due 02/01/2018	100,000	101,155
South Range Ohio LSD GO Unlimited, 2.000% Due 12/01/2018	125,000	126,358
Springboro Ohio CSD GO (AGM Insured), 5.250% Due 12/01/2018	310,000	333,151
Switzerland Ohio LSD GO Unlimited (SDCEP Insured), 4.000% Due 12/01/2026	415,000	444,009
Toledo Ohio CSD GO Unlimited, 5.000% Due 12/01/2029	660,000	765,831
Trotwood-Madison Ohio CSD GO Unlimited, 4.000% Due 12/01/2028	210,000	227,315
Vermillion Ohio LSD Certificates of Participation, 5.000% Due 12/01/2023	230,000	255,429
Wadsworth Ohio CSD GO Unlimited, 3.000% Due 12/01/2017	210,000	212,858
Wadsworth Ohio CSD GO Unlimited, 3.500% Due 12/01/2022	215,000	225,563

Municipal Income Securities – Bonds	Face Value	Fair Value
Washington County Kentucky SD Finance Corp. Revenue Bond, 3.000% Due 08/01/2019	185,000	$191,027
Wayne Trace Ohio LSD GO (SDCEP Insured), 3.000% Due 12/01/2020	320,000	322,739
Wentzville R-IV SD of Saint Charles County Missouri Certificates of Participation, 2.000% Due 04/01/2017	175,000	175,478
Wentzville R-IV SD of Saint Charles County Missouri Certificates of Participation, 4.000% Due 04/01/2030	395,000	417,124
West Clermont Ohio LSD GO Unlimited (School District Credit Program), 4.000% Due 12/01/2017	300,000	307,734
Western Reserve Ohio LSD GO (SDCEP Insured), 4.000% Due 12/01/2022	240,000	256,870
Wyoming Ohio CSD GO Unlimited, 5.000% Due 12/01/2023	200,000	233,598
Wyoming Ohio CSD GO Unlimited, 5.750% Due 12/01/2017	460,000	479,642
Wyoming Ohio CSD School Improvement GO Unlimited, 3.000% Due 12/01/2018	160,000	165,286
Zanesville Ohio CSD GO Unlimited (SDCEP Insured), 4.500% Due 12/01/2019	200,000	214,804
26.1% – Total For School District		$22,874,222
Kentucky Asset and Liability Commission Revenue, 5.250% Due 09/1/2023	965,000	1,126,753
Kentucky Property and Buildings Commission Revenue, 5.000% Due 08/01/2030	600,000	676,560
Kentucky Property and Buildings Commission Revenue, 5.000% Due 08/01/2029	600,000	679,914
Kentucky Property and Buildings Commission Revenue, 5.000% Due 10/01/2023	350,000	399,280
Ohio Building Authority (FGIC Insured), 5.000% Due 10/01/2017	420,000	432,424
Ohio Building Authority Revenue, 5.000% Due 10/01/2020	215,000	234,993

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2016

Municipal Income Securities – Bonds	Face Value	Fair Value
Ohio Building Authority State Facilities Administrative Building Fund Project B, 5.250% Due 10/01/2017	180,000	$185,656
Ohio Department of Administration Certificate of Participation – Multi-Agency Radio Communication Project, 4.000% Due 09/01/2027	145,000	154,876
Ohio Department of Administration Certificate of Participation – Multi-Agency Radio Communication Project, 5.000% Due 09/01/2020	350,000	389,970
Ohio Department of Administration Certificate of Participation, 5.000% Due 03/01/2024	300,000	341,034
Ohio Department of Administration Certificate of Participation, 5.000% Due 09/01/2018	435,000	460,530
Ohio Department of Administration Certificates of Participation, 5.000% Due 03/01/2017	200,000	201,266
Ohio Department of Administration Certificates of Participation, 5.000% Due 09/01/2018	250,000	264,673
6.3% – Total For State Agency		$5,547,929
Missouri State Housing Development Commission Single Family Mortgage Revenue (GNMA/FNMA/FHLMC Insured), 3.550% Due 05/01/2023	255,000	262,466
Missouri State Housing Development Commission Single Family Mortgage Revenue Series C (GNMA/FNMA/FHLMC Insured), 4.650% Due 09/01/2024	45,000	46,042
Ohio Housing Finance Agency Residential Mortgage Revenue 2009 Series A, 5.550% Due 09/01/2028	140,000	143,503
Ohio Housing Finance Agency Residential Mortgage Revenue Series F (FNMA/GNMA/FHLMC Insured), 4.500% Due 09/01/2024	205,000	210,861

Municipal Income Securities – Bonds	Face Value	Fair Value
Ohio Housing Finance Agency Revenue, 5.900% Due 09/01/2023	105,000	$107,560
0.9% – Total For Housing		$770,432
Total Municipal Income Securities – Bonds 95.8%		$84,103,754
(Identified Cost $83,245,132)
Cash Equivalents	Shares
Dreyfus AMT-Free Tax Cash Management Fund**	2,604,639	2,604,639
Total Cash Equivalents 3.0%		$2,604,639
(Identified Cost $2,604,639)
Total Portfolio Value 98.8%		$86,708,393
(Identified Cost $85,849,771)
Other Assets in Excess of Liabilities 1.2%		$1,043,871
Total Net Assets 100.0%		$87,752,264
*	Pre-refunded/Escrowed-to-Maturity Bonds; as of December 31, 2016, these bonds represented 3.74% of total assets.
**	Variable Rate Security; as of December 31, 2016, the 7 day annualized yield was 0.47%.

AGM – Assured Guaranty Municipal Mortgage Association

AMBAC – American Municipal Bond Assurance Corp.

BAM – Build America Mutual

CSD – City School District

FGIC – Financial Guaranty Insurance Co.

FHLMC – Federal Home Loan Mortgage Corp.

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance

GNMA – Government National Mortgage Association

GO – General Obligation

LSD – Local School District

MBIA – Municipal Bond Insurance Association

PSD – Public School District

SD – School District

SDCP – Ohio School District Credit Program

SDCEP – Ohio School District Credit Enhancement Program

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2016

Statements of Assets and Liabilities

	Equity Income Fund	Growth Fund	Opportunity Fund
Assets:
Investment Securities at Fair Value*	$149,911,110	$44,508,545	$41,531,603
Dividends and Interest Receivable	171,193	59,531	41,801
Fund Shares Sold Receivable	102,816	21,824	5,273
Total Assets	$150,185,119	$44,589,900	$41,578,677
Liabilities:
Accrued Management Fees	$127,636	$38,459	$35,113
Fund Shares Redeemed Payable	38,294	23,285	20,557
Total Liabilities	$165,930	$61,744	$55,670
Net Assets	$150,019,189	$44,528,156	$41,523,007
Net Assets Consist of:
Paid in Capital	$126,351,892	$34,634,658	$31,472,849
Accumulated Undistributed Net Investment Income (Loss)	—	—	—
Accumulated Net Realized Gain (Loss) from Security Transactions	784,178	(27,169)	—
Net Unrealized Gain on Investments	22,883,119	9,920,667	10,050,158
Net Assets	$150,019,189	$44,528,156	$41,523,007
Shares Outstanding (Unlimited Amount Authorized)	6,921,657	1,549,071	1,024,290
Offering, Redemption and Net Asset Value Per Share	$21.67	$28.75	$40.54
*Identified Cost of Investment Securities	$127,027,991	$34,587,878	$31,481,445

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2016

Statements of Assets and Liabilities – Continued

	Realty Fund	International Fund	Fixed Income Fund	Municipal Income Fund
Assets:
Investment Securities at Fair Value*	$10,582,322	$14,143,634	$299,338,563	$86,708,393
Cash	—	1,822	417,049	—
Dividends and Interest Receivable	48,452	37,303	2,313,199	674,576
Receivable for CMO Paydowns	—	—	69,739	—
Fund Shares Sold Receivable	—	14,419	1,224,998	417,000
Total Assets	$10,630,774	$14,197,178	$303,363,548	$87,799,969
Liabilities:
Accrued Management Fees	$8,870	$11,891	$214,534	$47,118
Securities Purchased Payable	—	—	4,078	—
Fund Shares Redeemed Payable	—	9,613	34,235	587
Total Liabilities	$8,870	$21,504	$252,847	$47,705
Net Assets	$10,621,904	$14,175,674	$303,110,701	$87,752,264
Net Assets Consist of:
Paid in Capital	$5,628,267	$13,354,874	$300,172,671	$86,893,642
Accumulated Undistributed Net Investment Income	—	(124,451)	—	—
Accumulated Net Realized Gain (Loss) from Security Transactions	(3,988)	(313,056)	(179,378)	—
Net Unrealized Gain on Investments	4,997,625	1,258,307	3,117,408	858,622
Net Assets	$10,621,904	$14,175,674	$303,110,701	$87,752,264
Shares Outstanding (Unlimited Amount Authorized)	689,920	638,535	18,180,598	5,142,820
Offering, Redemption and Net Asset Value Per Share	$15.40	$22.20	$16.67	$17.06
*Identified Cost of Investment Securities	$5,590,502	$12,885,327	$296,221,155	$85,849,771

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2016

Statements of Operations

	Equity Income Fund	Growth Fund	Opportunity Fund
	Year Ended 12/31/2016	Year Ended 12/31/2016	Year Ended 12/31/2016
Investment Income:
Interest	$17,844	$3,666	$2,333
Dividends	3,405,786	642,347	571,439
Foreign withholding taxes on dividends	(70,828)	(14,162)	—
Total Investment Income	$3,352,802	$631,851	$573,772
Expenses:
Management Fee	$1,403,391	$451,845	$383,141
Net Expenses	$1,403,391	$451,845	$383,141
Net Investment Income	$1,949,411	$180,006	$190,631
Realized and Unrealized Gains/(Losses):
Net Realized Gain from Security Transactions	$2,885,126	$881,901	$458,109
Net Change in Unrealized Gain/(Loss) on Investments	11,368,760	2,031,039	5,814,150
Net Gain/(Loss) on Investments	$14,253,886	$2,912,940	$6,272,259
Net Change in Net Assets from Operations	$16,203,297	$3,092,946	$6,462,890

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2016

Statements of Operations – Continued

	Realty Fund	International Fund	Fixed Income Fund	Municipal Income Fund
	Year Ended 12/31/2016	Year Ended 12/31/2016	Year Ended 12/31/2016	Year Ended 12/31/2016
Investment Income:
Interest	$248	$1,142	$7,063,774	$1,876,737
Dividends	255,782	447,372	181,690	3,577
Foreign withholding taxes on Dividends	—	(55,090)	—	—
Total Investment Income	$256,030	$393,424	$7,245,464	$1,880,314
Expenses:
Management Fee	$105,638	$133,508	$2,297,452	$488,272
Net Expenses	$105,638	$133,508	$2,297,452	$488,272
Net Investment Income	$150,392	$259,916	$4,948,012	$1,392,042
Realized and Unrealized Gains/(Losses):
Net Realized Gain (Loss) from Security Transactions	$248,320	$(165,641)	$2,532,475	$7,636
Net Change in Unrealized Gain (Loss) on Investments	257,277	285,358	(310,179)	(1,556,473)
Net Gain/(Loss) on Investments	$505,597	$119,717	$2,222,296	$(1,548,837)
Net Change in Net Assets from Operations	$655,989	$379,633	$7,170,308	$(156,795)

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2016

Statements of Changes in Net Assets

	Equity Income Fund		Growth Fund		Opportunity Fund
	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2016	Year Ended 12/31/2015
Operations:
Net Investment Income	$1,949,411	$2,372,421	$180,006	$231,140	$190,631	$174,824
Net Realized Gain (Loss) from Security Transactions	2,885,126	3,960,667	881,901	3,363,484	458,109	3,279,753
Net Change in Unrealized Gain (Loss) on Investments	11,368,760	(16,007,013)	2,031,039	(6,411,672)	5,814,150	(4,354,527)
Net Change in Net Assets from Operations	$16,203,297	$(9,673,925)	$3,092,946	$(2,817,048)	$6,462,890	$(899,950)
Distributions to Shareholders:
Net Investment Income	$(1,957,217)	$(2,377,158)	$(240,004)	$(172,557)	$(204,492)	$(197,466)
Return of Capital	—	—	—	—	(52,540)	—
Net Realized Gain from Security Transactions	(2,598,374)	(7,125,688)	(343,954)	(2,794,295)	(571,519)	(3,129,840)
Net Change in Net Assets from Distributions	$(4,555,591)	$(9,502,846)	$(583,958)	$(2,966,852)	$(828,551)	$(3,327,306)
Capital Share Transactions:
Proceeds From Sale of Shares	$17,598,046	$12,518,846	$2,505,993	$3,972,082	$3,189,076	$1,857,598
Shares Issued on Reinvestment of Distributions	4,534,832	9,320,514	581,397	2,961,925	825,174	3,312,682
Cost of Shares Redeemed	(15,955,861)	(20,599,274)	(7,742,693)	(7,817,408)	(5,900,389)	(8,048,976)
Net Change in Net Assets from Capital Share Transactions	$6,177,017	$1,240,086	$(4,655,303)	$(883,401)	$(1,886,139)	$(2,878,696)
Net Change in Net Assets	$17,824,723	$(17,936,685)	$(2,146,315)	$(6,667,301)	$3,748,200	$(7,105,952)
Net Assets at Beginning of Year	$132,194,466	$150,131,151	$46,674,471	$53,341,772	$37,774,807	$44,880,759
Net Assets at End of Year	$150,019,189	$132,194,466	$44,528,156	$46,674,471	$41,523,007	$37,774,807
Including accumulated undistributed net investment income (loss) of	$—	$—	$—	$58,583	$—	$—

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2016

Statements of Changes in Net Assets – Continued

	Realty Fund		International Fund		Fixed Income Fund		Municipal Income Fund
	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2016	Year Ended 12/31/2015
Operations:
Net Investment Income	$150,392	$157,525	$259,916	$351,532	$4,948,012	$4,420,480	$1,392,042	$1,249,855
Net Realized Gain (Loss) from Security Transactions	248,320	598,065	(165,641)	165,310	2,532,475	2,375,247	7,636	77,983
Net Change in Unrealized Gain (Loss) on Investments	257,277	(490,068)	285,358	(1,752,796)	(310,179)	(6,008,112)	(1,556,473)	177,782
Net Change in Net Assets from Operations	$655,989	$265,522	$379,633	$(1,235,954)	$7,170,308	$787,615	$(156,795)	$1,505,620
Distributions to Shareholders:
Net Investment Income	$(275,064)	$(241,860)	$(284,581)	$(398,118)	$(5,413,526)	$(4,888,116)	$(1,399,678)	$(1,249,855)
Return of Capital	(7,600)	—	(10,100)	—	(46,870)	—	(2,906)	(9,347)
Net Realized Gain from Security Transactions	(137,310)	(504,166)	—	—	(2,154,889)	(1,763,820)	—	(81,196)
Net Change in Net Assets from Distributions	$(419,974)	$(746,026)	$(294,681)	$(398,118)	$(7,615,285)	$(6,651,936)	$(1,402,584)	$(1,340,398)
Capital Share Transactions:
Proceeds From Sale of Shares	$400,828	$460,068	$2,413,564	$2,402,454	$79,070,312	$45,224,292	$29,598,842	$12,961,285
Shares Issued on Reinvestment of Distributions	419,626	665,030	294,584	393,097	7,478,888	4,360,311	1,362,076	636,679
Cost of Shares Redeemed	(541,553)	(1,622,116)	(1,708,598)	(6,298,143)	(27,236,734)	(25,617,310)	(8,163,807)	(6,224,838)
Net Change in Net Assets from Capital Share Transactions	$278,901	$(497,018)	$999,550	$(3,502,592)	$59,312,466	$23,967,293	$22,797,111	$7,373,126
Net Change in Net Assets	$514,916	$(977,522)	$1,084,502	$(5,136,664)	$58,867,489	$18,102,972	$21,237,732	$7,538,348
Net Assets at Beginning of Year	$10,106,988	$11,084,510	$13,091,172	$18,227,836	$244,243,212	$226,140,240	$66,514,532	$58,976,184
Net Assets at End of Year	$10,621,904	$10,106,988	$14,175,674	$13,091,172	$303,110,701	$244,243,212	$87,752,264	$66,514,532
Including accumulated undistributed net investment income (loss) of	$—	$13,662	$(124,451)	$(108,877)	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
EQUITY INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2016	2015	2014	2013	2012
Net Asset Value Beginning of Period	$19.92	$22.93	$23.11	$19.00	$17.33
Operations:
Net Investment Income	0.29	0.38	0.30	0.27	0.29
Net Gains (Losses) on Securities (Realized & Unrealized)	2.13	(1.87)	1.51	5.63	2.38
Total Operations	$2.42	$(1.49)	$1.81	$5.90	$2.67
Distributions:
Net Investment Income	(0.29)	(0.38)	(0.30)	(0.27)	(0.30)
Net Realized Capital Gains	(0.38)	(1.14)	(1.69)	(1.52)	(0.70)
Total Distributions	$(0.67)	$(1.52)	$(1.99)	$(1.79)	$(1.00)
Net Asset Value End of Period	$21.67	$19.92	$22.93	$23.11	$19.00
Total Return(a)	12.16%	(6.56)%	7.73%	31.09%	15.48%
Net Assets, End of Period (Millions)	$150.02	$132.19	$150.13	$131.14	$90.12
Ratios
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	1.39%	1.62%	1.28%	1.27%	1.61%
Portfolio Turnover Rate	42.36%	39.41%	27.89%	34.31%	35.15%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
GROWTH FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2016	2015	2014	2013	2012
Net Asset Value Beginning of Period	$27.21	$30.77	$30.66	$24.43	$21.70
Operations:
Net Investment Income	0.12	0.14	0.07	0.16	0.16
Net Gains (Losses) on Securities (Realized & Unrealized)	1.81	(1.86)	3.56	7.53	2.73
Total Operations	$1.93	$(1.72)	$3.63	$7.69	$2.89
Distributions:
Net Investment Income	(0.16)	(0.11)	(0.07)	(0.16)	(0.16)
Net Realized Capital Gains	(0.23)	(1.73)	(3.45)	(1.30)	—
Total Distributions	$(0.39)	$(1.84)	$(3.52)	$(1.46)	$(0.16)
Net Asset Value End of Period	$28.75	$27.21	$30.77	$30.66	$24.43
Total Return(a)	7.06%	(5.65)%	11.75%	31.50%	(13.33)%
Net Assets, End of Period (Millions)	$44.53	$46.67	$53.34	$53.25	$45.02
Ratios
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	0.40%	0.45%	0.20%	0.52%	0.58%
Portfolio Turnover Rate	40.18%	31.83%	31.74%	41.17%	49.03%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
OPPORTUNITY FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2016	2015	2014	2013	2012
Net Asset Value Beginning of Period	$35.08	$39.35	$42.14	$31.69	$27.64
Operations:
Net Investment Income	0.20	0.18	0.08	0.12	0.48
Net Gains (Losses) on Securities (Realized & Unrealized)	6.09	(1.08)	1.80	13.33	4.08
Total Operations	$6.29	$(0.90)	$1.88	$13.45	$4.56
Distributions:
Net Investment Income	(0.20)	(0.20)	(0.11)	(0.17)	(0.51)
Return of Capital	(0.05)	—	—	—	—
Net Realized Capital Gains	(0.58)	(3.17)	(4.56)	(2.83)	—
Total Distributions	$(0.83)	$(3.37)	$(4.67)	$(3.00)	$(0.51)
Net Asset Value End of Period	$40.54	$35.08	$39.35	$42.14	$31.69
Total Return(a)	17.90%	(2.39)%	4.37%	42.51%	16.54%
Net Assets, End of Period (Millions)	$41.52	$37.77	$44.88	$44.38	$32.61
Ratios
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	0.50%	0.40%	0.19%	0.30%	1.49%
Portfolio Turnover Rate	34.62%	35.17%	38.37%	72.36%	97.80%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
REALTY FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2016	2015	2014	2013	2012
Net Asset Value Beginning of Period	$15.03	$15.76	$13.20	$14.05	$13.32
Operations:
Net Investment Income	0.23	0.21	0.26	0.29	0.21
Net Gains (Losses) on Securities (Realized & Unrealized)*	0.76	0.21	3.54	(0.11)	1.81
Total Operations	$0.99	$0.42	$3.80	$0.18	$2.02
Distributions:
Net Investment Income	(0.41)	(0.36)	(0.39)	(0.29)	(0.24)
Return of Capital	(0.01)	—	—	—	—
Net Realized Capital Gains	(0.20)	(0.79)	(0.85)	(0.74)	(1.05)
Total Distributions	$(0.62)	$(1.15)	$(1.24)	$(1.03)	$(1.29)
Net Asset Value End of Period	$15.40	$15.03	$15.76	$13.20	$14.05
Total Return(a)	6.57%	2.75%	28.92%	1.19%	15.28%
Net Assets, End of Period (Millions)	$10.62	$10.11	$11.08	$10.14	$11.04
Ratios
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	1.42%	1.51%	1.57%	1.43%	1.34%
Portfolio Turnover Rate	3.95%	2.28%	1.04%	9.97%	25.78%

*	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
INTERNATIONAL FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2016	2015	2014	2013	2012
Net Asset Value Beginning of Period	$22.01	$24.23	$25.07	$22.23	$19.44
Operations:
Net Investment Income (Loss)	0.43	0.57	0.54	0.39	0.44
Net Gains (Losses) on Securities (Realized & Unrealized)	0.23	(2.11)	(0.83)	2.90	2.82
Total Operations	$0.66	$(1.54)	$(0.29)	$3.29	$3.26
Distributions:
Net Investment Income	(0.45)	(0.68)	(0.55)	(0.45)	(0.47)
Return of Capital	(0.02)	—	—	—	—
Net Realized Capital Gains	—	—	—	—	—
Total Distributions	$(0.47)	$(0.68)	$(0.55)	$(0.45)	$(0.47)
Net Asset Value End of Period	$22.20	$22.01	$24.23	$25.07	$22.23
Total Return(a)	3.00%	(6.38)%	(1.16)%	14.81%	16.80%
Net Assets, End of Period (Millions)	$14.18	$13.09	$18.23	$16.74	$13.83
Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.19%	1.40%
Average Net Assets after Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to
Average Net Assets before Waiver	1.95%	1.85%	2.20%	1.51%	1.77%
Average Net Assets after Waiver	1.95%	1.85%	2.20%	1.70%	2.17%
Portfolio Turnover Rate	7.71%	20.49%	10.25%	5.23%	7.15%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	For the years ended December 31, 2012 and 2013, the Adviser waived a portion of the 1.40% management fee to sustain a fee of 1.00%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 1.00%. (See Note #4.)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
FIXED INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2016		2015	2014	2013	2012
Net Asset Value Beginning of Period	$16.61		$17.03	$16.47	$17.37	$17.34
Operations:
Net Investment Income	0.30		0.32	0.35	0.35	0.43
Net Gains on Securities (Realized & Unrealized)	0.21		(0.27)	0.71	(0.76)	0.32
Total Operations	$0.51		$0.05	$1.06	$(0.41)	$0.75
Distributions:
Net Investment Income	(0.32)		(0.35)	(0.39)	(0.41)	(0.48)
Return of Capital	(0.00	)(a)	—	—	—	—
Net Realized Capital Gains	(0.13)		(0.12)	(0.11)	(0.08)	(0.24)
Total Distributions	$(0.45)		$(0.47)	$(0.50)	$(0.49)	$(0.72)
Net Asset Value End of Period	$16.67		$16.61	$17.03	$16.47	$17.37
Total Return(b)	3.08%		0.32%	6.48%	(2.36)%	4.37%
Net Assets, End of Period (Millions)	$303.11		$244.24	$226.14	$224.67	$205.14
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	0.85%		0.85%	0.85%	0.92%	1.00%
Average Net Assets after Waiver	0.85%		0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.83%		1.90%	2.08%	2.00%	2.30%
Average Net Assets after Waiver	1.83%		1.90%	2.08%	2.07%	2.45%
Portfolio Turnover Rate	40.80%		37.09%	27.79%	48.53%	36.11%

(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	For the years ended December 31, 2012 and 2013, the Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.85%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 0.85%. (See Note #4.)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
MUNICIPAL INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2016		2015		2014	2013	2012
Net Asset Value Beginning of Period	$17.36		$17.32		$16.83	$17.49	$17.35
Operations:
Net Investment Income	0.31		0.34		0.37	0.38	0.45
Net Gains (Losses) on Securities (Realized & Unrealized)	(0.30)		0.06		0.53	(0.64)	0.18
Total Operations	$0.01		$0.40		$0.90	$(0.26)	$0.63
Distributions:
Net Investment Income	(0.31)		(0.34)		(0.38)	(0.38)	(0.45)
Return of Capital	(0.00	)(a)	(0.00	)(a)	—	—	—
Net Realized Capital Gains	—		(0.02)		(0.03)	(0.02)	(0.04)
Total Distributions	$(0.31)		$(0.36)		$(0.41)	$(0.40)	$(0.49)
Net Asset Value End of Period	$17.06		$17.36		$17.32	$16.83	$17.49
Total Return(b)	0.05%		2.34%		5.41%	(1.52)%	3.67%
Net Assets, End of Period (Millions)	$87.75		$66.51		$58.98	$56.29	$43.79
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	0.65%		0.65%		0.65%	0.81%	1.00%
Average Net Assets after Waiver	0.65%		0.65%		0.65%	0.65%	0.65%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.85%		1.98%		2.19%	2.10%	2.23%
Average Net Assets after Waiver	1.85%		1.98%		2.19%	2.26%	2.58%
Portfolio Turnover Rate	10.05%		13.31%		18.24%	8.96%	13.79%

(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	For the years ended December 31, 2012 and 2013, the Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.65%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 0.65%. (See Note #4.)

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2016

1)     Organization

The Johnson Equity Income Fund, Johnson Growth Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, and Johnson Municipal Income Fund (each individually a “Fund” and collectively the “Funds”) are each a series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Growth Fund and Fixed Income Fund began offering their shares publicly on January 4, 1993. The Opportunity Fund and Municipal Income Fund began offering their shares publicly on May 16, 1994. The Realty Fund began offering its shares publicly on January 2, 1998. The Equity Income Fund began offering its shares publicly on December 30, 2005. The International Fund began offering its shares publicly on December 8, 2008. All the Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).

The investment objectives of the Funds are as follows:

Equity Income Fund	Above average dividend income and long-term capital growth
Growth Fund	Long-term capital growth
Opportunity Fund	Long-term capital growth
Realty Fund	Above average dividend income and long-term capital growth
International Fund	Long-term capital growth
Fixed Income Fund	A high level of income over the long-term consistent with preservation of capital
Municipal Income Fund	A high level of federally tax-free income over the long-term consistent with preservation of capital

The Funds are each diversified. The Municipal Income Fund invests primarily in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

2)     Significant Accounting Policies

Basis of Accounting:

The financial statements are prepared in accordance with accounting principles generally accepted in the United State of America (GAAP). The Funds are investment companies and accordingly follow the investment company guidance of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

Investment Income and Realized Capital Gains and Losses on Investment Securities:

Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Income Taxes:

It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the calendar year, any remaining taxable income to comply with the special provisions of the Internal Revenue Code (the “Code”) available to registered investment companies (“RICs”). Each year the Funds intend to continue to qualify as RICs under Subchapter M of the Code by making distributions as noted above, and complying with the other requirements applicable to RICs. As a result, no provision for income taxes is generally required. See Note 10 for information relating to a deficiency dividend required to be paid by the Equity Income Fund.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2016

2)     Significant Accounting Policies, continued

Accounting for Uncertainty in Income Taxes:

As of and during the year ended December 31, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties, except as disclosed in Note 10.

Distributions:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Realty Fund, Fixed Income Fund and Municipal Income Fund intend to distribute net investment income on a calendar quarter basis. The Equity Income, Growth, Opportunity and International Funds intend to distribute net investment income, if any, at least once a year. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

For the year ended December 31, 2016, the Funds made the following reclassifications to increase (decrease) the components of the net assets:

Fund	Paid in Capital	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Equity Income Fund	$601,128	$7,806	$(608,934)
Growth Fund	(1,138)	1,415	(277)
Opportunity Fund	—	13,861	(13,861)
Realty Fund	—	111,010	(111,010)
International Fund	(9,091)	9,091	—
Fixed Income Fund	—	465,514	(465,514)
Municipal Income Fund	—	7,636	(7,636)

3)     Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of their investments on a recurring basis.

Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith by, or under the direction of, the Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

GAAP establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

♦	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
♦	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2016

3)     Security Valuation and Transactions, continued

♦	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity Securities (Common Stock, Real Estate Investment Trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Corporate Bonds. The fair value of corporate bonds is estimated using quotations from pricing vendors, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they would be categorized in Level 3.

Municipal Bonds. Municipal Bonds are normally valued using quotations from pricing vendors that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government Securities. U.S. government securities, including U.S. Treasury Obligations, are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield, and develops an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Preferred Stocks. Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Money Market. Investments in mutual funds, including money market mutual funds (notated throughout these financials as cash equivalents), are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2016

3)     Security Valuation and Transactions, continued

The following is a summary of the inputs used to value each Fund’s investment securities as of December 31, 2016:

Equity Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$146,467,005	$—	$—	$146,467,005
Money Market Fund	3,444,105	—	—	3,444,105
Total	$149,911,110	$—	$—	$149,911,110

Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$44,256,833	$—	$—	$44,256,833
Money Market Fund	251,712	—	—	251,712
Total	$44,508,545	$—	$—	$44,508,545

Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$38,366,139	$—	$—	$38,366,139
Real Estate Investment Trusts	1,779,260	—	—	1,779,260
Money Market Fund	1,386,204	—	—	1,386,204
Total	$41,531,603	$—	$—	$41,531,603

Realty Fund	Level 1	Level 2	Level 3	Total
Real Estate Investment Trusts*	$10,544,780	$—	$—	$10,544,780
Money Market Fund	37,542	—	—	37,542
Total	$10,582,322	$—	$—	$10,582,322

International Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$13,286,916	$—	$—	$13,286,916
Real Estate Investment Trusts	138,490	—	—	138,490
Money Market Fund	718,228	—	—	718,228
Total	$14,143,634	$—	$—	$14,143,634

Fixed Income Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds*	$—	$151,732,496	$—	$151,732,496
U.S. Government Treasury Obligations	—	54,008,969	—	54,008,969
U.S. Government Agency Obligations	—	25,042,257	—	25,042,257
U.S. Government Agency Obligations – Mortgage-Backed	—	44,860,692	—	44,860,692
Taxable Municipal Bonds	—	18,347,704	—	18,347,704
Preferred Stocks	3,525,738	—	—	3,525,738
Money Market Fund	1,820,707	—	—	1,820,707
Total	$5,346,445	$293,992,118	$—	$299,338,563

Municipal Income Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds*	$—	$84,103,754	$—	$84,103,754
Money Market Fund	2,604,639	—	—	2,604,639
Total	$2,604,639	$84,103,754	$—	$86,708,393

*	See Portfolio of Investments for industry classification.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2016

3)     Security Valuation and Transactions, continued

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 Securities is included for this reporting period. As of and during the year ended December 31, 2016, no securities were transferred into or out of Level 1 or Level 2. If any transfers between levels would occur, they would be reflected as of the end of the period.

In accordance with GAAP, the Funds are required to enhance the disclosures relating to transactions in derivatives and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows. The Funds did not engage in any derivative transactions as of or during the year ended December 31, 2016.

4)     Investment Advisory Agreements

The investment advisory agreements provide that the Adviser will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), any 12b-1 fees, and extraordinary expenses.

The Adviser received management fees for the year ended December 31, 2016, as indicated below.

Fund	Fee	Management Fee	Payable as of December 31, 2016
Equity Income Fund	1.00%	$1,403,391	$127,636
Growth Fund	1.00%	451,845	38,459
Opportunity Fund	1.00%	383,141	35,113
Realty Fund	1.00%	105,638	8,870
International Fund	1.00%	133,508	11,891
Fixed Income Fund	0.85%	2,297,452	214,534
Municipal Income Fund	0.65%	488,272	47,118

5)     Related Party Transactions

All officers and one trustee of the Trust are employees of the Adviser. Total compensation for the independent Trustees as a group was $40,000 for the year ended December 31, 2016, and as a group they received no additional compensation from the Trust. Compensation of the Trustees was paid by the Adviser. The Trust consists of eleven Funds: Johnson Equity Income Fund, Johnson Growth Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At December 31, 2016, client accounts managed by the Adviser and held by Charles Schwab & Co, with full advisory discretion, held in aggregate the following:

Equity Income Fund	63.93%	International Fund	30.03%
Growth Fund	29.56%	Fixed Income Fund	85.76%
Opportunity Fund	59.17%	Municipal Income Fund	95.82%
Realty Fund	74.52%

Johnson Financial, Inc. is a wholly-owned subsidiary of the Adviser. Johnson Financial, Inc. provides transfer agency and administration services to the Funds. These services are paid for by the Adviser.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2016

6)    Purchases and Sales of Securities

From January 1, 2016 through December 31, 2016, purchases and sales of investment securities aggregated:

Fund	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
	Purchases	Sales	Purchases	Sales
Johnson Equity Income Fund	$57,118,993	$56,514,301	$—	$—
Johnson Growth Fund	17,589,352	21,847,903	—	—
Johnson Opportunity Fund	12,985,679	16,687,841	—	—
Johnson Realty Fund	707,582	413,883	—	—
Johnson International Fund	1,297,992	998,049	—	—
Johnson Fixed Income Fund	119,556,735	72,283,256	44,555,745	35,439,692
Johnson Municipal Income Fund	26,218,456	6,990,100	—	—

7)    Capital Share Transactions

As of December 31, 2016, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form.

	Johnson Equity Income Fund		Johnson Growth Fund		Johnson Opportunity Fund		Johnson Realty Fund
	Year ended 12/31/2016	Year ended 12/31/2015	Year ended 12/31/2016	Year ended 12/31/2015	Year ended 12/31/2016	Year ended 12/31/2015	Year ended 12/31/2016	Year ended 12/31/2015
Shares Sold to Investors	834,517	558,144	90,664	130,872	85,632	46,475	24,969	28,976
Shares Issued on Reinvestment of Dividends	208,690	463,266	20,138	107,800	20,314	93,315	26,818	43,960
Subtotal	1,043,207	1,021,410	110,802	238,672	105,946	139,790	51,787	72,936
Shares Redeemed	(756,216)	(934,006)	(277,022)	(256,868)	(158,510)	(203,517)	(34,388)	(103,874)
Net Change	286,991	87,404	(166,220)	(18,196)	(52,564)	(63,727)	17,399	(30,938)
Shares Outstanding:
Beginning of Year	6,634,666	6,547,262	1,715,291	1,733,487	1,076,854	1,140,581	672,521	703,459
End of Period	6,921,657	6,634,666	1,549,071	1,715,291	1,024,290	1,076,854	689,920	672,521

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2016

7)    Capital Share Transactions, continued

	Johnson International Fund		Johnson Fixed Income Fund		Johnson Municipal Income Fund
	Year ended 12/31/2016	Year ended 12/31/2015	Year ended 12/31/2016	Year ended 12/31/2015	Year ended 12/31/2016	Year ended 12/31/2015
Shares Sold to Investors	108,893	99,392	4,630,126	2,666,913	1,700,903	748,400
Shares Issued on Reinvestment of Dividends	13,293	17,723	441,591	261,306	78,169	36,727
Subtotal	122,186	117,115	5,071,717	2,928,219	1,779,072	785,127
Shares Redeemed	(78,466)	(274,627)	(1,592,047)	(1,507,719)	(468,372)	(358,858)
Net Change During Year	43,720	(157,512)	3,479,670	1,420,500	1,310,700	426,269
Shares Outstanding:
Beginning of Year	594,815	752,327	14,700,928	13,280,428	3,832,120	3,405,851
End of Year	638,535	594,815	18,180,598	14,700,928	5,142,820	3,832,120

8)    Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

9)    Federal Tax Information

As of December 31, 2016, the composition of unrealized appreciation (the excess of fair value over tax cost) and depreciation (the excess of tax cost over fair value) was as follows:

Fund	Cost of Securities	Appreciation	Depreciation	Net Appreciation
Johnson Equity Income Fund	$127,042,553	$26,558,554	$(3,689,997)	$22,868,557
Johnson Growth Fund	34,615,047	10,640,018	(746,519)	9,893,499
Johnson Opportunity Fund	31,481,445	10,608,176	(558,018)	10,050,158
Johnson Realty Fund	5,588,685	5,099,628	(105,991)	4,993,637
Johnson International Fund	12,993,993	2,403,996	(1,254,355)	1,149,641
Johnson Fixed Income Fund	296,400,533	5,401,608	(2,463,578)	2,938,030
Johnson Municipal Income Fund	85,849,771	1,507,095	(648,473)	858,622

The difference between book value and tax value unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and post-October losses, as well as the mark-to-market on passive Foreign Investment Companies.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2016

9)    Federal Tax Information, continued

The tax character of the distributions paid is as follows:

	Tax Year	Ordinary Income*	Tax-Exempt Income	Net Realized Long-Term Capital Gain	Return of Capital	Total Distributions Paid
Johnson Equity Income Fund	2015	$2,380,340	$—	$7,122,506	$—	$9,502,846
	2016	1,949,411	—	2,606,180	—	4,555,591
Johnson Growth Fund	2015	172,557	—	2,794,295	—	2,966,852
	2016	239,727	—	344,231	—	583,958
Johnson Opportunity Fund	2015	174,824	—	3,152,482	—	3,327,306
	2016	301,204	—	474,807	52,540	828,551
Johnson Realty Fund	2015	147,961	—	598,065	—	746,026
	2016	183,389	—	228,985	7,600	419,974
Johnson International Fund	2015	398,118	—	—	—	398,118
	2016	284,581	—	—	10,100	294,681
Johnson Fixed Income Fund	2015	4,922,194	—	1,729,742	—	6,651,936
	2016	5,577,177	—	1,991,238	46,870	7,615,285
Johnson Municipal Income Fund	2015	3,213	1,249,855	77,983	9,347	1,340,398
	2016	—	1,392,042	7,636	2,906	1,402,584

*	Short-Term Capital Gains were combined with Ordinary Income, as they are taxed at the Ordinary Income tax rate.

As of December 31, 2016, the following Funds had capital loss carryovers which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers will expire as follows:

	Indefinite Long-Term	Indefinite Short-Term	Total Capital Loss Carryover
Johnson International Fund	$161,517	$151,258	$312,775

For the year ended December 31, 2016, the Johnson Growth Fund utilized prior year capital loss carryovers of $566,469.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2016

9)    Federal Tax Information, continued

As of December 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryover	Undistributed Long-Term Capital Gain	Unrealized Appreciation	Total Distributable Earnings on a tax basis	Post-October/ Late Year Net Investment Losses
Johnson Equity Income Fund	$—	$—	$798,740	$22,868,557	$23,667,297	$—
Johnson Growth Fund	—	—	—	9,893,499	9,893,499	—
Johnson Opportunity Fund	—	—	—	10,050,158	10,050,158	—
Johnson Realty Fund	—	—	—	4,993,637	4,993,637	—
Johnson International Fund	—	(312,775)	—	1,149,641	820,800	(16,066)
Johnson Fixed Income Fund	—	—	—	2,938,030	2,938,030	—
Johnson Municipal Income Fund	—	—	—	858,622	858,622	—

10)    Subsequent Events

On February 20, 2017, the Board of Trustees approved a deficiency dividend for the Equity Income Fund, in the amount of $630,680. This distribution was paid on February 27, 2017. Interest related to the deficiency dividend is estimated to be approximately $65,000, and will be paid by the Adviser. Management considers the amount to be immaterial, and as such, these amounts are not included in the financial statements. The deficiency dividend is related to a cost basis adjustment in a prior year, which caused taxable income to be understated and, therefore, under-distributed in 2013 fiscal year. Management has adjusted the beginning balances of the components of net assets in the amount $1,231,808 to account for the prior period misstatement. There was no effect on total net assets nor net asset value per share as a result of the adjustment.

DISCLOSURE OF EXPENSES (unaudited)
December 31, 2016

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on June 30, 2016 and held through December 31, 2016.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

	Beginning Account Value June 30, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period* July 1, 2016 – December 31, 2016
Johnson Equity Income Fund
Actual Fund Return	$1,000.00	$1,013.75	$5.11
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson Growth Fund
Actual Fund Return	$1,000.00	$1,026,36	$5.17
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson Opportunity Fund
Actual Fund Return	$1,000.00	$1,055.34	$5.32
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson Realty Fund
Actual Fund Return	$1,000.00	$964.14	$4.86
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson International Fund
Actual Fund Return	$1,000.00	$1,008.01	$5.08
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson Fixed Income Fund
Actual Fund Return	$1,000.00	$980.13	$4.20
Hypothetical Return	$1,000.00	$1,020.92	$4.37
Johnson Municipal Income Fund
Actual Fund Return	$1,000.00	$982.47	$3.22
Hypothetical Return	$1,000.00	$1,021.93	$3.35

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For the Equity Income, Growth, Opportunity, Realty and International Funds, the expense ratio is 1.00%; for the Fixed Income Fund, the expense ratio is 0.85%; and for the Municipal Income Fund, the expense ratio is 0.65%.

ADDITIONAL INFORMATION
December 31, 2016

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust’s Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Johnson Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Johnson Equity Income Fund, Johnson Growth Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, and Johnson Municipal Income Fund (the “Funds”), each a series of Johnson Mutual Funds Trust, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Johnson Mutual Funds Trust as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ COHEN & COMPANY, LTD.
Cleveland, Ohio
February 28, 2017

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Interested Trustee
Timothy E. Johnson (74) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Chairman of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati; previously President of the Adviser until October 2013.	11	None
Independent Trustees
Ronald H. McSwain (74) 3777 West Fork Road Cincinnati, Ohio 45247	Chairman and Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	11	None
John R. Green (74) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company	11	None
James J. Berrens (51) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 2006	Chief Executive Officer since May 2015, Chief Financial Officer September 2010 to May 2015 for Christian Community Health	11	None
Dr. Jeri B. Ricketts (59) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 2013	Director of Carl H. Lindner Honors-PLUS Program, University of Cincinnati, since 2002; Associate Professor in Accounting, University of Cincinnati since 1986.	11	None

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Officers
Jason O. Jackman (46) 3777 West Fork Road Cincinnati, Ohio 45247	President	Since 2013	President and Chief Investment Officer of the Adviser since October 2013; Director of Fixed Income and Institutional Management March 2004 to October 2013.	N/A	N/A
Dale H. Coates (58) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A
Marc E. Figgins (52) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	N/A	N/A
Scott J. Bischoff (50) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser; Chief Compliance Officer of the Adviser	N/A	N/A
Jennifer J. Kelhoffer (45) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Compliance Associate for the Adviser since March 2006	N/A	N/A

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Interested Trustee
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Jeri B. Ricketts	Independent Trustee
Jason Jackman	President
Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant

Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian

US Bank
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered Public Accounting Firm

Cohen & Company
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel

Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds’ prospectus, which illustrates each Fund’s objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Annual
Report

December 31, 2016

t	Johnson Institutional Short Duration Bond Fund
t	Johnson Institutional Intermediate Bond Fund
t	Johnson Institutional Core Bond Fund
t	Johnson Enhanced Return Fund

Johnson Mutual Funds Trust
3777 West Fork Road  |  Cincinnati, OH  |  45247
(513) 661-3100  (800) 541-0170  fax (513) 661-4901

www.johnsonmutualfunds.com

JOHNSON MUTUAL FUNDS
December 31, 2016

Letter from the Fund President
December 31, 2016

Dear Shareholder:

We are pleased to present you with the Johnson Mutual Funds’ December 31, 2016 Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds for 2016 as well as the relative performance compared to an appropriate index. The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

An eventful fourth quarter provided a fitting conclusion to a year that brought significant and often surprising changes in the world and the financial markets. November election results in the U.S. boosted stocks to a strong finish. The Dow Jones Industrial Average gained 6.7% between Election Day and year-end, and nearly reached 20,000 for the first time. The four major U.S. stock indices simultaneously hit all-time highs for the first time since 1999. There were other major moves in addition to stocks, particularly in bond yields and oil prices, both of which essentially doubled during the course of the year.

Market and economic sentiment are at high levels entering 2017, but that was far from true in the early months of 2016. Fears of recession along with China-induced economic distress sent markets tumbling in January and February, and pessimism regarding economic prospects was widespread. Those fears eased in the spring only to be briefly reignited by the shocking outcome of the Brexit vote. Again the market recovered quickly after a short-lived sell-off. Stock futures tumbled as election results rolled in overnight on November 8th, but by morning they had stabilized and a market rally ensued over the following weeks. In the end, an improving economic picture, improving corporate earnings growth, central bank policy, and optimism about potential pro-growth policy changes in the U.S. propelled stocks to healthy gains for the year.

The election set off a spike in bond yields even before the Fed announced its second hike in December. Yields rose abruptly in the wake of the election, dragging down the Bloomberg Barclays Aggregate Bond Index by 2.4% in November, making November the fourth-worst month for bonds since 1994. For the year, this index still returned 2.7%.

While rapidly rising rates may cause bond investors short-term pain, there are also some advantages. First, the upward pressure on yields helped correct an ongoing structural dislocation between bond yields and economic fundamentals. Given the potential for meaningful fiscal stimulus in the coming years, it makes sense that inflation expectations would rise, and for rates to price in modestly better future growth. That is precisely what happened, with inflation and growth expectations both contributing almost equally to the rate increase. The bond market now appears more fairly valued. Next, the long-term benefit of investing at higher yields almost always outweighs the short-term pain of rising rates. As interest rates rise, bond returns may turn negative for short periods, but patient investors are generally rewarded over the following three-to-five year periods.

In order to extend losses and break this pattern, rates would need to rise well above the Fed’s current estimate of long-run equilibrium. The Fed estimates that the Fed Funds rate will plateau at 3.0%, implying longer-dated bond yields don’t have much room to rise beyond current levels. Though fiscal stimulus may help improve economic growth over the short run, our economy faces several long-term structural issues that likely limit the amount rates will rise. Elevated corporate leverage, an aging population, large government deficits, and stubbornly-low productivity are all long-term economic headwinds that will help constrain the terminal rate. In the end, the post-election adjustment in rates has brought yields back to more reasonable levels. We believe that the correction has helped improve the return outlook for traditional bonds going forward.

Thanks again for the opportunity to serve you. We greatly value our relationships with clients and look forward to working with you in the years ahead.

Sincerely,

Jason O. Jackman, CFA, President

1

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND
Performance Review – December 31, 2016

The Johnson Institutional Short Duration Bond Fund provided a total return of 1.68% during 2016, compared to a 1.29% return for the Bank of America/Merrill Lynch 1 – 3 Year US Corporate & Government Index. Despite significant midyear volatility, interest rates rose only modestly higher for the full year.

Bond yields began the year at somewhat elevated levels, and the Fund maintained a neutral duration relative to the benchmark as a result. During the first half of the year, bond yields fell as energy prices declined and investors grew anxious over Britain’s vote to leave the European Union. As rates fell, the Fund shortened its duration relative to the benchmark. This positioning was beneficial to relative returns, as rates rose in response to the Presidential Election as well as the Federal Reserve’s (the “Fed”) decision to raise rates once again.

Meanwhile, credit spreads began the year at relatively wide levels, as fear of energy related defaults reverberated throughout the credit market. Spreads continued to widen until mid-February. However, as the price of oil stabilized, credit spreads tightened and led to positive excess returns for credit during the year. Sector performance was uneven though, with financials tightening less than industrials and utilities as energy related industrial credits recovered more than their prior losses. The Fund’s overweight to corporate bonds was a significant driver of performance relative to the Fund’s benchmark during the year, while its focus on high quality credits with lower spread volatility tempered returns. More than 60% of the Fund’s bond allocation is to investment-grade rated corporate securities which is greater than the Fund’s benchmark index and a key reason why the yield is traditionally higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising interest rates.

Looking forward into next year, we expect the Fed will likely continue to tighten monetary policy, albeit gradually. Although growth in the US has been somewhat disappointing, the promise of fiscal stimulus may provide an economic tailwind in the coming year. Manufacturing has improved alongside the rebound in energy prices and the consumer should continue to benefit from rising wages and solid job creation. Continued improvement in global economic growth as well as powerful global Central Bank stimulus may lead to a continued tightening of credit spreads and the Fund’s overweight to corporate bonds should benefit as a result. The Fund’s duration is slightly short to that of its benchmark and the addition of securities such as floating rate and step-up coupon bonds will help serve as a cushion to rising rates. While inflation expectations have rebounded, the Fund has maintained a position in Treasury Inflation Protected Securities which will benefit as inflation returns to historic averages. Finally, we anticipate continued upward pressure on short maturity bond yields, leading to a slightly muted total return outlook. However, the potential move upward should provide an opportunity to enhance the Fund’s yield over time.

Average Annual Total Returns as of December 31, 2016
	Johnson Institutional Short Duration Bond Fund	B of A/ML 1 – 3 Year US Corp/Gov’t Index
One Year	1.68%	1.29%
Five Years	1.26%	0.98%
Ten Years	2.92%	2.45%

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Short Duration Bond Fund. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2016, the Fund’s total operating expense ratio was 0.236%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas neither Index incurs fees or expenses. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Bank of America/Merrill Lynch 1 – 3 Year US Corporate & Government Index is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

2

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND
Performance Review – December 31, 2016

The Johnson Institutional Intermediate Bond Fund provided a total return of 3.37% during 2016, compared to a 2.08% return for the Bloomberg Barclay’s Capital Intermediate Government Credit Index. Despite significant midyear volatility, interest rates rose only modestly higher for the full year.

Bond yields began the year at somewhat elevated levels, and the Fund maintained a neutral duration relative to the benchmark as a result. During the first half of the year, bond yields fell as energy prices declined and investors grew anxious over Britain’s vote to leave the European Union. As rates fell, the Fund shortened its duration relative to the benchmark. This positioning was beneficial to relative returns, as rates rose in response to the Presidential Election as well as the Federal Reserve’s (the “Fed”) decision to raise rates once again.

Meanwhile, credit spreads began the year at relatively wide levels, as fear of energy related defaults reverberated throughout the credit market. Spreads continued to widen until mid-February. However, as the price of oil stabilized, credit spreads tightened and led to positive excess returns for credit during the year. Sector performance was uneven though, with financials tightening less than industrials and utilities as energy related industrial credits recovered more than their prior losses. The Fund’s overweight to corporate bonds was a significant driver of performance relative to the Fund’s benchmark during the year, while its focus on high quality credits with lower spread volatility tempered returns. More than half of the Fund’s bond allocation is to investment-grade rated corporate securities which is greater than the Fund’s benchmark index and a key reason why the yield is traditionally higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising interest rates.

Looking forward into next year, we expect the Fed will likely continue to tighten monetary policy, albeit gradually. Although growth in the US has been somewhat disappointing, the promise of fiscal stimulus may provide an economic tailwind in the coming year. Manufacturing has improved alongside the rebound in energy prices and the consumer should continue to benefit from rising wages and solid job creation. Continued improvement in global economic growth as well as powerful global Central Bank stimulus may lead to a continued tightening of credit spreads and the Fund’s overweight to corporate bonds should benefit as a result. The Fund’s duration is slightly short to that of its benchmark and the addition of securities such as floating rate and step-up coupon bonds will help serve as a cushion to rising rates. While inflation expectations have rebounded, the Fund has maintained a position in Treasury Inflation Protected Securities which will benefit as inflation returns to historic averages. Finally, we anticipate continued upward pressure on intermediate bond yields, leading to a slightly muted total return outlook. However, the potential move upward should provide an opportunity to enhance the Fund’s yield over time.

Average Annual Total Returns as of December 31, 2016
	Johnson Institutional Intermediate Bond Fund	Bloomberg Barclays Capital Intermediate Gov’t Credit Index
One Year	3.37%	2.08%
Five Years	2.50%	1.85%
Ten Years	4.43%	3.84%

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Intermediate Bond Fund. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2016, the Fund’s total operating expense ratio was 0.236%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas neither Index incurs fees nor expenses. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Bloomberg Barclays Intermediate Government Credit Index is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

3

JOHNSON INSTITUTIONAL CORE BOND FUND
Performance Review – December 31, 2016

The Johnson Institutional Core Bond Fund provided a total return of 3.67% during 2016, compared to a 2.65% return for the Bloomberg Barclays Capital Aggregate Index. Despite significant midyear volatility, interest rates rose only modestly higher for the full year.

Bond yields began the year at somewhat elevated levels, and the Fund maintained a neutral duration relative to the benchmark as a result. During the first half of the year, bond yields fell as energy prices declined and investors grew anxious over Britain’s vote to leave the European Union. As rates fell, the Fund shortened its duration relative to the benchmark. This positioning was beneficial to relative returns, as rates rose in response to the Presidential Election as well as the Fed’s decision to raise rates once again.

Meanwhile, credit spreads began the year at relatively wide levels, as fear of energy related defaults reverberated throughout the credit market. Spreads continued to widen until mid-February. However, as the price of oil stabilized, credit spreads tightened and led to positive excess returns for credit during the year. Sector performance was uneven though, with financials tightening less than industrials and utilities as energy related industrial credits recovered more than their prior losses. The Fund’s overweight to corporate bonds was a significant driver of performance relative to the Fund’s benchmark during the year, while its focus on high quality credits with lower spread volatility tempered returns. More than half of the Fund’s bond allocation is to investment-grade rated corporate securities which is greater than the Fund’s benchmark index and a key reason why the yield is traditionally higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising interest rates.

Looking forward into next year, we expect the Fed will likely continue to tighten monetary policy, albeit gradually. Although growth in the US has been somewhat disappointing, the promise of fiscal stimulus may provide an economic tailwind in the coming year. Manufacturing has improved alongside the rebound in energy prices and the consumer should continue to benefit from rising wages and solid job creation. Continued improvement in global economic growth as well as powerful global Central Bank stimulus may lead to a continued tightening of credit spreads and the Fund’s overweight to corporate bonds should benefit as a result. The Fund’s duration is slightly short to that of its benchmark and the addition of securities such as floating rate and step-up coupon bonds will help serve as a cushion to rising rates. While inflation expectations have rebounded, the Fund has maintained a position in Treasury Inflation Protected Securities which will benefit as inflation returns to historic averages. Finally, we anticipate continued upward pressure on intermediate bond yields, leading to a slightly muted total return outlook. However, the potential move upward should provide an opportunity to enhance the Fund’s yield over time.

Average Annual Total Returns as of December 31, 2016
	Johnson Institutional Core Bond Fund	Bloomberg Barclays Capital Aggregate Index
One Year	3.67%	2.65%
Five Years	2.91%	2.23%
Ten Years	5.27%	4.34%

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Core Bond Fund, and the primary assets are investment-grade government and corporate bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2016, the Fund’s total operating expense ratio was 0.236%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas neither Index incurs fees or expenses. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Bloomberg Barclays Capital Aggregate Index is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

4

JOHNSON ENHANCED RETURN FUND
Performance Review – December 31, 2016

The total return for the Johnson Enhanced Return Fund for 2016 was 12.89% compared to 11.96% for the S&P 500 Index. The outperformance continues to be driven by effective management of the bond portion of the portfolio compared to the cost of carry in the futures contracts.

Stocks were volatile during 2016, experiencing a correction of more than 10% in January before rallying to more than recover those declines. A surprising vote by the British electorate to exit the European Union caused a sharp pullback in late June, but it proved to be short-lived as markets recovered quickly. In November, stock futures plummeted overnight as election results came in, only to stabilize the next morning and rally over the following weeks. In the end, an improving economic picture and optimism about potential pro-growth policy changes in the U.S. propelled stocks to healthy gains for the year. Meanwhile, the Federal Reserve (the “Fed”) chose to wait until December to hike interest rates an additional 25 basis points. Although the Fed anticipated as many as four rate increases during 2016, they chose to be patient after incoming economic data suggested modest growth and a benign inflation outlook. The pace of potential rate increases continues to be instrumental in our strategic positioning of the underlying bond portfolio.

After experiencing significant midyear volatility, interest rates moved higher for short duration fixed income securities in 2016. During the first half of the year, bond yields fell as energy prices declined and investors grew anxious over Britain’s vote to leave the European Union. As rates declined, the Fund shortened its duration, which was beneficial as yields rose later in the year in response to the Presidential Election as well as the Fed’s decision to raise rates once again. Although rising government bond yields were a modest drag to Fund performance in 2016, the Fund benefited from tightening spreads on its corporate bond holdings, leading to good performance overall relative to the Fund’s benchmark. The Fund continues to have a yield advantage over the cost of carry in the futures contracts due to the upward sloping yield curve and relatively attractive corporate yield spreads. More than half of the Fund’s bond allocation is to investment-grade rated corporate securities. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising rates.

Looking forward into 2017, we expect the Fed will likely continue to tighten monetary policy, albeit gradually. The Fund is positioned defensively against this risk, maintaining a short duration stance and holding securities such as floating rate and step-up coupon bonds which will help serve as a cushion to higher rates. While inflation expectations have rebounded, the Fund has maintained a position in Treasury Inflation Protected Securities which will benefit as inflation returns to historic averages. Finally, we anticipate upward pressure on short and intermediate bond yields to develop over time, which should provide an opportunity to extend duration in the future and further enhance the Fund’s yield advantage.

Average Annual Total Returns as of December 31, 2016
	Enhanced Return Fund	S&P 500 Index
One Year	12.89%	11.96%
Five Years	15.28%	14.66%
Ten Years	8.01%	6.95%

Outperforming the Fund’s benchmark, the S&P 500 Index, over a full market cycle is the objective of the Johnson Enhanced Return Fund, and the primary assets are stock index futures contracts and short-term investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2016, the Fund’s total operating expense ratio was 0.36%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. A shareholder cannot invest directly in the S&P 500 Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

5

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND
Portfolio of Investments as of December 31, 2016

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds:
Finance
American Express Senior Unsecured Notes, 6.000% Due 09/13/2017	1,400,000	$1,443,280
American Express Senior Unsecured Notes, 6.150% Due 08/28/2017	1,000,000	1,029,835
AON Corp. Senior Unsecured Notes, 5.000% Due 09/30/2020	2,100,000	2,262,223
BB&T Corp. Subordinated Notes, 5.250% Due 11/01/2019	2,400,000	2,592,991
ERP Operating LP Senior Unsecured Notes, 5.750% Due 06/15/2017	1,808,000	1,843,424
Fifth Third Bancorp Subordinated Notes, 4.500% Due 06/01/2018	819,000	844,835
Fifth Third Bancorp Subordinated Notes, 5.450% Due 01/15/2017	458,000	458,629
Goldman Sachs Group Inc. Senior Unsecured Floating Rate Notes, 1.586% Due 05/22/2017**	2,500,000	2,504,230
Huntington Bancshares Senior Unsecured Notes, 2.300% Due 01/14/2022	2,190,000	2,124,048
JPMorgan Chase & Co. Senior Unsecured Notes, 2.750% Due 06/23/2020	1,700,000	1,715,375
JPMorgan Chase & Co. Subordinated Notes, 6.000% Due 10/01/2017	770,000	794,628
Key Bank NA Subordinated Notes, 4.625% Due 06/15/2018	1,000,000	1,027,599
Keycorp Senior Unsecured Notes, 5.100% Due 03/24/2021	1,100,000	1,202,887
Manufacturers and Traders Trust Co. Subordinated Notes, 6.625% Due 12/04/2017	2,400,000	2,505,497
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 2.300% Due 04/01/2017	2,400,000	2,399,234
Morgan Stanley Senior Unsecured Notes, 2.125% Due 04/25/2018	2,450,000	2,459,761
MUFG Americas Holdings Corp. Senior Unsecured Notes, 2.250% Due 02/10/2020	1,500,000	1,484,020
National City Corp. Subordinated Notes, 6.875% Due 05/15/2019	1,000,000	1,100,685

Fixed Income Securities	Face Value	Fair Value
PNC Bank NA Subordinated Notes, 4.875% Due 09/21/2017	1,250,000	$1,279,896
Prudential Financial Inc. Senior Unsecured Notes, 5.375% Due 06/21/2020	750,000	821,515
Suntrust Banks Inc. Senior Unsecured Notes, 6.000% Due 09/11/2017	1,858,000	1,913,617
Wells Fargo & Co. Senior Unsecured Notes, 2.100% Due 07/26/2021	2,500,000	2,432,637
29.1% – Total Finance		$36,240,846
Industrial
AT&T Inc. Senior Unsecured Notes, 4.600% Due 02/15/2021	2,200,000	2,326,892
Becton Dickinson Senior Unsecured Notes, 2.675% Due 12/15/2019	80,000	81,169
Becton Dickinson Senior Unsecured Notes, 6.375% Due 08/01/2019	2,000,000	2,211,848
BP Capital Markets PLC Senior Unsecured Notes, 1.846% Due 05/05/2017	1,440,000	1,443,132
Burlington Northern Santa Fe Senior Unsecured Notes, 4.700% Due 10/01/2019	500,000	537,717
Chevron Corp. Senior Unsecured Floating Rate Note, 1.861% Due 05/16/2021**	1,000,000	1,006,283
Chevron Corp. Senior Unsecured Note, 2.427% Due 06/24/2020	1,945,000	1,963,777
CR Bard Inc. Senior Unsecured Notes, 1.375% Due 01/15/2018	2,170,000	2,165,530
Dover Corp. Senior Unsecured Notes, 5.450% Due 03/15/2018	1,127,000	1,181,253
Eaton Electric Holdings Senior Unsecured Notes, 3.875% Due 12/15/2020	1,699,000	1,772,560
General Electric Capital Corp. Senior Unsecured Notes, 1.680% Due 04/15/2020**	1,380,000	1,401,364
General Electric Capital Corp. Senior Unsecured Notes, 1.963% Due 03/15/2023**	2,000,000	2,026,048
Kroger Co. Senior Unsecured Notes, 6.150% Due 01/15/2020	1,400,000	1,549,836

The accompanying notes are an integral part of these financial statements.

6

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND
Portfolio of Investments as of December 31,

Fixed Income Securities	Face Value	Fair Value
Norfolk Southern Corp. Senior Unsecured Notes, 5.750% Due 04/01/2018	1,000,000	$1,049,975
Schlumberger Norge AS Senior Unsecured Notes, 1.250% Due 08/01/2017*	2,400,000	2,397,086
Shell International Senior Unsecured Notes, 4.375% Due 03/25/2020	2,250,000	2,403,578
Union Pacific Corp. Senior Unsecured Notes, 5.650% Due 05/01/2017	1,575,000	1,598,901
United Technologies Junior Subordinated Notes, 1.778% Due 05/04/2018**	3,000,000	3,000,654
Verizon Communications Senior Unsecured Notes, 4.500% Due 09/15/2020	2,000,000	2,140,226
26.0% – Total Industrial		$32,257,829
Utilities
Berkshire Hathaway Energy Senior Unsecured Notes, 5.750% Due 04/01/2018	1,000,000	1,051,137
Duke Energy Corp. Senior Unsecured Notes, 5.050% Due 09/15/2019	2,194,000	2,365,211
Enterprise Products Senior Unsecured Notes, 6.500% Due 01/31/2019	2,000,000	2,180,168
Eversource Energy Senior Unsecured Notes, 1.450% Due 05/01/2018	1,600,000	1,594,738
Georgia Power Co. Senior Unsecured Notes, 4.250% Due 12/01/2019	1,040,000	1,104,049
Georgia Power Co. Senior Unsecured Notes, 5.700% Due 06/01/2017	1,000,000	1,018,138
Interstate Power & Light Senior Unsecured Notes, 3.650% Due 09/01/2020	600,000	621,659
National Rural Utilites Corp. Collateral Trust Notes, 5.450% Due 02/01/2018	1,000,000	1,042,929
National Rural Utilites Corp. Collateral Trust Notes, 5.450% Due 04/10/2017	1,150,000	1,163,020

Fixed Income Securities	Face Value	Fair Value
Northern Natural Gas Senior Unsecured Notes, 5.750% Due 07/15/2018*	1,280,000	$1,353,119
NStar Senior Unsecured Notes, 4.500% Due 11/15/2019	600,000	636,857
Virginia Electric & Power Co. Senior Unsecured Notes, 5.400% Due 04/30/2018	1,000,000	1,048,506
Williams Partners LP Senior Unsecured Notes, 7.250% Due 02/01/2017	1,205,000	1,209,707
Xcel Energy Inc. Senior Unsecured Notes, 4.700% Due 05/15/2020	437,000	464,749
13.6% – Total Utilities		$16,853,987
68.7% Total Corporate Bonds		$85,352,662
United States Government Treasury Obligations
Treasury Inflation Protected Security, 0.125% Due 04/15/2018	4,182,720	4,220,762
United States Treasury Floating Rate Notes, 0.746% Due 04/30/2018**	1,000,000	1,001,753
United States Treasury Floating Rate Notes, 0.726% Due 10/31/2018**	5,000,000	5,000,435
United States Treasury Notes, 0.750% Due 10/31/2017	5,000,000	4,995,510
12.2% – Total United States Government Treasury Obligations		$15,218,460
United States Government Agency Obligations
FHLMC Step-up Coupon Notes, 1.400% Due 05/25/2021**	2,500,000	2,491,240
FHLMC Step-up Coupon Notes, 1.000% Due 07/27/2021**	1,800,000	1,759,930
FHLMC Step-up Coupon Notes, 1.050% Due 08/24/2021**	1,500,000	1,476,547
FHLMC Step-up Coupon Notes, 1.100% Due 11/23/2021**	2,000,000	1,965,196
FHLMC Step-up Coupon Notes, 1.500% Due 12/30/2021**	2,000,000	1,999,900
FHLMC Step-up Coupon Notes, 1.500% Due 06/07/2021**	1,380,000	1,378,987

The accompanying notes are an integral part of these financial statements.

7

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND
Portfolio of Investments as of December 31,

Fixed Income Securities	Face Value	Fair Value
FHLMC Step-up Coupon Notes, 1.500% Due 06/21/2021**	2,000,000	$1,986,340
10.5% – Total United States Government Agency Obligations		$13,058,140
United States Government Agency Obligations – Mortgage-Backed Securities
FHLMC 10/1 Hybrid ARM, 3.268% Due 04/01/2042**	610,872	628,903
FHLMC CMO Series 2989 Class TG, 5.000% Due 06/15/2025	749,996	809,357
FHLMC CMO Series 3925 Class VA, 4.000% Due 11/15/2022	877,019	889,963
FHLMC CMO Series 4009 Class PA, 2.000% Due 06/15/2041	541,530	533,458
FHLMC CMO Series 4017 Class MA, 3.000% Due 03/15/2041	554,799	562,973
FNMA 7/1 Hybrid ARM, 2.761% Due 02/01/2046**	1,025,223	1,046,045
FNMA 7/1 Hybrid ARM, 2.800% Due 12/01/2044**	870,173	891,947
FNMA CMO Series 2003-79 Class NJ, 5.000% Due 08/25/2023	520,539	554,960
FNMA Partner Certificate Pool MA0384, 5.000% Due 04/01/2030	990,919	1,081,218
GNMA CMO Pool 2004-95 Class QA, 4.500% Due 03/20/2034	59,249	62,248
GNMA Pool 726475, 4.000% Due 11/15/2024	297,606	308,436
5.9% – Total United States Government Agency Obligations – Mortgage-Backed Securities		$7,369,508

Fixed Income Securities	Face Value	Fair Value
Taxable Municipal Bonds
Ohio Higher Education Facilities – Cleveland Clinic Health Systems, 2.731% Due 01/01/2017	1,110,000	$1,110,000
0.9% – Total Taxable Municipal Bonds		$1,110,000
Total Fixed Income Securities 98.2%		$122,108,770
(Identified Cost $122,564,129)

Cash Equivalents	Shares
First American Government Obligation Fund, Class Z, 0.43%**	1,252,222	1,252,222
Total Cash Equivalents 1.0%		$1,252,222
(Identified Cost $1,252,222)
Total Portfolio Value 99.2%		$123,360,992
(Identified Cost $123,816,351)
Other Assets in Excess of Liabilities 0.8%		$1,012,204
Total Net Assets 100.0%		$124,373,196
*	144A Restricted Security. The total fair value of such securities as of December 31, 2016 was $3,750,205 and represented 3.02% of net assets.
-	Schlumberger Norge Bond, Lot 1, purchased on June 23, 2016, for $999,810; price on December 31, 2016 was $99.879.
-	Northern Natural Gas Co. Bond, Lot 1, was purchased on October 12, 2012, for $1,223,180; price on December 31, 2016 was $105.712.
-	Northern Natural Gas Co. Bond, Lot 2, was purchased on January 15, 2013, for $72,412.80; price on December 31, 2016 was $105.712.
-	Northern Natural Gas Co. Bond, Lot 3, was purchased on November 26, 2014, for $249,766; price on December 31, 2016 was $105.712.
**	Variable Rate Security; the rate shown is as of December 31, 2016.

ARM – Adjustable Rate Mortgage

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corporation

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

8

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND
Portfolio of Investments as of December 31, 2016

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds:
Finance
Ace INA Holdings Senior Unsecured Notes, 2.875% Due 11/03/2022	2,000,000	$2,016,364
American Express Co. Subordinated Notes, 3.6250% Due 12/05/2024	1,460,000	1,466,052
AON Corp. Senior Unsecured Notes, 4.000% Due 11/27/2023	2,116,000	2,195,449
BB&T Corp. Subordinated Notes, 3.950% Due 03/22/2022	500,000	523,798
BB&T Corp. Subordinated Notes, 5.250% Due 11/01/2019	1,000,000	1,080,413
ERP Operating LP Senior Unsecured Notes, 4.625% Due 12/15/2021	1,250,000	1,357,757
Fifth Third Bancorp Subordinated Notes, 4.300% Due 01/16/2024	2,000,000	2,054,320
Huntington Bancshares Senior Unsecured Notes, 2.300% Due 01/14/2022	1,600,000	1,551,816
JPMorgan Chase & Co. Senior Subordinated Notes, 3.875% Due 09/10/2024	1,600,000	1,618,939
Key Bank NA Subordinated Notes, 4.625% Due 06/15/2018	1,000,000	1,027,599
Keycorp Senior Unsecured Notes, 5.100% Due 03/24/2021	500,000	546,767
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 3.500% Due 06/03/2024	1,500,000	1,526,365
MUFG Americas Holdings Corp. Senior Unsecured Notes, 3.500% Due 06/18/2022	1,290,000	1,318,931
PNC Bank NA Subordinated Notes, 6.875% Due 05/15/2019	1,500,000	1,651,027
Prudential Financial Inc. Senior Unsecured Notes, 4.500% Due 11/15/2020	1,000,000	1,071,526
Suntrust Banks Inc. Senior Unsecured Notes, 2.900% Due 03/03/2021	1,600,000	1,622,600
US Bancorp Subordinated Notes, 2.950% Due 07/15/2022	1,246,000	1,253,385
US Bancorp Subordinated Notes, 3.600% Due 09/11/2024	1,000,000	1,019,072

Fixed Income Securities	Face Value	Fair Value
Wells Fargo & Co. Subordinated Notes, 4.300% Due 07/22/2027	1,400,000	$1,440,004
Wells Fargo & Co. Subordinated Notes, 4.480% Due 01/16/2024	1,220,000	1,284,245
24.9% – Total Finance		$27,626,429
Industrial
AT&T Inc. Senior Unsecured Notes, 3.000% Due 02/15/2022	1,500,000	1,485,358
Becton Dickinson Senior Unsecured Notes, 3.125% Due 11/08/2021	1,790,000	1,835,160
Chevron Corp. Senior Unsecured Notes, 2.355% Due 12/05/2022	1,500,000	1,472,038
CR Bard Inc. Senior Unsecured Notes, 4.400% Due 01/15/2021	1,310,000	1,402,299
CVS Health Corp. Senior Unsecured Notes, 3.500% Due 07/20/2022	1,200,000	1,232,993
Eaton Corp. Senior Unsecured Notes, 2.750% Due 11/02/2022	1,500,000	1,485,651
General Electric Capital Corp. Senior Unsecured Notes, 1.680% Due 04/15/2020**	753,000	764,657
General Electric Capital Corp. Senior Unsecured Notes, 1.963% Due 03/15/2023**	2,230,000	2,259,044
Goodrich Corp. Senior Unsecured Notes, 4.875% Due 03/01/2020	1,000,000	1,072,539
Johnson Controls International PLC, 3.750% Due 12/01/2021	990,000	1,024,668
Kroger Co. Senior Unsecured Notes, 6.800% Due 12/15/2018	1,100,000	1,204,167
Norfolk Southern Corp. Senior Unsecured Notes, 5.750% Due 04/01/2018	1,000,000	1,049,975
Norfolk Southern Corp. Senior Unsecured Notes, 5.900% Due 06/15/2019	500,000	545,519
Shell International Finance Senior Unsecured Notes, 2.125% Due 05/11/2020	1,800,000	1,797,849
Shell International Finance Senior Unsecured Notes, 3.250% Due 05/11/2025	1,000,000	999,180

The accompanying notes are an integral part of these financial statements.

9

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND
Portfolio of Investments as of December 31,

Fixed Income Securities	Face Value	Fair Value
Union Pacific Corp. Senior Unsecured Notes, 5.650% Due 05/01/2017	500,000	$507,588
United Technologies Junior Subordinated Notes, 1.778% Due 05/04/2018**	1,500,000	1,500,327
Verizon Communications Senior Unsecured Notes, 4.672% Due 03/15/2055	1,782,000	1,673,494
21.1% – Total Industrial		$23,312,506
Utilities
Berkshire Hathaway Energy Senior Unsecured Notes, 3.750% Due 11/15/2023	1,000,000	1,045,705
Berkshire Hathaway Energy Senior Unsecured Notes, 5.750% Due 04/01/2018	460,000	483,523
Duke Energy Corp. Senior Unsecured Notes, 5.050% Due 09/15/2019	620,000	668,382
Duke Energy Ohio First Mortgage, 5.450% Due 04/01/2019	1,000,000	1,075,989
Enterprise Products Senior Unsecured Notes, 3.350% Due 03/15/2023	1,500,000	1,518,534
Eversource Energy Senior Unsecured Notes, 1.450% Due 05/01/2018	1,190,000	1,186,086
Georgia Power Co. Senior Unsecured Notes, 2.850% Due 05/15/2022	1,111,000	1,109,338
National Rural Utilities Corp. Collateral Trust, 10.375% Due 11/01/2018	500,000	576,614
National Rural Utilities Corp. Collateral Trust, 5.450% Due 02/01/2018	1,190,000	1,241,086
Northern Natural Gas Senior Unsecured Notes, 5.750% Due 07/15/2018*	1,000,000	1,057,124
NStar Senior Unsecured Notes, 4.500% Due 11/15/2019	500,000	530,714
Virginia Electric & Power Co. Senior Unsecured Notes, 2.950% Due 01/15/2022	415,000	420,694
Williams Partners Senior Unsecured Notes, 4.875% Due 05/15/2023	1,500,000	1,528,002

Fixed Income Securities	Face Value	Fair Value
Xcel Energy Inc. Senior Unsecured Notes, 4.700% Due 05/15/2020	1,000,000	$1,063,498
12.2% – Total Utilities		$13,505,289
58.2% Total Corporate Bonds		$64,444,224
United States Government Treasury Obligations
Treasury Inflation Protected Security, 1.000% Due 02/15/2046	1,734,255	1,741,584
United States Treasury Floating Rate Notes, 0.746% Due 04/30/2018**	5,000,000	5,008,765
United States Treasury Floating Rate Notes, 0.726% Due 10/31/2018**	800,000	800,070
United States Treasury Floating Rate Notes, 0.828% Due 01/31/2018**	4,300,000	4,312,332
United States Treasury Notes, 2.500% Due 05/15/2046	3,000,000	2,666,016
United States Treasury Notes, 2.750% Due 11/15/2042	450,000	425,021
United States Treasury Notes, 3.000% Due 02/28/2017	2,500,000	2,509,875
15.8% – Total United States Government Treasury Obligations		$17,463,663
United States Government Agency Obligations
FHLMC Step-up Coupon Notes, 1.050% Due 10/28/2021**	1,500,000	1,488,561
FHLMC Step-up Coupon Notes, 1.500% Due 06/07/2021**	3,250,000	3,247,615
FHLMC Step-up Coupon Notes, 1.500% Due 06/21/2021**	3,000,000	2,979,510
FHLMC Step-up Coupon Notes, 1.100% Due 11/23/2021**	1,500,000	1,473,897
FHLMC Step-up Coupon Notes, 1.150% Due 07/12/2021**	2,000,000	1,983,760
10.1% – Total United States Government Agency Obligations		$11,173,343
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid ARM, 3.268% Due 04/01/2042**	654,506	673,825
FHLMC CMO Pool J12635, 4.000% Due 07/01/2025	624,243	656,758

The accompanying notes are an integral part of these financial statements.

10

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND
Portfolio of Investments as of December 31,

Fixed Income Securities	Face Value	Fair Value
FHLMC CMO Series 2985 Class GE, 5.500% Due 06/15/2025	186,605	$202,836
FHLMC CMO Series 3946 Class LN, 3.500% Due 04/15/2041	1,040,093	1,082,632
FHLMC CMO Series 4017 Class MA, 3.000% Due 03/15/2041	226,448	229,785
FHLMC Gold Partner Certificate Pool G08068, 5.500% Due 07/01/2035	294,342	330,019
FNMA 10/1 Hybrid ARM, 3.257% Due 12/01/2041**	469,519	484,232
FNMA 7/1 Hybrid ARM, 2.800% Due 12/01/2044**	893,783	916,147
FNMA CMO Pool AA4392, 4.000% Due 04/01/2039	401,887	424,204
FNMA CMO Series 2015-37 Class BA, 3.000% Due 08/25/2044	2,033,888	2,085,285
FNMA CMO Series 2016-39 Class LA, 2.500% Due 03/25/2045	1,425,152	1,430,095
FNMA Partner Certificate Pool MA0384, 5.000% Due 04/01/2030	396,367	432,487
8.1% – Total United States Government Agency Obligations – Mortgage Backed Securities		$8,948,305
Taxable Municipal Bonds
Bowling Green State University Ohio Revenue – Build America Bonds, 5.330% Due 06/01/2020	725,000	795,173
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 7.589% Due 07/01/2037	1,000,000	1,132,830
Kentucky Asset Liability Commission Revenue – Build America Bonds, 4.104% Due 04/01/2019	1,000,000	1,043,360
Kentucky Asset Liability Commission Revenue – Build America Bonds, 5.339% Due 04/01/2022	300,000	330,852

Fixed Income Securities	Face Value	Fair Value
University of Cincinnati Ohio General Receipts Revenue – Build America Bonds, 5.117% Due 06/01/2021	1,435,000	$1,557,018
University of North Carolina Chapel Hill Hospital Revenue – Build America Bonds, 3.539% Due 02/01/2017	1,315,000	1,317,670
5.6% – Total Taxable Municipal Bonds		$6,176,903
Total Fixed Income Securities 97.8%		$108,206,438
(Identified Cost $107,635,964)
Preferred Stocks	Shares
Allstate Corp. Subordinated Debentures, 5.100% Due 01/15/2053	59,890	1,507,431
Total Preferred Stocks 1.3%		$1,507,431
(Identified Cost $1,446,031)
Cash Equivalents
First American Government Obligation Fund, Class Z, 0.43%**	185,304	185,304
Total Cash Equivalents 0.2%		$185,304
(Identified Cost $185,304)
Total Portfolio Value 99.3%		$109,899,173
(Identified Cost $109,267,299)
Other Assets in Excess of Liabilities 0.7%		$808,921
Total Net Assets 100%		$110,708,094
*	144A Restricted Security. The total fair value of such securities as of December 31, 2016 was $1,057,124 and represented 0.94% of net assets.
-	Northern Natural Gas Co. Bond was purchased on October 12, 2012, for $1,223,180; price on December 31, 2016 was $105.712.
**	Variable Rate Security; the rate shown is as of December 31, 2016.

ARM – Adjustable Rate Mortgage

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corporation

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

TVA – Tennessee Valley Authority

The accompanying notes are an integral part of these financial statements.

11

JOHNSON INSTITUTIONAL CORE BOND FUND
Portfolio of Investments as of December 31, 2016

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds:
Finance
American Express Co. Subordinated Notes, 3.6250% Due 12/05/2024	1,550,000	$1,556,425
AON Corp. Senior Unsecured Notes, 3.875% Due 12/15/2025	750,000	764,464
AON Corp. Senior Unsecured Notes, 4.000% Due 11/27/2023	1,000,000	1,037,547
BB&T Corp. Subordinated Notes, 5.250% Due 11/01/2019	1,700,000	1,836,702
ERP Operating LP Senior Unsecured Notes, 4.625% Due 12/15/2021	1,069,000	1,161,154
Fifth Third Bancorp Subordinated Notes, 4.300% Due 01/16/2024	1,500,000	1,540,740
Huntington Bancshares Senior Unsecured Notes, 3.150% Due 03/14/2021	1,500,000	1,521,149
JPMorgan Chase & Co. Senior Subordinated Notes, 3.875% Due 09/10/2024	1,550,000	1,568,347
Key Bank NA Subordinated Notes, 4.625% Due 06/15/2018	1,000,000	1,027,599
Keycorp Senior Unsecured Notes, 5.100% Due 03/24/2021	700,000	765,474
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 2.300% Due 04/01/2017	1,270,000	1,269,595
MUFG Americas Holdings Corp. Senior Unsecured Notes, 2.250% Due 02/10/2020	1,500,000	1,484,021
MUFG Americas Holdings Corp. Senior Unsecured Notes, 3.500% Due 06/18/2022	750,000	766,820
PNC Bank NA Subordinated Notes, 6.875% Due 05/15/2019	1,000,000	1,100,685
PNC Financial Services Subordinated Notes, 3.900% Due 04/29/2024	500,000	512,551
Prudential Financial Inc. Senior Unsecured Notes, 4.500% Due 11/15/2020	1,165,000	1,248,328
Suntrust Banks Inc. Senior Unsecured Notes, 2.900% Due 03/03/2021	1,700,000	1,724,012
US Bancorp Subordinated Notes, 3.600% Due 09/11/2024	600,000	611,443

Fixed Income Securities	Face Value	Fair Value
US Bank NA Subordinated Notes, 2.950% Due 07/15/2022	1,640,000	$1,649,720
Wells Fargo & Co. Subordinated Notes, 5.606% Due 01/15/2044	2,000,000	2,266,082
21.8% – Total Finance		$25,412,858
Industrial
AT&T Inc. Senior Unsecured Notes, 5.000% Due 03/01/2021	1,500,000	1,613,268
Becton Dickinson Senior Unsecured Notes, 3.125% Due 11/08/2021	1,700,000	1,742,889
Chevron Corp. Senior Unsecured Notes, 2.355% Due 12/05/2022	1,250,000	1,226,699
CR Bard Inc. Senior Unsecured Notes, 4.400% Due 01/15/2021	1,420,000	1,520,049
Dover Corp. Senior Unsecured Notes, 5.450% Due 03/15/2018	1,395,000	1,462,154
Eaton Corp. Senior Unsecured Notes, 2.750% Due 11/02/2022	1,700,000	1,683,738
General Electric Capital Corp. Senior Unsecured Floating Rate Notes, 1.963% Due 03/15/2023**	2,000,000	2,026,048
Johnson Controls International PLC, 3.625% Due 07/02/2024	625,000	633,824
Johnson Controls International PLC, 3.750% Due 12/01/2021	850,000	879,765
Kroger Co. Senior Unsecured Notes, 3.400% Due 04/15/2022	385,000	392,454
Kroger Co. Senior Unsecured Notes, 6.800% Due 12/15/2018	1,000,000	1,094,697
McDonalds Corp. Senior Unsecured Notes, 6.300% Due 03/01/2038	1,300,000	1,620,048
Shell International Finance Senior Unsecured Notes, 2.125% Due 05/11/2020	550,000	549,343
Shell International Finance Senior Unsecured Notes, 3.250% Due 05/11/2025	1,600,000	1,598,688
Union Pacific Corp. Senior Unsecured Notes, 5.650% Due 05/01/2017	580,000	588,801
United Technologies Junior Subordinated Notes, 1.778% Due 05/04/2018**	1,570,000	1,570,342

The accompanying notes are an integral part of these financial statements.

12

JOHNSON INSTITUTIONAL CORE BOND FUND
Portfolio of Investments as of December 31,

Fixed Income Securities	Face Value	Fair Value
Verizon Communications Senior Unsecured Notes, 4.672% Due 03/15/2055	1,732,000	$1,626,539
18.7% – Total Industrial		$21,829,346
Utilities
Berkshire Hathaway Energy Senior Unsecured Notes, 3.750% Due 11/15/2023	1,300,000	1,359,416
Duke Energy Corp., Senior Unsecured Notes, 3.550% Due 09/15/2021	1,725,000	1,785,615
Enterprise Products Senior Unsecured Notes, 3.350% Due 03/15/2023	1,655,000	1,675,449
Eversource Energy Senior Unsecured Notes, 1.450% Due 05/01/2018	500,000	498,355
Georgia Power Co. Senior Unsecured Notes, 5.700% Due 06/01/2017	425,000	432,709
Northern Natural Gas Co. Senior Unsecured Notes, 5.750% Due 07/15/2018*	1,000,000	1,057,124
NStar Senior Unsecured Notes, 4.500% Due 11/15/2019	1,000,000	1,061,428
Virginia Electric & Power Co. Senior Unsecured Notes, 5.950% Due 09/15/2017	1,535,000	1,581,623
Williams Partners Senior Unsecured Notes, 4.875% Due 05/15/2023	1,465,000	1,492,349
Xcel Energy Inc. Senior Unsecured Notes, 4.700% Due 05/15/2020	1,000,000	1,063,498
10.3% – Total Utilities		$12,007,566
50.8% Total Corporate Bonds		$59,249,770
United States Government Treasury Obligations
Treasury Inflation Protected Security, 1.000% Due 02/15/2046	1,734,255	1,741,584
United States Treasury Bond, 2.500% Due 02/15/2045	3,500,000	3,117,597
United States Treasury Floating Rate Notes, 0.746% Due 04/30/2018**	5,000,000	5,008,765
United States Treasury Floating Rate Notes, 0.726% Due 10/31/2018**	1,800,000	1,800,157

Fixed Income Securities	Face Value	Fair Value
United States Treasury Notes, 2.500% Due 05/15/2046	4,500,000	$3,999,024
United States Treasury Notes, 2.750% Due 08/15/2042	3,000,000	2,834,181
United States Treasury Notes, 2.750% Due 11/15/2042	1,400,000	1,322,289
17.0% – Total United States Government Treasury Obligations		$19,823,597
United States Government Agency Obligations
FHLMC Step-up Coupon Notes, 1.050% Due 08/24/2021**	5,000,000	4,921,825
FHLMC Step-up Coupon Notes, 1.500% Due 06/21/2021**	1,500,000	1,489,755
FHLMC Step-up Coupon Notes, 1.500% Due 06/23/2021**	1,500,000	1,499,293
FHLMC Step-up Coupon Notes, 1.150% Due 07/12/2021**	1,500,000	1,487,820
FHLMC Step-up Coupon Notes, 1.500% Due 12/30/2021**	1,000,000	999,950
8.9% – Total United States Government Agency Obligations		$10,398,643
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid ARM, 3.268% Due 04/01/2042**	654,506	673,825
FHLMC CMO Series 2985 Class GE, 5.500% Due 06/15/2025	163,279	177,482
FHLMC CMO Series 3946 Class LN, 3.500% Due 04/15/2041	1,040,093	1,082,632
FHLMC CMO Series 4017 Class MA, 3.000% Due 03/15/2041	452,897	459,570
FHLMC Gold Partner Certificate Pool G06616, 4.500% Due 12/01/2035	266,771	287,449
FHLMC Gold Partner Certificate Pool G08068, 5.500% Due 07/01/2035	665,469	746,131
FHLMC Gold Partner Certificate Pool G13596, 4.000% Due 07/01/2024	1,652,920	1,742,923
FNMA 10/1 Hybrid ARM, 3.257% Due 12/01/2041**	469,519	484,232

The accompanying notes are an integral part of these financial statements.

13

JOHNSON INSTITUTIONAL CORE BOND FUND
Portfolio of Investments as of December 31,

Fixed Income Securities	Face Value	Fair Value
FNMA CMO Series 2003-79 Class NJ, 5.000% Due 08/25/2023	318,372	$339,425
FNMA CMO Series 2013-21 Class VA, 3.000% Due 07/25/2028	1,208,495	1,239,161
FNMA CMO Series 2013-83 Class MH, 4.000% Due 08/25/2043	547,190	580,803
FNMA CMO Series 2014-20 Class AC, 3.000% Due 08/25/2036	971,048	1,002,372
FNMA CMO Series 2014-28 Class PA, 3.500% Due 02/25/2043	590,357	616,746
FNMA CMO Series 2015-72 Class GB, 2.500% Due 12/25/2042	1,430,590	1,441,953
FNMA CMO Series 2016-39 Class LA, 2.500% Due 03/25/2045	3,325,355	3,336,888
FNMA Partner Certificate Pool 1107, 3.500% Due 07/01/2032	1,265,529	1,316,245
FNMA Partner Certificate Pool 889050, 6.000% Due 05/01/2037	512,765	590,311
FNMA Partner Certificate Pool 9309, 3.500% Due 10/01/2031	1,449,216	1,519,401
FNMA Partner Certificate Pool 995112, 5.500% Due 07/01/2036	268,857	301,202
FNMA Partner Certificate Pool AA4392, 4.000% Due 04/01/2039	401,887	424,204
GNMA Pass Thru Certificate Pool 781397, 5.500% Due 02/15/2017	28	28
15.7% – Total United States Government Agency Obligations – Mortgage Backed Securities		$18,362,983
Taxable Municipal Bonds
Bowling Green State University Ohio Revenue – Build America Bonds, 5.330% Due 06/01/2020	750,000	822,592
Cincinnati Children’s Hospital Medical Center, 2.853% Due 11/15/2026	750,000	711,323
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 7.589% Due 07/01/2037	1,785,000	2,022,102

Fixed Income Securities	Face Value	Fair Value
Ohio Higher Education Facilities – Cleveland Clinic Health Systems, 3.849% Due 01/01/2022	945,000	$1,002,258
Ohio Major New Infrastructure Revenue – Build America Bonds, 4.994% Due 12/15/2020	850,000	921,357
4.7% Total Taxable Municipal Bonds		$5,479,632
Total Fixed Income Securities 97.1%		$113,314,625
(Identified Cost $113,094,564)

Preferred Stocks	Shares
Allstate Corp. Subordinated Debentures, 5.100% Due 01/15/2053	58,100	1,462,377
Total Preferred Stocks 1.3%		$1,462,377
(Identified Cost $1,410,853)
Cash Equivalents
First American Government Obligation Fund, Class Z, 0.43%**	99,590	99,590
Total Cash Equivalents 0.1%		$99,590
(Identified Cost $99,590)
Total Portfolio Value 98.5%		$114,876,592
(Identified Cost $114,605,007)
Other Assets in Excess of Liabilities 1.5%		$1,813,278
Total Net Assets 100.0%		$116,689,870
*	144A Restricted Security. The total fair value of such securities as of December 31, 2016 was $1,057,124 and represented 0.91% of net assets.
-	Northern Natural Gas Co. Bond was purchased on October 12, 2012, for $1,223,180; price on December 31, 2016 was $105.712.
**	Variable Rate Security; the rate shown is as of December 31, 2016.

ARM – Adjustable Rate Mortgage

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corporation

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

14

JOHNSON ENHANCED RETURN FUND
Portfolio of Investments as of December 31, 2016

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds
Finance
Ace INA Holdings Senior Unsecured Notes, 5.900% Due 06/15/2019	679,000	$743,096
American Express Bank Senior Unsecured Notes, 6.000% Due 09/13/2017	1,925,000	1,984,510
AON Corp. Senior Unsecured Notes, 5.000% Due 09/30/2020	1,900,000	2,046,773
BB&T Corp. Subordinated Notes, 4.900% Due 06/30/2017	1,383,000	1,404,651
BB&T Corp. Subordinated Notes, 5.250% Due 11/01/2019	1,220,000	1,318,104
ERP Operating LP Senior Unsecured Notes, 5.750% Due 06/15/2017	1,904,000	1,941,305
Goldman Sachs Group Inc. Senior Unsecured Floating Rate Notes, 1.586% Due 05/22/2017**	2,200,000	2,203,722
Huntington Bancshares Senior Unsecured Notes, 2.300% Due 01/14/2022	1,500,000	1,454,828
JPMorgan Chase & Co. Senior Unsecured Notes, 2.750% Due 06/23/2020	2,000,000	2,018,088
Keycorp Senior Unsecured Notes, 5.100% Due 03/24/2021	1,800,000	1,968,361
Manufacturers and Traders Trust Co. Subordinated Notes, 6.625% Due 12/04/2017	2,075,000	2,166,211
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 2.300% Due 04/01/2017	2,000,000	1,999,362
Morgan Stanley Senior Unsecured Notes, 2.125% Due 04/25/2018	2,165,000	2,173,625
MUFG Americas Holdings Corp. Senior Unsecured Notes, 1.625% Due 02/09/2018	1,827,000	1,820,585
PNC Bank NA Subordinated Notes, 4.875% Due 09/21/2017	1,000,000	1,023,917
PNC Funding Corp. Guaranteed Notes, 5.625% Due 02/01/2017	789,000	791,387
Suntrust Banks Inc. Senior Unsecured Notes, 6.000% Due 09/11/2017	1,000,000	1,029,934

Fixed Income Securities	Face Value	Fair Value
Travelers Companies Inc. Senior Unsecured Notes, 5.800% Due 05/15/2018	1,000,000	$1,054,930
Wells Fargo & Co. Senior Unsecured Notes, 2.100% Due 07/26/2021	2,200,000	2,140,721
28.4% – Total Finance		$31,284,110
Industrial
AT&T Inc. Senior Unsecured Notes, 4.600% Due 02/15/2021	2,000,000	2,115,356
Chevron Corp. Senior Unsecured Floating Rate Note, 1.472% Due 03/03/2022**	2,100,000	2,098,303
CR Bard Inc. Senior Unsecured Notes, 1.375% Due 01/15/2018	1,700,000	1,696,498
Eaton Corp. Senior Unsecured Notes, 5.600% Due 05/15/2018	1,000,000	1,051,193
Eaton Electric Holdings Senior Unsecured Notes, 3.875% Due 12/15/2020	1,025,000	1,069,378
General Electric Capital Corp. Senior Unsecured Floating Rate Notes, 1.180% Due 05/13/2024**	1,100,000	1,040,496
General Electric Capital Corp. Senior Unsecured Floating Rate Notes, 1.880% Due 04/15/2023**	2,000,000	2,024,958
Johnson Controls International PLC, 5.000% Due 03/30/2020	1,560,000	1,678,446
Kroger Co. Senior Unsecured Notes, 6.150% Due 01/15/2020	1,600,000	1,771,242
McDonald's Corp. Senior Unsecured Notes, 2.200% Due 05/26/2020	1,745,000	1,745,438
Norfolk Southern Corporation Senior Unsecured Notes, 5.750% Due 04/01/2018	1,564,000	1,642,161
Schulmberger Norge AS Senior Unsecured Notes, 1.250% Due 08/01/2017*	2,100,000	2,097,451
Shell International Senior Unsecured Notes, 4.300% Due 09/22/2019	1,800,000	1,909,507
United Technologies Junior Subordinated Notes, 1.778% Due 05/04/2018**	2,000,000	2,000,436

The accompanying notes are an integral part of these financial statements.

15

JOHNSON ENHANCED RETURN FUND
Portfolio of Investments as of December 31,

Fixed Income Securities	Face Value	Fair Value
Verizon Communications Senior Unsecured Notes, 4.500% Due 09/15/2020	2,003,000	$2,143,436
23.7% – Total Industrials		$26,084,299
Utilities
Berkshire Hathaway Energy Co. Senior Unsecured Notes, 2.000% Due 11/15/2018	1,000,000	1,004,310
Berkshire Hathaway Energy Co. Senior Unsecured Notes, 5.750% Due 04/01/2018	1,000,000	1,051,137
Duke Energy Corp. Senior Unsecured Notes, 5.050% Due 09/15/2019	1,672,000	1,802,476
Enterprise Products Senior Unsecured Notes, 6.500% Due 01/31/2019	1,500,000	1,635,126
Eversource Energy Senior Unsecured Notes, 1.450% Due 05/01/2018	1,425,000	1,420,313
Georgia Power Co. Senior Unsecured Notes, 5.700% Due 06/01/2017	1,945,000	1,980,278
National Rural Utilities Collateral Trust, 5.450% Due 02/01/2018	870,000	907,348
NStar Senior Unsecured Notes, 4.500% Due 11/15/2019	480,000	509,486
Virginia Electric & PowerCo. Senior Unsecured notes, 5.400% Due 04/30/2018	1,230,000	1,289,662
Williams Partners LP Senior Unsecured Notes, 7.250% Due 02/01/2017	500,000	501,953
Xcel Energy Inc. Senior Unsecured Notes, 4.700% Due 05/15/2020	400,000	425,399
11.4% – Total Utilities		$12,527,488
63.5% Total Corporate Bonds		$69,895,897
United States Government Treasury Obligations
Treasury Inflation Protected Security, 0.125% Due 04/15/2018	4,182,720	4,220,762
United States Treasury Floating Rate Notes, 0.726% Due 10/31/2018**	4,500,000	4,500,391
United States Treasury Notes, 0.625% Due 05/31/2017***	3,500,000	3,500,273

Fixed Income Securities	Face Value	Fair Value
United States Treasury Notes, 0.750% Due 10/31/2017***	6,114,000	$6,108,510
16.6% – Total United States Government Treasury Obligations		$18,329,936
United States Government Agency Obligations
FHLMC Step-up Coupon Notes, 1.000% Due 07/27/2021**	2,500,000	2,444,347
FHLMC Step-up Coupon Notes, 1.050% Due 08/24/2021**	1,000,000	984,365
FHLMC Step-up Coupon Notes, 1.500% Due 06/07/2021**	1,000,000	999,266
FHLMC Step-up Coupon Notes, 1.500% Due 06/23/2021**	1,200,000	1,199,435
FHLMC Step-up Coupon Notes, 1.150% Due 07/12/2021**	2,000,000	1,983,760
FHLMC Step-up Coupon Notes, 1.500% Due 12/28/2021**	1,500,000	1,499,437
FHLMC Step-up Coupon Notes, 1.500% Due 12/30/2021**	1,500,000	1,499,925
9.6% – Total United States Government Agency Obligations		$10,610,535
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC CMO Series 4009 Class PA, 2.000% Due 06/15/2041	1,874,526	1,846,584
FHLMC CMO Series 4287 Class AB, 2.000% Due 12/15/2026	1,123,687	1,115,262
FHLMC Gold Partner Certificate Pool J12635, 4.000% Due 07/01/2025	196,191	206,410
FNMA 10/1 Hybrid ARM, 3.257% Due 12/01/2041**	469,520	484,232
FNMA CMO Pool 1106, 3.000% Due 07/01/2032	1,341,383	1,368,661
FNMA CMO Pool 833200, 5.500% Due 09/01/2035	814,130	922,694
GNMA Pool 726475, 4.000% Due 11/15/2024	297,606	308,436
GNMA Pool 728920, 4.000% Due 12/15/2024	410,193	428,676
6.1% – Total United States Government Agency Obligations – Mortgage Backed Securities		$6,680,955

The accompanying notes are an integral part of these financial statements.

16

JOHNSON ENHANCED RETURN FUND
Portfolio of Investments as of December 31,

Fixed Income Securities	Face Value	Fair Value
Taxable Municipal Bonds
Ohio Higher Education Facilities Commission – Cleveland Clinic Health System, 2.731% Due 01/01/2017	1,000,000	$1,000,000
0.9% – Total Municipal Bonds		$1,000,000
Total Fixed Income Securities 96.7%		$106,517,323
(Identified Cost $106,965,566)

Cash & Cash Equivalents	Shares
First American Government Obligation Fund, Class Z, 0.43%**	3,391,230	3,391,230
Total Cash Equivalents 3.1%		$3,391,230
(Identified Cost $3,391,230)
Total Portfolio Value 99.8%		$109,908,553
(Identified Cost $110,356,796)
Other Assets in Excess of Liabilities 0.2%		$274,902
Total Net Assets: 100.0%		$110,183,455

Futures Contracts	Long Contracts	Unrealized Depreciation
E-mini Standard & Poor's 500 expiring March 2017 (50 units per contract)
(Notional Value of $109,461,990)	979	$(966,520)
*	144A Restricted Security. The total fair value of such securities as of December 31, 2016 was $2,097,451 and represented 1.90% of net assets.
-	Schlumberger Norge Bond, Lot 1, purchased on June 23, 2016, for $1,799,095; price on December 31, 2016 was $99.879.
-	Schlumberger Norge Bond, Lot 2, purchased on December 19, 2016, for $299,979; price on December 31, 2016 was $99.879.
**	Variable Rate Security; the rate shown is as of December 31, 2016.
***	Held as collateral by RJ O'Brien for futures contracts
-	all of US Treasury Note maturing 05/31/2017, and part of US Treasury Note maturing 10/31/2017.

ARM – Adjustable Rate Mortgage

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corporation

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

17

JOHNSON MUTUAL FUNDS
December 31, 2016

Statements of Assets and Liabilities

	Johnson Institutional Short Duration Bond Fund	Johnson Institutional Intermediate Bond Fund	Johnson Institutional Core Bond Fund	Johnson Enhanced Return Fund
Assets:
Investment Securities at Fair Value*	$123,360,992	$109,899,173	$114,876,592	$109,908,553
Due from Broker	—	—	—	10,150
Interest Receivable	964,910	757,030	840,288	737,932
Fund Shares Sold Receivable	57,978	60,352	982,334	—
Receivable for CMO Paydowns	15,207	16,293	16,293	—
Total Assets	$124,399,087	$110,732,848	$116,715,507	$110,656,635
Liabilities:
Accrued Management Fee	$23,143	$22,025	$22,967	$32,450
Payable for Variation Margin on Futures Contracts	—	—	—	440,730
Other Payables	894	958	957	—
Fund Shares Redeemed Payable	1,854	1,771	1,713	—
Total Liabilities	$25,891	$24,754	$25,637	$473,180
Net Assets	$124,373,196	$110,708,094	$116,689,870	$110,183,455
Net Assets Consist of:
Paid in Capital	$124,896,910	$110,076,220	$116,418,285	$104,844,041
Accumulated Net Investment Income/(Loss)	—	—	—	—
Accumulated Net Realized Gain (Loss) from Security Transactions & Futures Contracts	(68,355)	—	—	6,754,177
Net Unrealized Gain (Loss) on Investments	(455,359)	631,874	271,585	(448,243)
Net Unrealized (Loss) on Futures Contracts	—	—	—	(966,520)
Net Assets	$124,373,196	$110,708,094	$116,689,870	$110,183,455
Shares Outstanding (Unlimited Amount Authorized)	8,302,175	7,116,958	7,419,054	6,767,797
Offering, Redemption and Net Asset Value Per Share	$14.98	$15.56	$15.73	$16.28
*Identified Cost of Investment Securities	$123,816,351	$109,267,299	$114,605,007	$110,356,796

The accompanying notes are an integral part of these financial statements.

18

JOHNSON MUTUAL FUNDS
December 31, 2016

Statements of Operations

	Johnson Institutional Short Duration Bond Fund	Johnson Institutional Intermediate Bond Fund	Johnson Institutional Core Bond Fund	Johnson Enhanced Return Fund
	Year Ended 12/31/2016	Year Ended 12/31/2016	Year Ended 12/31/2016	Year Ended 12/31/2016
Investment Income:
Interest	$1,852,547	$2,564,954	$2,553,869	$1,584,192
Dividends	—	66,000	65,886	—
Total Investment Income	$1,852,547	$2,630,954	$2,619,755	$1,584,192
Expenses:
Gross Management Fee	$344,424	$326,600	$298,073	$367,634
Management Fee Waiver (Note #4)	(74,197)	(70,372)	(64,184)	—
Net Expenses	$270,227	$256,228	$233,889	$367,634
Net Investment Income	$1,582,320	$2,374,726	$2,385,866	$1,216,558
Realized and Unrealized Gains/(Losses):
Net Realized Gain from Security Transactions	$179,234	$270,305	$654,838	$100,824
Net Realized Gain from Futures Contracts	—	—	—	13,309,488
Net Change in Unrealized Gain (Loss) on Investments	133,919	717,704	(398,336)	122,938
Net Change in Unrealized (Loss) on Futures Contracts	—	—	—	(1,915,570)
Net Gain/(Loss) on Investments	$313,153	$988,009	$256,502	$11,617,680
Net Change in Net Assets from Operations	$1,895,473	$3,362,735	$2,642,368	$12,834,238

The accompanying notes are an integral part of these financial statements.

19

JOHNSON MUTUAL FUNDS
December 31, 2016

Statements of Changes in Net Assets

	Johnson Institutional Short Duration Bond Fund		Johnson Institutional Intermediate Bond Fund		Johnson Institutional Core Bond Fund		Johnson Enhanced Return Fund
	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2016	Year Ended 12/31/2015
Operations:
Net Investment Income	$1,582,320	$1,139,641	$2,374,726	$2,048,117	$2,385,866	$2,001,980	$1,216,558	$887,743
Net Realized Gain (Loss) from Security Transactions	179,234	39,757	270,305	(36,384)	654,838	792,497	100,824	(25,227)
Net Realized Gain from Futures Contracts	—	—	—	—	—	—	13,309,488	2,580,724
Net Change in Unrealized Gain (Loss) on Investments	133,919	(627,051)	717,704	(1,342,550)	(398,336)	(1,919,456)	122,938	(404,105)
Net Change in Unrealized (Loss) on Futures Contracts	—	—	—	—	—	—	(1,915,570)	(1,727,628)
Net Change in Net Assets from Operations	$1,895,473	$552,347	$3,362,735	$669,183	$2,642,368	$875,021	$12,834,238	$1,311,507
Distributions to Shareholders:
Net Investment Income	$(1,761,554)	$(1,289,701)	$(2,459,539)	$(2,124,925)	$(2,547,906)	$(2,157,724)	$(1,419,911)	$(1,033,730)
Return of Capital	(15,972)	(11,931)	—	(9,596)	(19,024)	(12,314)	—	(14,030)
Net Realized Gain from Security Transactions	—	—	(92,392)	—	(492,798)	(636,753)	(4,052,802)	(4,269,751)
Net Change in Net Assets from Distributions	$(1,777,526)	$(1,301,632)	$(2,551,931)	$(2,134,521)	$(3,059,728)	$(2,806,791)	$(5,472,713)	$(5,317,511)
Capital Share Transactions:
Proceeds From Sale of Shares	$46,756,569	$45,463,374	$27,848,730	$36,414,364	$48,945,493	$24,627,392	$25,084,822	$7,083,579
Net Asset Value of Shares Issued on Reinvestment of Distributions	331,055	134,461	293,502	118,872	867,136	22,023	5,472,547	5,315,623
Cost of Shares Redeemed	(30,910,252)	(15,038,393)	(22,604,865)	(10,347,648)	(19,600,901)	(10,639,496)	(25,687,328)	(7,591,404)
Net Change in Net Assets from Capital Share Transactions	$16,177,372	$30,559,442	$5,537,367	$26,185,588	$30,211,728	$14,009,919	$4,870,041	$4,807,798
Net Change in Net Assets	$16,295,319	$29,810,157	$6,348,171	$24,720,250	$29,794,368	$12,078,149	$12,231,566	$801,794
Net Assets at Beginning of Year	$108,077,877	$78,267,720	$104,359,923	$79,639,673	$86,895,502	$74,817,353	$97,951,889	$97,150,095
Net Assets at End of Year	$124,373,196	$108,077,877	$110,708,094	$104,359,923	$116,689,870	$86,895,502	$110,183,455	$97,951,889
Accumulated (Distribution in Excess of) Undistributed Net Investment Income	$(195,206)	$—	$(84,813)	$—	$(175,741)	$—	$(203,353)	$—

The accompanying notes are an integral part of these financial statements.

20

FINANCIAL HIGHLIGHTS
JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2016	2015	2014	2013	2012
Net Asset Value Beginning of Period	$14.96	$15.05	$15.03	$15.27	$15.27
Operations:
Net Investment Income	0.21	0.17	0.18	0.25	0.32
Net Gains (Losses) on Securities (Realized and Unrealized)	0.04	(0.07)	0.04	(0.22)	0.04
Total Operations	$0.25	$0.10	$0.22	$0.03	$0.36
Distributions:
Net Investment Income	(0.23)	(0.19)	(0.20)	(0.25)	(0.32)
Return of Capital	(0.00)(a)	(0.00)(a)	—	—	—
Net Realized Capital Gains	—	—	—	(0.02)	(0.04)
Total Distributions	$(0.23)	$(0.19)	$(0.20)	$(0.27)	$(0.36)
Net Asset Value at End of Period	$14.98	$14.96	$15.05	$15.03	$15.27
Total Return(b)	1.68%	0.67%	1.44%	0.16%	2.35%
Net Assets End of Period (Millions)	$124.37	$108.08	$78.27	$74.11	$70.08
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.24%	0.23%	0.24%	0.24%	0.26%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.32%	1.07%	1.14%	1.57%	2.02%
Average Net Assets after Waiver	1.38%	1.14%	1.20%	1.63%	2.06%
Portfolio Turnover Rate	73.88%	42.30%	42.41%	56.49%	43.98%

(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c)	In 2016, 2015, 2014, 2013, and 2012, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.24%, 0.23%, 0.24%, 0.24%, and 0.26%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2017. (Note #4)

The accompanying notes are an integral part of these financial statements.

21

FINANCIAL HIGHLIGHTS
JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2016	2015	2014	2013	2012
Net Asset Value Beginning of Period	$15.41	$15.61	$15.40	$16.24	$16.06
Operations:
Net Investment Income	0.34	0.33	0.37	0.45	0.52
Net Gains on Securities (Realized and Unrealized)	0.18	(0.19)	0.29	(0.56)	0.22
Total Operations	$0.52	$0.14	$0.66	$(0.11)	$0.74
Distributions:
Net Investment Income	(0.36)	(0.34)	(0.39)	(0.45)	(0.52)
Return of Capital	—	(0.00)(a)	—	—	—
Net Realized Capital Gains	(0.01)	—	(0.06)	(0.28)	(0.04)
Total Distributions	$(0.37)	$(0.34)	$(0.45)	$(0.73)	$(0.56)
Net Asset Value at End of Period	$15.56	$15.41	$15.61	$15.40	$16.24
Total Return(b)	3.37%	0.90%	4.31%	(0.68)%	4.70%
Net Assets End of Period (Millions)	$110.71	$104.36	$79.64	$76.12	$73.63
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.24%	0.23%	0.24%	0.24%	0.26%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.12%	2.06%	2.30%	2.79%	3.05%
Average Net Assets after Waiver	2.18%	2.13%	2.36%	2.85%	3.09%
Portfolio Turnover Rate	50.71%	32.75%	34.31%	55.78%	21.08%

(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c)	In 2016, 2015, 2014, 2013, and 2012, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.24%, 0.23%, 0.24%, 0.24%, and 0.26%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2017. (Note #4)

The accompanying notes are an integral part of these financial statements.

22

FINANCIAL HIGHLIGHTS
JOHNSON INSTITUTIONAL CORE BOND FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2016	2015	2014	2013	2012
Net Asset Value Beginning of Period	$15.63	$15.98	$15.43	$16.52	$16.54
Operations:
Net Investment Income	0.39	0.39	0.40	0.49	0.56
Net Gains on Securities (Realized and Unrealized)*	0.19	(0.21)	0.63	(0.80)	0.26
Total Operations	$0.58	$0.18	$1.03	$(0.31)	$0.82
Distributions:
Net Investment Income	(0.40)	(0.42)	(0.43)	(0.49)	(0.56)
Return of Capital	(0.00)(a)	(0.00)(a)	—	—	—
Net Realized Capital Gains	(0.08)	(0.11)	(0.05)	(0.29)	(0.28)
Total Distributions	$(0.48)	$(0.53)	$(0.48)	$(0.78)	$(0.84)
Net Asset Value at End of Period	$15.73	$15.63	$15.98	$15.43	$16.52
Total Return(b)	3.67%	1.16%	6.79%	(1.87)%	5.05%
Net Assets End of Period (Millions)	$116.69	$86.90	$74.82	$71.30	$73.55
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.24%	0.23%	0.24%	0.24%	0.26%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.34%	2.39%	2.46%	2.99%	3.19%
Average Net Assets after Waiver	2.40%	2.46%	2.52%	3.04%	3.23%
Portfolio Turnover Rate	42.29%	29.51%	28.30%	67.39%	23.33%

*	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c)	In 2016, 2015, 2014, 2013, and 2012, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.24%, 0.23%, 0.24%, 0.24%, and 0.26%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2017. (Note #4)

The accompanying notes are an integral part of these financial statements.

23

FINANCIAL HIGHLIGHTS
JOHNSON ENHANCED RETURN FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2016	2015	2014	2013	2012
Net Asset Value Beginning of Period	$15.17	$15.82	$16.27	$15.50	$13.43
Operations:
Net Investment Income	0.18	0.15	0.16	0.24	0.23
Net Gains (Losses) on Securities and Futures Contracts (Realized and Unrealized)	1.76	0.07	2.21	4.58	2.24
Total Operations	$1.94	$0.22	$2.37	$4.82	$2.47
Distributions:
Net Investment Income	(0.21)	(0.17)	(0.17)	(0.24)	(0.23)
Return of Capital	—	(0.00)(a)	—	—	—
Net Realized Capital Gains	(0.62)	(0.70)	(2.65)	(3.81)	(0.17)
Total Distributions	$(0.83)	$(0.87)	$(2.82)	$(4.05)	$(0.40)
Net Asset Value at End of Period	$16.28	$15.17	$15.82	$16.27	$15.50
Total Return(b)	12.89%	1.34%	14.42%	31.31%	18.43%
Net Assets End of Period (Millions)	$110.18	$97.95	$97.15	$83.93	$65.19
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	0.35%	0.35%	0.35%	0.67%	1.00%
Average Net Assets after Waiver	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.16%	0.91%	0.93%	1.00%	0.85%
Average Net Assets after Waiver	1.16%	0.91%	0.93%	1.32%	1.50%
Portfolio Turnover Rate	65.13%	57.75%	56.32%	33.09%	49.63%

(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c)	Prior to May 1, 2013, the Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.35%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 0.35%. (Note #4)

The accompanying notes are an integral part of these financial statements.

24

JOHNSON MUTUAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2016

1)     Organization

The Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund (the “Bond Funds,”) and Johnson Enhanced Return Fund (each individually a “Fund” and collectively the “Funds”) are each a diversified series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Bond Funds began offering their shares publicly on August 31, 2000. The Johnson Enhanced Return Fund began offering shares publicly on December 30, 2005. All Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).

The investment objective of the Bond Funds is a high level of income over the long term consistent with preservation of capital. The investment objective of the Johnson Enhanced Return Fund is to outperform the Fund’s benchmark, the S&P 500 Composite Stock Index, over a full market cycle.

2)    Summary of Significant Accounting Policies

Basis of Accounting:

The financial statements are prepared in accordance with accounting principles generally accepted in the United State of America (GAAP). The Funds are investment companies and accordingly follow the investment company guidance of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

Financial Futures Contracts:

The Enhanced Return Fund invests in stock index futures (equity risk) in an attempt to replicate the returns of the leading large capitalization companies in the leading industries in the U.S. economy. The Fund enters into S&P 500 E-Mini contracts four times a year generally near the time the contracts would expire (contracts expire the third Friday of March, June, September and December). The contracts are generally held until it is time to roll into the next contracts. The average daily notional value for the year ended December 31, 2016 was $104,046,007. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the futures contract. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. The amount of the daily variation margin is reflected as an asset or liability within the Statements of Assets and Liabilities, while the cumulative change in unrealized gain/loss on futures contracts is reported separately within the Statements of Operations. The Net Unrealized Gains on futures contracts, as of December 31, 2016, is presented separately within the components of net assets on the Statements of Assets and Liabilities. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss at the contract settlement date. A realized gain or loss is recognized when a contract is sold, and is the difference between the fair value of the contract at purchase and the fair value of the contract when sold. Realized gains/losses on futures contracts are reported separately within the Statements of Operations. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged asset, as well as the risk that the counterparty will fail to perform its obligations.

As of December 31, 2016, RJ O’Brien holds cash as collateral in the amount of $10,150 and is restricted from withdrawal. The Fund holds U.S. Treasury Notes with the custodian, which also serve as collateral for future contracts, with a value on December 31, 2016 of $5,676,317. Net variation margin payable on futures contracts as of December 31, 2016 was $440,730.

Offsetting Assets and Liabilities:

The Enhanced Return Fund has adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The Fund’s policy is to recognize a net asset/liability equal to the net variation margin for the futures contracts. As of December 31, 2016, the Fund only has one position and the variation margin applicable to that position is presented in the Statement of Assets and Liabilities.

25

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2016

2)    Summary of Significant Accounting Policies, continued

The following table presents the Enhanced Return Fund Portfolio’s liability derivatives available for offset under a master netting agreement net of collateral pledged as of December 31, 2016.

Liabilities:

Description	Gross amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Gross Amounts Not Offset in the Statement of Assets & Liabilities
				Financial Instruments	Cash Collateral Pledged/ Received	Net Amount
Futures Contracts	$440,730	$—	$440,730	$440,730	$—	$—
Total	$440,730	$—	$440,730	$440,730	$—	$—

Investment Income and Realized Capital Gains and Losses on Investment Securities:

Interest income is recorded on an accrual basis. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Income Taxes:

It is the Funds’ policy to distribute annually, prior to the end of the year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the calendar year, any remaining net investment income and net capital gains to comply with the special provisions of the Internal Revenue Code available to registered investment companies (“RICs”). Each year, each Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code by making distributions as noted above and complying with other requirements applicable to RICs. As a result, no provision for income taxes is required.

Accounting for Uncertainty in Income Taxes:

As of all open tax years ended December 31, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Distributions:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds intend to distribute net investment income on a calendar quarter basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

26

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2016

2)    Summary of Significant Accounting Policies, continued

For the year ended December 31, 2016, the Funds made the following reclassifications to increase (decrease) the components of the net assets:

	Paid in Capital	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Short Duration Bond Fund	$(10,373)	$179,234	$(168,861)
Intermediate Bond Fund	(19,816)	(84,813)	(64,997)
Core Bond Fund	—	162,040	(162,040)
Enhanced Return Fund	—	203,353	(203,353)

3)    Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis.

Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith by, or under the direction of, the Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

GAAP establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

♦	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
♦	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
♦	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level of the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Corporate Bonds. Corporate bonds are generally valued at prices obtained from pricing vendors. The fair value of corporate bonds is estimated using market approach valuation techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads

27

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2016

3)    Security Valuation and Transactions, continued

adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they will be categorized in Level 3.

U.S. Government Securities. U.S. government securities are generally valued at prices obtained from pricing vendors. U.S. government securities, including U.S. Treasury Obligations, are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities are generally valued at prices obtained from pricing vendors. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Municipal Bonds. Municipal bonds are generally valued at prices obtained from pricing vendors. Municipal Bonds are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.

Preferred Stocks. Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Money Market. Investments in mutual funds, including money market mutual funds (notated throughout these financials as cash equivalents), are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Derivative Instruments. Listed derivatives, including futures contracts that are actively traded, are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy.

The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2016:

Short Duration Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$85,352,662	$—	$85,352,662
U.S. Treasury Obligations	—	15,218,460	—	15,218,460
U.S. Agency Obligations	—	13,058,140	—	13,058,140
U.S. Agency Obligations – Mortgage-Backed	—	7,369,508	—	7,369,508
Taxable Municipal Bonds	—	1,110,000	—	1,110,000
Cash Equivalents	1,252,222	—	—	1,252,222
Total	$1,252,222	$122,108,770	$—	$123,360,992

28

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2016

3)    Security Valuation and Transactions, continued

Intermediate Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$64,444,224	—	$64,444,224
U.S. Treasury Obligations	—	17,463,663	—	17,463,663
U.S. Agency Obligations	—	11,173,343	—	11,173,343
U.S. Agency Obligations – Mortgage-Backed	—	8,948,305	—	8,948,305
Taxable Municipal Bonds	—	6,176,903	—	6,176,903
Preferred Stocks	1,507,431	—	—	1,507,431
Cash Equivalents	185,304	—	—	185,304
Total	$1,692,735	$108,206,438	$—	$109,899,173

Core Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$59,249,770	$—	$59,249,770
U.S. Treasury Obligations	—	19,823,597	—	19,823,597
U.S. Agency Obligations	—	10,398,643	—	10,398,643
U.S. Agency Obligations – Mortgage-Backed	—	18,362,983	—	18,362,983
Taxable Municipal Bonds	—	5,479,632	—	5,479,632
Preferred Stocks	1,462,377	—	—	1,462,377
Cash Equivalents	99,590	—	—	99,590
Total	$1,561,967	$113,314,625	$—	$114,876,592

Enhanced Return Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$69,895,897	$—	$69,895,897
U.S. Treasury Obligations	—	18,329,936	—	18,329,936
U.S. Agency Obligations	—	10,610,535	—	10,610,535
U.S. Agency Obligations – Mortgage-Backed	—	6,680,955	—	6,680,955
Taxable Municipal Bonds	—	1,000,000	—	1,000,000
Cash Equivalents	3,391,230	—	—	3,391,230
Sub-Total	$3,391,230	$106,517,323	$—	$109,908,553
Other Financial Instruments**	(966,520)	—	—	(966,520)
Total	$2,424,710	$106,517,323	$—	$108,942,033

*	See Portfolio of Investments for industry classification.
**	Other financial instruments are futures contracts reflected separately in the Portfolio of Investments, and are reflected at the net unrealized depreciation on the futures contracts.

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 securities is included for this reporting period. As of and during the year ended December 31, 2016, no securities were transferred into or out of Level 1 or Level 2. If any transfers between levels would occur, they would be reflected as of the end of the period.

4)    Investment Advisory Agreement

The investment advisory agreements provide that the Adviser will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), any 12b-1 fees, and extraordinary expenses. Under the terms of the investment advisory agreements, each of the Bond Funds pays the Adviser a management fee at the annual rate of 0.30% (before the contractual waiver described below) of the Fund’s average daily net assets, which is accrued daily and paid monthly. The Johnson Enhanced Return Fund pays the Adviser a management fee at the annual rate of 0.35% of the Fund’s average daily net assets.

29

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2016

4)    Investment Advisory Agreement, continued

The Adviser received management fees for the year ended December 31, 2016 as indicated below. Effective May 1, 2016, the Adviser has agreed to waive a part of the management fee for the Bond Funds from a maximum of 0.30% to an effective fee ratio of 0.236%. This is a change in the fee from the prior period (May 1, 2015 to April 30, 2016) of 0.234%. The Adviser has the right to remove this fee waiver any time after April 30, 2017.

For the year ended December 31, 2016, information regarding fees was as follows:

Fund	Fee	Fee Waiver	Effective Fee Ratio	Management Fee After Waiver	Contractual Waiver	Payable
Short Duration Bond Fund	0.30%	0.064%	0.236%	$270,227	$74,197	$23,143
Intermediate Bond Fund	0.30%	0.064%	0.236%	256,228	70,372	22,025
Core Bond Fund	0.30%	0.064%	0.236%	233,889	64,184	22,967
Enhanced Return Fund	0.35%	—	0.35%	367,634	—	32,450

5)    Related Party Transactions

All officers and one Trustee of the Trust are employees of the Adviser. Total compensation for the Independent Trustees as a group was $40,000 for the year ended December 31, 2016, which was paid by the Adviser, and as a group they received no additional compensation from the Trust. The Trust consists of eleven Funds: Johnson Equity Income Fund, Johnson Growth Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2016, Covie and Company owned in aggregate 52.14% of the Short Duration Bond Fund, 62.74% of the Intermediate Bond Fund, and 58.31% of the Core Bond Fund. At December 31, 2015, client accounts managed by the Adviser and held by Charles Schwab & Co, held in aggregate 37.15% of the Core Bond Fund, and 91.95% of the Enhanced Return Fund.

Johnson Financial, Inc. is a wholly-owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency and administration services to the Funds. These fees are paid by the Adviser.

6)    Purchases and Sales of Securities

For the year ended December 31, 2016, purchases and sales of investment securities aggregated:

	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Short Duration Bond Fund	$71,474,102	$60,793,788	$13,718,024	$18,721,111
Intermediate Bond Fund	37,704,882	32,624,909	20,134,910	20,463,226
Core Bond Fund	48,644,389	26,644,450	21,945,046	14,657,696
Enhanced Return Fund	54,560,580	46,695,255	12,506,519	12,046,904

30

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2016

7)    Capital Share Transactions

As of December 31, 2016, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form.

	Short Duration Bond Fund		Intermediate Bond Fund		Core Bond Fund		Enhanced Return Fund
	Year ended 12/31/2016	Year ended 12/31/2015	Year ended 12/31/2016	Year ended 12/31/2015	Year ended 12/31/2016	Year ended 12/31/2015	Year ended 12/31/2016	Year ended 12/31/2015
Shares Sold to Investors	3,101,189	3,012,855	1,759,192	2,324,335	3,017,893	1,542,013	1,581,898	442,597
Shares Issued on Reinvestment of Dividends	21,971	8,939	18,633	7,629	54,300	1,396	336,530	347,143
Subtotal	3,123,160	3,021,794	1,777,825	2,331,964	3,072,193	1,543,409	1,918,428	789,740
Shares Redeemed	(2,045,636)	(999,272)	(1,431,163)	(664,012)	(1,211,185)	(666,187)	(1,609,574)	(470,652)
Net Increase During Period	1,077,524	2,022,522	346,662	1,667,952	1,861,008	877,222	308,854	319,088
Shares Outstanding:
Beginning of Year	7,224,651	5,202,129	6,770,296	5,102,344	5,558,046	4,680,824	6,458,943	6,139,855
End of Period	8,302,175	7,224,651	7,116,958	6,770,296	7,419,054	5,558,046	6,767,797	6,458,943

8)    Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

9)    Federal Tax Information

For Federal income tax purposes, the cost of investment securities owned on December 31, 2016 the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value), excluding futures contracts, was as follows:

Fund	Tax Cost of Securities	Appreciation	Depreciation	Net Appreciation (Depreciation)
Short Duration Bond Fund	$123,816,351	$234,580	$(689,939)	$(455,359)
Intermediate Bond Fund	109,267,299	1,302,526	(670,652)	631,874
Core Bond Fund	114,605,007	1,475,637	(1,204,052)	271,585
Enhanced Return Fund	110,356,796	208,280	(656,523)	(448,243)

31

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2016

9)    Federal Tax Information, continued

The tax character of the distributions paid is as follows:

		Ordinary Income*	Net Realized Long-Term Capital Gain	Return of Capital	Total Distributions Paid
Short Duration Bond Fund	2015	$1,289,701	$—	$11,931	$1,301,632
	2016	1,761,554	—	15,972	1,777,526
Intermediate Bond Fund	2015	2,124,684	241	9,596	2,134,521
	2016	2,459,539	92,392	—	2,551,931
Core Bond Fund	2015	2,352,818	441,659	12,314	2,806,791
	2016	2,547,906	492,798	19,024	3,059,728
Enhanced Return Fund	2015	2,774,427	2,529,054	14,030	5,317,511
	2016	3,082,599	2,390,114	—	5,472,713

*  Short-Term Capital Gains were combined with Ordinary Income as they are taxed at the Ordinary Income tax rate.

As of December 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Net Realized Long-Term Capital Gains	Short-Term Capital Loss Carryovers (Infinite)	Long-Term Capital Loss Carryovers (Infinite)	Unrealized Appreciation (Depreciation)	Post- October Capital Loss	Total Distributable Earnings on a Tax Basis
Short Duration Bond Fund	$—	$—	$—	$(68,355)	$(455,359)	$—	$(523,714)
Intermediate Bond Fund	—	—	—	—	631,874	—	631,874
Core Bond Fund	—	—	—	—	271,585	—	271,585
Enhanced Return Fund	2,313,927	3,473,730	—	—	(448,243)	—	5,339,414

For the year ended December 31, 2016, the Short Duration Bond Fund utilized $7,085 of short-term capital loss carryforward, and $3,288 of long-term capital loss carryforward, and the Intermediate Bond Fund utilized $11,719 of short-term capital loss carryforward and $101,197 of long-term capital loss carryforward.

32

DISCLOSURE OF EXPENSES (Unaudited)
December 31, 2016

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on June 30, 2016 and held through December 31, 2016.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

	Beginning Account Value June 30, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period* July 1, 2016 – December 31, 2016
Institutional Short Duration Bond Fund
Actual	$1,000.00	$994.06	$1.17
Hypothetical	$1,000.00	$1,024.03	$1.21
Institutional Intermediate Bond Fund
Actual	$1,000.00	$988.39	$1.17
Hypothetical	$1,000.00	$1,024.03	$1.21
Institutional Core Bond Fund
Actual	$1,000.00	$981.04	$1.16
Hypothetical	$1,000.00	$1,024.03	$1.21
Enhanced Return Fund
Actual	$1,000.00	$1,012.59	$1.79
Hypothetical	$1,000.00	$1,023.44	$1.81

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For the Institutional Bond Funds, the expense ratio (after waiver) is 0.234%, and for the Enhanced Return Fund, the expense ratio is 0.35%.

33

ADDITIONAL INFORMATION
December 31, 2016

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust’s Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Johnson Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, and Johnson Enhanced Return Fund (the “Funds”), each a series of Johnson Mutual Funds Trust, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Johnson Mutual Funds Trust as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ COHEN & COMPANY, LTD.
Cleveland, Ohio
February 28, 2017

35

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Interested Trustee
Timothy E. Johnson (74) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Chairman of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati; previously President of the Adviser until October 2013.	11	None
Independent Trustees
Ronald H. McSwain (74) 3777 West Fork Road Cincinnati, Ohio 45247	Chairman and Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	11	None
John R. Green (74) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company	11	None
James J. Berrens (51) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 2006	Chief Executive Officer since May 2015, Chief Financial Officer September 2010 to May 2015 for Christian Community Health	11	None
Dr. Jeri B. Ricketts (59) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 2013	Director of Carl H. Lindner Honors-PLUS Program, University of Cincinnati, since 2002; Associate Professor in Accounting, University of Cincinnati since 1986.	11	None

36

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Officers
Jason O. Jackman (46) 3777 West Fork Road Cincinnati, Ohio 45247	President	Since 2013	President and Chief Investment Officer of the Adviser since October 2013; Director of Fixed Income and Institutional Management March 2004 to October 2013.	N/A	N/A
Dale H. Coates (58) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A
Marc E. Figgins (52) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	NA	NA
Scott J. Bischoff (50) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser; Chief Compliance Officer of the Adviser	NA	NA
Jennifer J. Kelhoffer (45) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Compliance Associate for the Adviser since March 2006	NA	NA

37

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Interested Trustee
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Jeri B. Ricketts	Independent Trustee
Jason Jackman	President
Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant

Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian

US Bank
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered Public Accounting Firm

Cohen & Company
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel

Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, the code of ethics was not amended.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)       Not applicable.

(f)       The Trust's Code of Ethics is available on request without charge; please call for your copy at

513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds

3777 West Fork Road

Cincinnati OH 45247

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that that the registrant does not have an audit committee financial expert serving on its Audit Committee as defined by the SEC. The board determined that, although none of the Audit Committee members meet the technical definition of an audit committee financial expert as defined by the SEC, the members have sufficient financial expertise to address any issues that are likely to come before the committee. It was the consensus of the Trustees that it is not necessary at the present time for the committee to have an audit committee financial expert and that, if an issue ever arises, the committee will consider hiring an expert to assist as needed.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2015	$ 68,000.00
FY 2016	$ 74,800.00

(b)	Audit-Related Fees

	Registrant	Adviser

FY 2015	$ 5,600.00	$ 9,500.00
FY 2016	$ 5,600.00	$ 9,500.00

(c)	Tax Fees

	Registrant	Adviser

FY 2015	$ 23,250.00	$ 0.00
FY 2016	$ 27,500.00	$ 0.00

Nature of the services: The auditor completed the annual tax returns.

(d)	All Other Fees

	Registrant	Adviser

FY 2015	$ 0.00	$ 0.00
FY 2016	$ 0.00	$ 0.00

(e)	(1)	Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. All non-audit services provided to the Trust or the Adviser by the Trust’s principal accountant are specifically approved in advance on a case-by-case basis by the Board’s audit committee.

(2)	Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All non-audit services were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.

(f)         During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser

FY 2015	$ 23,250.00	$ 0.00
FY 2016	$ 27,500.00	$ 0.00

(h)        Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of February 16, 2017, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are filed herewith.

(a)(3)	Not applicable.

(b)	Certifications required by Rule 30a-2(b) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Johnson Mutual Funds Trust

By: /s/Jason O. Jackman

Jason O. Jackman, President

Date March 10, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Jason O. Jackman

Jason O. Jackman, President

Date March 10, 2017

By: /s/ Marc E. Figgins

Marc E. Figgins, Treasurer

Date March 10, 2017